                                                                 EXHIBIT 10.18.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      1. Contract Number
                                                                                                        Page       of Pages
                                                                           POHC-2002-D-0003                      1               2
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2. Amendment/Modification Number       3. Effective Date       4. Requisition/Purchase Request No.    5. Project No. (if applicable)
              M0002                         August 1, 2002     POHC-2002-F-0001
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6. Issued By                                Code                  7. Administered By (If other than line 8)
Office of Contracting and Procurement            ---------------     Department of Health, Office of Managed Care
Public Safety Cluster, Department of                                 Medical Assistance Administration
Health Bureau                                                        625 North Capitol Street, N.E.
441 4th Street, NW., Suite 800 South                                 Attention: Ms. Maude Holt
Washington, DC 20001                                                 Telephone: (202) 442-9074
-------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8. Name and Address of Contractor (No. Street, city, country, state         (X) 9A. Amendment of Solicitation No.
     and ZIP Code)                                                          ---
   AMERIGROUP MARYLAND INC                                                      ----------------------------------------------------
   514 10TH STREET N.W., SUITE 600                                              9B. Dated (See Item 11)
   WASHINGTON, DC 20004
   ATTN: JANE THOMPSON                                                      --------------------------------------------------------
                                                                                10A. Modification of Contract/Order No.
                                                                                  POHC-2002-D-0003/POHC-2002-F-0001 (D.O)
                                                                            (X) ----------------------------------------------------
                                                                                10B. Dated (See Item 13)
----------------------------------------------------------------------------
         Code                                      Facility                       AUGUST 1, 2002
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                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended,  [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods; (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
    THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS' PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If
    by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to a solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. Accounting and Appropriation Data (if Required)

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        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
           IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
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  (X)   A. This change order is issued pursuant to: (Specify Authority)
------  The changes set forth in item 14 are made in the contract/order no. in Item 10A.
------------------------------------------------------------------------------------------------------------------------------------
        B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.
------------------------------------------------------------------------------------------------------------------------------------
   X    C. This supplemental agreement is entered into pursuant to authority of:
        DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2(c) Bilateral Contract Modification and agreement between the parties
------------------------------------------------------------------------------------------------------------------------------------
        D. Other (Specify type of modification and authority)
        DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2(c) Bilateral Contract Modification and agreement between the parties
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E. IMPORTANT:     Contractor [ ] is not,    [X] is required to sign this document and return    2   copies to the issuing office.
                                                                                             ------
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14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

    THE DELIVERY ORDER REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS FOLLOWS:

    1.  Block 10B above, the Effective Date of award identified in Block 3 is changed from April 11, 2002 to August 1, 2002.

    2.  Section B: A list of Rates increase for trend effective from contract period of August 1, 2002 through July 31, 2003 is listed on page 2 of this Modification.

    3.  F.3.1 IMPLEMENTATION
        The implementation date and the effective date of the contract (Block 10A above) is the same, August 1, 2002




------------------------------------------------------------------------------------------------------------------------------------
Except as provided herein, all terms and conditions of the document referenced in item (9A or 10A as heretofore changed, remains unchanged and in full force and effect.
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15A. Name and Title of Signer (Type or print)                      16A. Name of Contracting Officer
                                                                        ESTHER M. SCARBOROUGH
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15B. Name of Contractor                        15C. Date Signed    16B. District of Columbia                    16C. Data Signed


    (Signature of person authorized to sign)                                 (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO] Government of the District of Columbia             [LOGO] Office of Contracting & Procurement               DC OCP 202 (7-99)


                                                      2nd BAFO Rates Increase                        Proprietary and Confidential
DISTRICT OF COLUMBIA                                         For Trend                               Source Selection Information
                                     Effective Contract Period August 1, 2002 to July 31, 2003

AMERICAID COMMUNITY CARE

AMERICAID 2ND BAFO OFFERS TRENDED TO THE CONTRACT PERIOD AUGUST 1, 2002 TO JULY 31, 2003

--------------------------------------------------------------
         RATE CELL                         MCO2
--------------------------------------------------------------
< 1 Male & Female                      $  277.78
--------------------------------------------------------------
1 - 12 Male & Female                   $  105.00
--------------------------------------------------------------
13 - 18 Female                         $  177.11
--------------------------------------------------------------
13 - 18 Male                           $  190.30
--------------------------------------------------------------
19 - 36 Female                         $  186.10
--------------------------------------------------------------
19 - 36 Male                           $  126.18
--------------------------------------------------------------
37+ Female                             $  302.24
--------------------------------------------------------------
37+ Male                               $  262.76
--------------------------------------------------------------
Month of Birth                         $5,673.31
--------------------------------------------------------------
Month of Delivery                      $6,286.51
--------------------------------------------------------------

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                                                                       1. Contract Number                  PAGE     OF    PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
                                                                       POHC-2002-D-0003                      1             14
------------------------------------------------------------------------------------------------------------------------------------
2. Amendment/Modification Number                                                                      5. Project No. (if applicable)
M0003
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------------------------------------------------------------------------------------------------------------------------------------
8. Name and Address of Contractor (No. Street, city, country, state and ZIP Code)       (X)  9A. Amendment of Solicitation No.

AMERIGROUP MARYLAND INC.                                                                     ---------------------------------------
514 10TH STREET N.W., SUITE 600                                                              9B. Dated (See Item 11)
WASHINGTON, DC 20004
ATTN: JANE THOMPSON                                                                          ---------------------------------------
                                                                                             10A. Modification of Contract/Order No.
                                                                                             POHC-2002-D-0003
                                                                                         X    --------------------------------------
-------------------------------------------------------------------------------------        10B. Dated (See Item 13)
         Code                                       Facility                                 1-Apr-02
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                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [  ] is extended. [  ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
    solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning    copies of the
    amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
    THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
    virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. Accounting and Appropriation Data (If Required)
01 HCO 02 NTHA1 0409
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
------------------------------------------------------------------------------------------------------------------------------------
 (X)  A. This change order is issued pursuant to: (Specify Authority)
-----
      The changes set forth in Item 14 are made in the contract/order no. in Item 10A.
------------------------------------------------------------------------------------------------------------------------------------
      B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.
------------------------------------------------------------------------------------------------------------------------------------
  X   C. This supplemental agreement is entered into pursuant to authority of:     27 DCMR Chapter 36, Section 3601.2
      The changes set forth in item 14 are in the contract/order Article 4
------------------------------------------------------------------------------------------------------------------------------------
      D. Other (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:     Contractor [  ] is not,     [X] is required to sign this document and return   2   copies to the issuing office.
                                                                                                ---
------------------------------------------------------------------------------------------------------------------------------------
14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

THE CONTRACT REFERENCED IN BLOCK 10A IS MODIFIED AS STATED ON PAGES 2 THROUGH 12 OF THIS MODIFICATION.









------------------------------------------------------------------------------------------------------------------------------------
Except as provided herin, all terms and conditions of the document referenced in Item (9A or 10A as heretofore changed, remains unchanged and in full force and effect
------------------------------------------------------------------------------------------------------------------------------------
15A. Name and Title of Signer (Type or print)                         16A. Name of Contracting Officer
                                                                           ESTHER M. SCARBOROUGH
------------------------------------------------------------------------------------------------------------------------------------
15B. Name of Contractor                       15C. Date Signed        16B. District of Columbia                    16C. Date Signed


  (Signature of person authorized to sign)                                  (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO] Government of the District of Columbia              [LOGO] Office of Contracting & Procurement              DC OCP 202 (7-99)
------------------------------------------------------------------------------------------------------------------------------------

                          SECTION I - CONTRACT CLAUSES

I.     Standard Contract Clauses...........................................  189

I.1    Covenant Against Contingent Fees....................................  189
I.2    Patents.............................................................  189
I.3    Quality.............................................................  189
I.4    Inspection of Supplies..............................................  189
I.5    Inspection of Services..............................................  193
I.6    Waiver..............................................................  193
I.7    Default.............................................................  193
I.8    Indemnification.....................................................  195
I.9    Transfer............................................................  195
I.10   Taxes...............................................................  196
I.11   Payments............................................................  196
I.12   Evaluation of Prompt Payment Discount...............................  196
I.13   Responsibility for Supplies Tendered................................  196
I.14   Appointment of Attorney.............................................  197
I.15   Officers Not to Benefit.............................................  197
I.16   Disputes............................................................  198
I.17   Claims by the District Against a Contractor.........................  199
I.18   Changes.............................................................  200
I.19   Termination for Convenience of the District.........................  201
I.20   Recovery of Debts Owed the District.................................  208
I.21   Examination of Books, etc. by the Office of Inspector General
       and the District of Columbia Auditor................................  208
I.22   Non-Discrimination Clause...........................................  208
I.23   Definitions.........................................................  210
I.24   Health and Safety Standards.........................................  210
I.25   Appropriation of Funds..............................................  210
I.26   Hiring of District Residents........................................  211
I.27   Buy American Act....................................................  211
I.28   Service Contract Act of 1965........................................  212
I.29   Cost and Pricing Data...............................................  218
I.30   Cost-Reimbursement Contracts - CLIN 0002 Only.......................  220
I.31   Termination of Contracts for Certain Crimes and Violations..........  220
I.32   Additional Standard Clauses.........................................  220
I.33   Contract Type and Price.............................................  229
I.34   RESERVED............................................................  229
I.35   Assignment of Funds.................................................  229

REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK


--------------------------------------------------------------------------------
CONTRACT NO.: POHC-2002-D-0003         188
--------------------------------------------------------------------------------

Please add the following changes:

C.10.5.7.7     Addiction Prevention Recovery Administration
C.10.5.7.8     Head Start
C.10.5.7.9     Maternal and Family Health Administration
C.10.5.7.10    Office of Lead Prevention

Change C.11.1.2
C.11.1.2 The contractor shall allow network and non-network providers to submit an initial claim for covered and, if required, prior authorized services for a maximum period of one hundred eighty days (180) following the provision of such services.

C.14.3.1 The contractor shall, whenever an enrollee's request for covered services is reduced, delayed, denied, terminated, or payment is denied, provide a written notice within five (5) days to the enrollee with a copy to the Office of Managed Care. This shall be done in accordance with Federal requirements at 42 C.F.R. Sections 431.211, 431.213 and 431.214, as amended; and all other statutory or regulatory requirements.

The notice to the enrollee shall include, at a minimum, all of the contents listed in 42 C.F.R. Section 431.210. In addition, it shall inform the enrollee about his or her opportunity to file a grievance and an appeal with the Contractor, include the phone number and name of the contact person at the Contractor's office and provide information about requesting an appeal to the Office of Managed Care and the Office of Fair Hearing.

The Contractor shall inquiry from the enrollee if he or she need assistance in completing the form for the Office of Fair Hearing and the Office of Managed Care.

If the enrollee appeals through the Office of Fair Hearing, or the Office of Managed Care the Contractor is responsible for providing an appeal summary describing the basis for the denial. The appeal summary must be submitted to the Office of Fair Hearing and the Office of Managed Care at least 15 days prior to the date of the hearing. The Office of Fair Hearing and the Office of Managed Care may require that contractor attend the hearing either via telephone or in person. The contractor is responsible for absorbing any telephone/travel expense incurred.

The Contractor shall comply with the Office of Fair Hearing and the Office of Managed Care process, no more nor less and in the same manner as is required for all other Medicaid evidentiary hearings.

The Contractor shall educate the enrollees of their rights to appeal directly to the Office of Fair Hearing instead or in addition to filing a grievance and appeal with the Contractor or the Office of Managed Care.

     1    Contractor Policies and Procedures for Complaint, Grievances, and
          Appeals
          a. The Contractor shall have written policies and procedures, which describe the informal and formal grievance and appeal process and how it operates, and the process must be in compliance with 42 C.F.R. Section 434.32 as amended. These written directives shall describe how the Contract intends to receive, track, review and report all enrollee complaints. The procedures and any changes to the procedures must be reviewed and approved in writing by the Office of Managed Care prior to implementation. The Contractor shall provide grievance or complaint appeal form and/or written procedures to enrollees who wish to register written grievance or appeals. The procedures must provide for prompt resolution of the issue and involve the participation of the individuals with the authority to require corrective action. Specific requirements regarding enrollee notices, complaints, grievances, and appeals are contained in this Article.
           b. The complaint, grievance, and appeals processes must be integrated with Quality Improvements/Quality Assurance/The complaint, grievance and appeals process shall include the following:
                    i. Procedures for registering and responding to complaints, grievances and appeals in a timely fashion;
                    ii. Documentation of the substance of the complaint or grievance or appeal and the actions taken;
                    iii. Procedures to ensure the resolution of the complaint;
                    iv. Aggregation and analysis of these data and use of data for quality improvements.

           c. The Contractor shall, within two (2) days of receipt of any written grievance or appeal resulting from denial or termination of Medicaid covered service, provide the Office of Managed Care with a copy of the request, along with a copy of the notice that was sent to the enrollee.

           d. The Contractor shall issue grievance and appeal decisions within fourteen (14) days from the date of the initial receipt of the grievance and after all information has been received. The decision must be in writing and shall include but not limited to:
                    i.    The decision reached by the Contractor;
                    ii.   The reason or reasons for the decision;
                    iii. The policies and procedures which provide the basis for the decision, and;
                    iv. A clear explanation of further appeal rights and the time frame for filing an appeal.

          e. The Contractor shall provide the Office of Managed Care with a copy of the final decision of the grievance and appeals process within forty-eight (48) hours of the receipt of the complaint in cases of medical emergencies in which delay could result in death or serious harm to an enrollee of the decision shall promptly follow the verbal notice of the expedited decision with a copy to the Office of Managed Care.


     (a)  IN GENERAL

               (1) BASIC DUTY -- Contractor shall provide each enrolled
                   individual with notice (meeting the requirements of subsections (b) and (c)) of the individual's right to request a fair hearing in the case of a dispute involving the denial of, or the termination or reduction of, an item or service covered under this Contract, or the delay in the provision of such an item or service.

               (2) NOTICE AT ENROLLMENT -- Contractor shall include the notice described in paragraph (1) in the Enrollee Handbook that is distributed to each enrolled individual within 10 days of being notified by District of a individual's enrollment.

               (3) NOTICE AT TIME OF DENIAL, TERMINATION, OR REDUCTION --
                   Contractor shall ensure that, within 48 hours of the denial of, or the termination or reduction of, an item or service covered under this Contract, the enrolled individual receives, orally and in writing, notice of the individual's right to request a fair hearing as required under this contract.

     (b) CONTENT OF NOTICE -- Contractor shall ensure that the notice described in subsection (a)(1) contains the following information, consistent with 42 C.F.R. Section 431.206:

               (1) the enrolled individual is entitled to a fair hearing under
               Section 1902(a)(3) of the Social Security Act, 42 U.S.C. Section 1396a(a)(3), 42 C.F.R. Section 431.220;

               (2) the enrolled individual may immediately request such a hearing;

               (3) the method by which the enrolled individual may obtain such a hearing;

               (4) the right of the enrolled individual to represent himself or herself or to be represented by his or her family or caregiver, legal counsel, or other spokesperson;

               (5) in the case of a determination involving the reduction of an item or service being furnished to the enrolled individual, Contractor shall continue to furnish the item or service to the enrolled individual pending a final decision in a fair hearing;

          (6) the right of the enrolled individual to a fair hearing whether or not the individual invokes the grievance procedure maintained by Contractor under this contract; and

          (7) the availability of accommodations for individuals with special health care needs.

     (c) UNDERSTANDABILITY Contractor shall ensure that the notice required under subsection(a)(1) is written:

          (1) in a manner and format which may be easily understood by an enrolled individual; and

          (2) in each language which is spoken as a primary language by Contractor's enrollees.

Section 1005. GRIEVANCE PROCEDURE

     (a) IN GENERAL

          (1) BASIC DUTY -- Contractor shall establish and maintain a grievance procedure in compliance with the requirements of this section.

          (2) SCOPE -- The grievance procedure maintained by Contractor under this section shall resolve disputes involving:

               (A) the denial of, or the termination or reduction of, an item or service covered under this Contract; or

               (B) the delay in the furnishing of such an item or service.

     (b) FILING OF GRIEVANCES

          (1) PARTIES -- Within 30 days of notice of, any of the following may invoke the grievance procedure under this section by filing with Contractor a grievance in writing (by facsimile or otherwise):

               (A) the enrolled individual affected by the determination (or in the case of an enrolled adolescent, the adolescent);

               (B) the primary care provider (and specialist, if any) of the enrolled individual affected by the determination; or

          (C) with the permission of the enrolled individual affected by the determination, the agency, program or provider that referred the enrolled individual for the item or service at issue.

     (2) TIMEFRAME

          (A) In the case of the issuance of a determination involving the denial of, or the termination or reduction of, a covered item or service any individual described in paragraph (1) may file a grievance within 60 days of receipt of the notice.

          (B) In the case a delay in the provision of an item or service covered under this Contract, the enrolled individual may file a grievance at any point during the delay.

     (3) RELATIONSHIP TO COMPLAINTS -- The Parties enumerated in paragraph (1) may file a grievance with Contractor under this section whether or not any of the parties has filed a compliant under this contract.

(c) FACILITATION OF GRIEVANCE PROCEDURES

     (1) INFORMATION -- Contractor shall provide on a timely basis to the party filing a grievance under subsection (b) reasonable access to, and copies of, all documents, records, and other data and information (without regard to whether such documents, records, data or information were considered or relied upon in making the adverse determination) which, in judgment of the party, is needed to enable the party to:

          (A) fully understand the basis for the determination;

          (B) establish the qualifications of the personnel responsible for the determination; and

          (C) effectively argue for an alternate determination.

     (2) INTERPRETER SERVICES -- Contractor shall make available professional interpreter services at any stage in the grievance procedure under this section upon request of the enrolled individual or their family or caregiver.

     (3) ACCOMMODATION OF ENROLLED INDIVIDUAL CHILDREN WITH SPECIAL HEALTH CARE NEEDS -- Contractor shall, in accordance with the requirements of the Americans with Disabilities Act, 42 U.S.C. Section 12101 et seq., make reasonable accommodations for enrolled individuals with special health care needs with respect to the filing and execution of the grievance procedure under this section.

(d)  RESOLUTION OF GRIEVANCES

     (1) TIMEFRAME

          (A) Contractor shall resolve grievances filed under this section not later than 30 working days after the date of receipt of the grievance, except in cases described in subparagraph (B).

          (B) In the case of a grievance involving an urgent medical condition (as defined in subparagraph (C)), Contractor shall resolve such grievance in accordance with C.14.3.1-C.14.3.I.6

          (C) URGENT DEFINED -- an urgent medical condition is a condition in a individual manifesting itself by acute symptoms of sufficient severity (including severe pain) that a prudent lay caregiver, who possesses an average knowledge of health and medicine, could reasonably expect the absence of same day medical attention to result in

               (i) placement of the individual's health in serious jeopardy;

               (ii) serious dysfunction of a individual's bodily functions; or

               (iii) serious dysfunction of a individual's bodily organ or part.

     (2) QUALIFICATIONS OF DECISION-MAKER -- A grievance relating to a determination to deny, or to terminate or reduce coverage based on a lack of medical necessity shall be resolved only by a physician with expertise in the appropriate field of medicine who is other than a physician directly or indirectly involved in the initial determination.

     (3)  WRITTEN RESOLUTION

          (A) In the case of a grievance filed under this section that is not resolved by the furnishing of the item or service in dispute, Contractor shall provide to the party within the timeframe specified in paragraph (I) a copy of Contractor's resolution in writing.

          (B) The written resolution described in subparagraph (A) shall include:

               (i) the facts established in relation to the grievance;

               (ii) the basis under the Contract for Contractor's determination;

               (iii)  any other reasons for Contractor's determination;

               (iv) the right of the enrolled individual immediately to request a fair hearing under Section 1902(a)(3) of the Social Security Act, 42 U.S.C. Section 1396a(a)(3), 42 C.F.R. Section 431.220, and the method by which the enrolled individual may obtain such a hearing; and

               (v)    the accommodations that Contractor makes under subsection
               (c)(3) for individuals with special health care needs.

     (e) CONTINUATION OF MEDICAID COVERAGE IN THE CASE OF GRIEVANCE INVOLVING A TERMINATION OR REDUCTION IN CARE

          (1) APPLICABILITY - The requirements of this subsection shall apply to each grievance filed under this section within 10 days of the date on which an enrolled individual is notified under the contract of Contractor's determination to terminate or reduce an item or service.

          (2) DUTY TO CONTINUE COVERAGE - In the case of a grievance described in paragraph (1), Contractor shall, in accordance with 42 C.F.R.
          Section 431.230, continue to furnish the item or service at the level and in the amount, scope, and duration that item or service was provided to the enrolled individual prior to such notification for the period described in paragraph (3).

          (3) PERIOD OF CONTINUATION - The period described in this paragraph begins with the date of receipt of notification and ends on the date that:

               (A)  the grievance is resolved; and

               (B) the enrolled individual has not requested a fair hearing as provided under paragraph (4).

          (4) FAIR HEARING - If Contractor resolves a grievance described in paragraph (1) by affirming the termination or reduction in whole or in part, and if the enrolled individual (or the individual's family or caregiver) makes a request for a fair hearing within 90(1) days of receiving the written resolution described in subsection (d)(3), Contractor shall continue to


----------------------------
(1) 42 C.F.R. Section 431.221(d) requires the Medicaid agency to allow each beneficiary "a reasonable time, not to exceed 90 days, from the date that notice of action is mailed, to request a hearing."

             furnish the item or service at the level and in the amount, scope, and duration that item or service was provided to the enrolled individual prior to the initiative of the grievance until a final decision is made by the District of Columbia Medical Assistance Administration.

     (f) RELATIONSHIP TO FAIR HEARINGS

             (1) Contractor shall not require an enrolled individual (or the enrolled individual's family or caregiver on behalf of the individual) to file a grievance under this section prior to seeking a fair hearing under Section 1902(a)(3) of the Social Security Act, 42 U.S.C. Section 1396a(a)(3), 42 C.F.R. Sections 431.200-431.246.

             (2) Contractor shall promptly forward to the District of Columbia Medical Assistance Administration any request, orally or in writing, from an enrolled individual (or the family or caregiver of such individual) for a fair hearing.

             (3) In the event that an enrolled individual (or the family or caregiver of such individual) files a request for a fair hearing with the District of Columbia Medical Assistance Administration while a grievance under this section with respect to the same dispute is pending, Contractor shall discontinue the processing of such grievance.

             (4) For purposes of 42 C.F.R. Section 431.244(f), the date of the filing of a grievance with Contractor under this section shall constitute the date of the request for a fair hearing.

     (g) NO CHARGE - Contractor shall not impose any charge on any party to a grievance under this section in connection with the filing and resolution of the grievance.

SECTION 1006. COMPLAINT PROCEDURE

     (a) IN GENERAL

             (1) BASIC DUTY - Contractor shall establish and maintain a complaint procedure in compliance with the requirements of this section.


             (2) SCOPE - Subject to paragraph (3), the complaint procedure maintained by Contractor under this section shall resolve disputes relating to:

                     (A) the accessibility of providers participating in Contractor's provider network;

               (B) access (by the enrolled individual or others) to the individual's personal medical information;

               (C) the manner or setting in which a covered item or service will be or has been furnished; or

               (D) (Contractor) insert other matters about which an enrolled individual is aggrieved

          (3) OUT OF SCOPE -- Contractor shall not resolve disputes involving the delay or denial or the termination or reduction of an item or service covered under the contract through the complaint procedure under this section.

     (b) FILING OF COMPLAINTS

          (1) ORAL OR WRITTEN FILING -- The enrolled individual or the caregiver of an enrolled individual (or in the case of an enrolled adolescent, the adolescent) involved in a dispute with Contractor enumerated in subsection (a)(2) may invoke the complaint procedure under this section by filing a complaint orally or in writing:

          (2) RELATIONSHIP TO GRIEVANCES -- The family or caregiver (or adolescent) described in paragraph (1) may file a complaint with Contractor under this section whether or not the party has filed a grievance under Section 1005.

     (c) FACILITATION OF COMPLAINT PROCEDURES

          (1) INFORMATION -- Contractor shall provide on a timely basis to the party filing a complaint under subsection (b) reasonable access to, and copies of, all documents, records, and other data and information which, in judgment of the party, is needed to enable the party to:

               (A) fully understanding the basis for the dispute; and

               (B) effectively argue for an alternate resolution.

          (2) INTERPRETER SERVICES -- Contractor shall make available professional interpreter services at any stage in the complaint procedure under this section upon request of the enrolled individual, or the individual's family or caregiver.

          (3) TELEPHONE ACCESS -- Contractor shall provide a toll-free, 24-hour telephone number for the filing of complaints.

     (d) RESOLUTION OF COMPLAINTS -- Contractor shall resolve a complaint filed under this section in accordance with paragraphs (1), (2), and (3).

          (1) TIMEFRAME -- Contractor shall resolve a complaint not later than [ ] days after the date of receipt of the complaint.

          (2) QUALIFICATIONS OF DECISION-MAKER -- Contractor shall ensure that a complaint is resolved by an individual who was not directly or indirectly involved in the action or inaction which gave rise to the complaint.

          (3) WRITTEN RESOLUTION -- Contract shall ensure that each complaint is resolved in writing, and shall provide a copy of the written resolution to the complainant. The written resolution shall include:

               (A)  the facts established in relation to the complaint; and

               (B) the actions, if any, which Contractor has taken or will take in response to the complaint.

     (e)  RELATIONSHIP TO FAIR HEARINGS

          (1) Contractor shall not require an enrolled individual (or the enrolled individual's family or caregiver on behalf of the individual) to file a complaint under this section prior to seeking a fair hearing under Section 1902(a)(3) of the Social Security Act, 42 U.S.C. Section 1396(a)(3), 42 C.F.R. Sections 431.200-431.246.

          (2) Contractor shall promptly forward to District of Columbia Medical Assistance Administration Office of Managed Care any request, orally or in writing, from an enrolled individual (or the family or caregiver of such individual) for a fair hearing.

          (3) In the case of a complaint relating to a dispute that is out of scope under subsection (a)(3), Contractor shall:

               (A) provide the enrolled individual (or the family or caregiver of such individual) the notice described above, unless Contractor has already provided such notice in connection with the dispute; and

               (B) if the individual (or the family or caregiver) elects to invoke the grievance procedure under Section 1005, resolve the grievance.

     (f) NO CHARGE -- Contractor shall not impose any charge on any party to a complaint under this section in connection with the filing and resolution of the complaint.

ADD I.28.8.3.1

The Contractor hereunder shall not subcontract any of the Contractor's work or services to any subcontractor without the prior, written consent of the Contracting Officer. Any work or service so subcontracted shall be performed pursuant to a subcontract agreement, which the District shall have the right to review and approve prior to its execution to the Contractor. Any such subcontract shall specify that the Contractor and the subcontractor shall be subject to every provision of this contract. Notwithstanding any such subcontractor approved by the District, the Contractor shall remain liable to the District for all Contractor's work and services required hereunder.

I.28.8.3.2

Written Agreements with Subcontractors
Contractor shall enter into and maintain a legally enforceable written agreement with each subcontractor providing services to enrollee through a subcontract to Contractor.

I.28.8.3.2.1

Purchaser Approval - The subcontractor described in this section shall not be effective until the District, in writing, determines that the subcontractor is in full compliance with the requirements of this section.

I.28.8.3.2.2

Modifications - A modification to a subcontract determined to be in full compliance under Paragraph (1) shall take effect only if the District, in writing, determines that the subcontract as modified is in full compliance with the requirements of this section.

Requirements - The subcontract shall:

     (1) set forth Contractor's agreement to perform the duties of the subcontract and to maintain ultimate responsibility for the Subcontractor's adherence to, and compliance with, the requirements, terms and conditions of the subcontract;

     (2) set forth Subcontractor's agreement to perform the duties required of Subcontractor under the subcontract;

     (3) set forth Contractor's obligation to perform under the prime contract, regardless of any failure of a Subcontractor to perform under a subcontract; and

     (3) set forth Subcontractor's agreement not to delegate any duty required of Subcontractor under the subcontract or of Contractor to any other entity.

Change C.14.3.4.2 to:

               This provision for continued coverage applies to Enrollees or an Enrollee's designee who filed a standard grievance within (60) days of the date on which the Enrollee was notified of the Contractor's determination to terminate or reduce an item or service.

Change C.3.12.2 The Contractor shall participate in the Medicaid Advisory Committee for Managed care on a quarterly basis. The Advisory Committee shall also include network providers, Enrollees, and sufficient other stakeholders, representative of relevant advocacy groups, trade associations, and the District agencies that serve Medicaid managed care Enrollees to provide comprehensive feedback on the Contractor's operations and planned changes. At a minimum, the Advisory Committee shall include a representative of the Department of Mental Health, the DC Public Schools, the District's Court System, Child and Family Services Agency, Department of Health Addiction Prevention and Recovery Administration, Maternal and Family Health Administration, Parent Representative, the Department of Human Services Youth Services Administration and Early Intervention Program.

Change C.17.2 Additional Provision for Disenrollment of Enrollees

              The Contractor may request that MAA disenroll an individual from DCHFP who has been admitted to a District approved long term care facility and or Residential Treatment Facility, who is expected to remain in the facility for thirty (30) consecutive days. If the month has less than or more than 30 days the contractor is responsible for payment.

              If approved by MAA, disenrollment is effective the first full month following the date of MAA approval.

              C.17.2.1 If the Contractor fails to place an enrollee in a District approved long term care facility and or Residential Treatment Facility the contractor will be financial responsible.

------------------------------------------------------------------------------------------------------------------------------------
                                                                       1. Contract Number                  PAGE     OF    PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
                                                                       POHC-2002-D-0003                      1              1
------------------------------------------------------------------------------------------------------------------------------------
2. Amendment/Modification Number    3. Effective Date           4. Requisition/Purchase Request No.   5. Project No. (if applicable)
M0004                                   See block 16C below     HCOP2-210457
------------------------------------------------------------------------------------------------------------------------------------
6. Issued By                                                Code [             ]           7. Administered By (if other than line 6)
     Office of Contracting and Procurement                                                 Department of Health
     Public Safety Cluster, Department of Health Bureau                                    Medical Assistance Administration
     441 4th Street, NW., Suite 800 South                                                  825 North Capitol Street, N.E.
     Washington, DC 20001                                                                  Washington, DC 20002
------------------------------------------------------------------------------------------------------------------------------------
8. Name and Address of Contractor (No. Street, city, country, state and ZIP Code)       (X)  9A. Amendment of Solicitation No.

AMERIGROUP MARYLAND INC.                                                                     ---------------------------------------
514 10TH STREET N.W., SUITE 600                                                              9B. Dated (See Item 11)
WASHINGTON, DC 20004
ATTN: JANE THOMPSON                                                                          ---------------------------------------
                                                                                             10A. Modification of Contract/Order No.
                                                                                             POHC-2002-D-0003
                                                                                         X    --------------------------------------
-------------------------------------------------------------------------------------        10B. Dated (See Item 13)
         Code                                       Facility                                 1-Apr-02
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [  ] is extended. [  ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
    solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning    copies of the
    amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
    THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
    virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. Accounting and Appropriation Data (If Required)
01 HCO 02 NTHA1 0409
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
------------------------------------------------------------------------------------------------------------------------------------
 (X)  A. This change order is issued pursuant to: (Specify Authority)
-----
      The changes set forth in Item 14 are made in the contract/order no. in Item 10A.
------------------------------------------------------------------------------------------------------------------------------------
      B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.
------------------------------------------------------------------------------------------------------------------------------------
  X   C. This supplemental agreement is entered into pursuant to authority of:     27 DCMR Chapter 36, Section 3601.2
      The changes set forth in item 14 are in the contract/order Article 4
------------------------------------------------------------------------------------------------------------------------------------
      D. Other (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:     Contractor [  ] is not,     [X] is required to sign this document and return   2   copies to the issuing office.
                                                                                                ---
------------------------------------------------------------------------------------------------------------------------------------
14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

THE CONTRACT REFERENCED IN BLOCK 10A IS MODIFIED AS FOLLOWS:

THE CONTRACT EFFECTIVITY DATE IS AUGUST 1, 2002 IN LIEU OF APRIL 1, 2002







------------------------------------------------------------------------------------------------------------------------------------
Except as provided herin, all terms and conditions of the document referenced in Item (9A or 10A as heretofore changed, remains unchanged and in full force and effect
------------------------------------------------------------------------------------------------------------------------------------
15A. Name and Title of Signer (Type or print)                         16A. Name of Contracting Officer
JANE E. THOMPSON, PRESIDENT                                           ESTHER M. SCARBOROUGH
------------------------------------------------------------------------------------------------------------------------------------
15B. Name of Contractor                       15C. Date Signed        16B. District of Columbia                    16C. Date Signed
AMERIGROUP DISTRICT OF COLUMBIA               7/17/02
/s/ Jane E. Thompson
  (Signature of person authorized to sign)                                  (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO] Government of the District of Columbia              [LOGO] Office of Contracting & Procurement              DC OCP 202 (7-99)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       1. Contract Number                  PAGE     OF    PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
                                                                       POHC-2002-D-0003                      1              2
------------------------------------------------------------------------------------------------------------------------------------
2. Amendment/Modification Number    3. Effective Date           4. Requisition/Purchase Request No.   5. Project No. (if applicable)
M0005                                  August 1, 2002           HCOP2-210457
------------------------------------------------------------------------------------------------------------------------------------
6. Issued By                                                Code [             ]        7. Administered By (if other than line 6)
     Office of Contracting and Procurement                                              Department of Health, Office of Managed Care
     Public Safety Cluster, Department of Health Bureau                                 Medical Assistance Administration
     441 4th Street, NW., Suite 800 South                                               825 North Capitol Street, N.E.
     Washington, DC 20001                                                               Attention: Ms. Maude Holl
                                                                                        Telephone: (202) 442-8074
------------------------------------------------------------------------------------------------------------------------------------
8. Name and Address of Contractor (No. Street, city, country, state and ZIP Code)       (X)  9A. Amendment of Solicitation No.

AMERIGROUP MARYLAND INC.                                                                     ---------------------------------------
514 10TH STREET N.W., SUITE 600                                                              9B. Dated (See Item 11)
WASHINGTON, DC 20004
ATTN: JANE THOMPSON                                                                          ---------------------------------------
                                                                                             10A. Modification of Contract/Order No.
                                                                                             POHC-2002-D-0003
                                                                                         X    --------------------------------------
-------------------------------------------------------------------------------------        10B. Dated (See Item 13)
         Code                                       Facility                                 AUGUST 1, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [  ] is extended. [  ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the
    solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning    copies of the
    amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
    THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
    virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. Accounting and Appropriation Data (If Required)

------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
------------------------------------------------------------------------------------------------------------------------------------
 (X)  A. This change order is issued pursuant to: (Specify Authority)
-----
      The changes set forth in Item 14 are made in the contract/order no. in Item 10A.
------------------------------------------------------------------------------------------------------------------------------------
      B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.
------------------------------------------------------------------------------------------------------------------------------------
  X   C. This supplemental agreement is entered into pursuant to authority of:
      DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2(c) Bilateral Contract modification and agreement between the parties
------------------------------------------------------------------------------------------------------------------------------------
      D. Other (Specify type of modification and authority)
      DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2(c) Bilateral Contract modification and agreement between the parties
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:     Contractor [  ] is not,     [X] is required to sign this document and return   2   copies to the issuing office.
                                                                                                ---
------------------------------------------------------------------------------------------------------------------------------------
14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

   THE DELIVERY ORDER REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS FOLLOWS:

   1. Block 10B above, the Effective Date of award identified in Block 3 is changed from April 11, 2002 to August 1, 2002.

   2. Section B: A list of Rates increase for trend effective from contract period of August 1, 2002 through July 31, 2003 is listed on page 2 of this Modification.

   3. F.3.1 IMPLEMENTATION
      The Implementation date and the effective date of the contract (Block 10A above) is the same, August 1, 2002.

   4. Reference 1006, Complaint Procedure (d) Resolution of Complaints
      (1) Timeframes-Contractor shall resolve a complaint not later than (10) days after the date receipt of the complaint.

------------------------------------------------------------------------------------------------------------------------------------
Except as provided herin, all terms and conditions of the document referenced in Item (9A or 10A as heretofore changed, remains unchanged and in full force and effect
------------------------------------------------------------------------------------------------------------------------------------
15A. Name and Title of Signer (Type or print)                         16A. Name of Contracting Officer
                                                                      ESTHER M. SCARBOROUGH
------------------------------------------------------------------------------------------------------------------------------------
15B. Name of Contractor                       15C. Date Signed        16B. District of Columbia                    16C. Date Signed

  (Signature of person authorized to sign)                                  (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO] Government of the District of Columbia              [LOGO] Office of Contracting & Procurement              DC OCP 202 (7-99)
------------------------------------------------------------------------------------------------------------------------------------

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

                                                                Page of Pages
                                                              1               2

1.   Contract Number
     POHC-2002-D-0003

2.   Amendment/Modification Number
               'M0006

3.   Effective Date
     AUGUST 1, 2003

4.   Requisition/Purchase Request No.

5.   Project No. (If applicable)

6.   Issued By                                                 Code ____________
     Office of Contracting and Procurement
     Department of Health Bureau
     441 4th Street, NW., Suite 700 South
     Washington, DC 20001

7.   Administered By (If other than line 6).
     Department of Health, Office of Managed Care
     Medical Assistance Administration
     825 North Capitol Street; N.E.
     Attention: Ms. Maude Holt
     Telephone: (202) 442-9074

8.   Name and Address of Contractor (No. Street, city, country, state and ZIP
     Code)
     AMERIGROUP DISTRICT OF COLUMBIA
     750 1ST STREET, N.E. SUITE 1120
     WASHINGTON, DC 20004
     ATTN: MS. JANE THOMPSON

     Code ____________                 Facility ____________

(X)  9A. Amendment of Solicitation No.

     9B. Dated (See Item 11).

     10A. Modification of Contract/Order No.
     POHC-2002-D-2003
 X
     10B. Dated (See Item 13)
     AUGUST 1,2002

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended. Offers must acknowledge receipt, this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  Accounting and Appropriation Data (If Required)

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A. This change order is issued pursuant in: (Specify Authority)

     IN ACCORDANCE TO DCMR CHAPTER 36, SECTION 3601.2 (C) OPTION

     The changes set forth in item 14 are made in the contract/order no. in item 10A.

     B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.

     C. This supplemental agreement is entered into pursuant to authority of:
     DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2 (c) Bilateral Contract Modification and agreement between the parties

     D. Other (Specify type of modification and authority)

     E. IMPORTANT:     Contractor [ ] is not,  [X] is required to sign this
     document and return 2 copies to the issuing office.

14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

     THE CONTRACT REFERENCED IN BLOCK 10A IS MODIFIED AS FOLLOWS:

1. TO EXERCISE A PARTIAL OPTION TO EXTEND THE CONTRACT FOR THE PERIOD OF AUGUST 1,2003 THROUGH AUGUST 4,2003, IN ACCORDANCE WITH SECTION F1.2.1, TERM OF CONTRACT. THE PRICE FOR THIS OPTION PERIOD IS $ 908,841.71.

2. A LIST OF RATES INCREASE FOR TREND EFFECTIVE FROM CONTRACT PERIOD AUGUST 1,2003 THROUGH AUGUST 4,2003 IS LISTED ON PAGE 2 OF THIS MODIFICATION.

          ALL OTHER CONTRACT TERMS AND CONDITIONS REMAIN UNCHANGED

Except as provided herein, all terms and conditions of the document referred in Item (9A or 10A as herebefore changed, remains unchanged and in full force and effect.


15A. Name and Title of Signer (Type or Print)
     JANE E. THOMPSON
     CEO-DC OPERATIONS

15B. Name of Contractor

     AMERIGROUP DISTRICT OF COLUMBIA

     /s/ Jane E. Thompson
     ------------------------------------------
     (Signature of person authorised to sign)

15C. Date Signed
     7/30/03

16A. Name of Contracting Officer
     ESTHER M. SCARBOROUGH

16B. District of Columbia

     /s/ E.M. Scarborough
     ------------------------------------------
     (Signature of Contracting Officer)

16C. Date Signed
     7/31/03

***  Government of The District of Columbia

     [OFFICE OF CONTRACTING & PROCUREMENT LOGO]

     DC OCP 202 (7-99)

DISTRICT OF COLUMBIA            DCHFP RATE SUMMARY
                             AMERIGROUP 2003-2004 RATES

CAPITATION RATES

EFFECTIVE AUGUST 01, 2003 TO AUGUST 4, 2003

----------------------------------------------
   AGE/SEX CELL                    AMERIGROUP
----------------------------------------------
< 1 Male & Female                 $     263.08
----------------------------------------------
1 - 12 Male & Female              $     112.50
----------------------------------------------
13 - 18 Female                    $     185.44
----------------------------------------------
13 - 18 Male                      $     188.44
----------------------------------------------
19 - 36 Female                    $     187.07
----------------------------------------------
19 - 36 Male                      $     119.73
----------------------------------------------
37+ Female                        $     312.43
----------------------------------------------
37+ Male                          $     267.42
----------------------------------------------
Infant's Month of Birth           $   5,109.97
----------------------------------------------
Mother's Month of Delivery        $   5,439.59
----------------------------------------------

----------------------------------------------
OVERALL RATE INCREASE                      0.5%
----------------------------------------------

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

                                                               Page of Pages
                                                             1               1

1.  Contract Number
    POHC-2002-D-0003

2.  Amendment/Modification Number
              'M0007

3.  EFFECTIVE DATE
    See Block 16 C

4.  Requisition/Purchase Request No.
    HCOP2-210457

5.  Project No. (If Applicable)

6.  Issued By                                                Code ______________
    Office of Contracting and Procurement
    Department of Health Bureau
    441 4th Street, NW., Suite 700 South
    Washington, DC 20001

7.  Administered By (If other than line 6)
    Department of Health, Office of Managed Care
    Medical Assistance Administration
    825 North Capitol Street; N.E.
    Attention: Ms. Maude Holt
    Telephone: (202) 442-9074

8.  Name and Address of Contractor (No. Street, city, country, state and ZIP
    Code)

    AMERIGROUP DISTRICT OF COLUMBIA
    75O 1ST STREET, N.E., SUITE 1120
    WASHINGTON, DC 20004
    ATTN: MS. JANE THOMPSON

    Code ______________                                  Facility ______________

(X) 9A. Amendment or Solicitation No.

    9B. Dated (See Item 11)

    10A. Modification of Contract/Order No.
         POHC-2002-D-0003
X
    10B. Dated (See Item 13)
        AUGUST 1, 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation to amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended. Offers must acknowledge receipt this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO, AS DESCRIBED IN ITEM 14

(X) A. This change order is issued pursuant to: (Specify Authority)

    The changes set forth in item 14 are image in the contract/order no. in item 10A.

    B. The above numbered contract/order is modified to reflect the administrative change (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.

 X  C. This supplemental agreement is entered into pursuant to authority of:
    DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2 (c) Bilateral Contract Modification and agreement between the parties

    D. Other (Specify type of modification and authority)

    E. IMPORTANT: Contractor [ ]is not, [X] is required to sign this document and return 2 copies to the issuing office.

14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

    THE CONTRACT REFERENCED IN BLOCK 10A IS MODIFIED AS TO CHANGE THE NAME "AMERICAID COMMUNITY CARE TO" AMERIGROUP DISTRICT OF COLUMBIA"

            ALL OTHER CONTRACT TERMS AND CONDITIONS REMAIN UNCHANGED

Except as provided herein, all terms and condition of the document referenced in item (9A or 10A as heretofore changed, remains unchanged and in full force and effect


15A. Name and Title of Signer:(Type or Print)
     JANE E. THOMPSON
     CEO-DC OPERATIONS

15B. Name of Contractor
     AMERIGROUP DISTRICT OF COLUMBIA

     /s/ Jane E. Thompson
     ------------------------------------------
     (Signature of person authorised to sign)

15C. Date Signed
     7/16/03

16A. Name of Contracting Officer
     ESTHER M. SCARBOROUGH

16B. District of Columbia

     /s/ E.M. Scarborough
     ------------------------------------------
     (Signature of Contracting Officer)

16C. Date Signed
     7/17/03

***  GOVERNMENT OF THE DISTRICT OF COLUMBIA

     [OFFICE OF CONTRACTING & PROCUREMENT LOGO]

     DC OCP 202 (7-99)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

                                                                 Page of Pages
                                                               1               1

1.   Contract Number
     POHC-2002-D-0003

2.   Amendment/Modification Number
               'M0008

3.   Effective Date
              AUGUST 5, 2003

4.   Requisition/Purchase Request No.

5.   Project No. (if applicable)

6.   Issued By                                                    Code _________
     Office of Contracting and Procurement
     Department of Health Bureau
     441 4th Street, NW., Suite 700 South
     Washington, DC 20001

7.   Administered By (If other than line 6)
     Department of Health, Office of Managed Care
     Medical Assistance Administration
     825 North Capitol Street, N.E.
     Attention: Ms. Maude Holt
     Telephone: (202) 442-9074

8.   Name and Address of Contractor (No. Street, city, country, state and ZIP
     Code)

     AMERIGROUP DISTRICT OF COLUMBIA
     750 1 ST STREET, N.E. SUITE 1120
     WASHINGTON, DC 20004
     ATTN: MS. JANE THOMPSON

     Code _____________________               Facility _________________________

(X)  9A. Amendment of Solicitation No.

     9B. Dated (See Item 11)

     10A. Modification of Contract/Order No.
     POHC-2002-D-0003
 X
     10B. Dated (See Item 13)
     AUGUST 1, 2002

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods; (a) By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  Accounting and Appropriation Data (If Required)

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO, AS DESCRIBED IN ITEM 14

(X)  A. This change order is issued pursuant to: (Specify Authority)

     IN ACCORDANCE TO DCMR CHAPTER 36, SECTION 3601.2(C) OPTION

     The changes set forth in item 14 are made in the contract/order no. in item 10A.

     B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 DCMR, Chapter 36, Section 3601.2.

     C. This supplemental agreement is entered into pursuant to authority of:
     DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2(c) Bilateral Contract Modification and agreement between the parties

     D. Other (Specify type of modification and authority)

     E. IMPORTANT:        Contractor. [ ] is not, [X] is required to sign this
     document and return 2 Copies to the issuing office.

14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

     THE CONTRACT REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS FOLLOWS:

     1. THE DISTRICT HEREBY EXERCISES ITS OPTION TO RENEW THIS CONTRACT IN ACCORDANCE TO SECTION 1.2, TERM OF CONTRACT FOR THE PERIOD OF AUGUST 8, 2003, THROUGH AUGUST 8, 2003 , THE CONTINUATION OF THIS CONTRACT IS SUBJECT TO CITY COUNCIL'S APPROVAL AND AVAILABILITY OF FUNDS.

            ALL OTHER CONTRACT TERMS AND CONDITIONS REMAIN UNCHANGED

Except as provided herein, all terms and conditions of the document referenced in Item (9A or 10A as heretofore changed, remains unchanged and In full force and effect

15A. Name and Title of Signer (Type or print)
     JANE E. THOMPSON
     CEO - DC OPERATIONS

15B. Name of Contractor
     AMERIGROUP DISTRICT OF COLUMBIA

     /s/ Jane E. Thompson
     -------------------------------------------
     (Signature of person authorized to sign)

15C. Date Signed
     8/4/03

16A. Name of Contracting Officer
     ESTHER M. SCARBOROUGH

16B. District of Columbia

     /s/ E.M. Scarborough
     -------------------------------------------
     (Signature of Contracting Officer)

16C. Date Signed
     8/4/03

***  Government of the District of Columbia

     [OFFICE OF CONTRACTING & PROCUREMENT LOGO]

     DC OCP 202 (7-99)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

                                                                Page of Pages
                                                               1             109

1.   Contract Number
     POHC-2002-D-0003

2.   Amendment/Modification Number
              'M0009

3.   Effective Date
              See Block 16 C

4.   Requisition/Purchase Request No.
              HCOP2-210457

5.   Project No. (if applicable)

6.   Issued By                                                     Code________
     Office of Contracting and Procurement
     Department of Health Bureau
     441 4th Street, NW, Suite 700 South
     Washington, DC 20001

7.   Administered By (if other than line 6)
     Department of Health, Office of Managed Care
     Medical Assistance Administration
     825 North Capitol Street, N.E.
     Attention: Ms. Maude Holt
     Telephone: (202) 442-9074

8.   Name and Address of Contractor (No. Street, city, country, state and ZIP
     Code)

     AMERIGROUP DC, INC
     750 1 ST STREET, N.E, SUITE 1120
     WASHINGTON, DC 20004
     ATTN: MS. JANE THOMPSON

     Code_____________________               Facility__________________________

(X)  9A. Amendment of Solicitation No.

     9B. Dated (See Item 11)

     10A. Modification of Contract/Order No.
     POHC-2002-D-0003
 X
     10.B Dated (See Item 13)
     AUGUST 1, 2002

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning ______ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  Accounting and Appropriation Data (if Required)

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

(X)  A. This change order is issued pursuant to: (Specify Authority)
     The changes set forth in item 14 are made in the contract/order no. in item 10A.

     B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.

X    C. This supplemental agreement is entered into pursuant to authority of:
     DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2(c) Bilateral Contract Modification and agreement between the parties

     D. other (Specify type of modification and authority)

     E. IMPORTANT:     Contractor [ ] is not, [X] is required to sign this
     document and return 2 copies to the issuing office.

14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

     THE CONTRACT REFERENCED IN BLOCK 10A IS MODIFIED AS LISTED ON THE FOLLOWING PAGES TO THIS MODIFICATION.

            ALL OTHER CONTRACT TERMS AND CONDITIONS REMAIN UNCHANGED

Except as provided herin, all terms and conditions of the document referenced in item (9A or 10A as heretofore changed, remains unchanged and in full force and effect

15A. Name and Title of Signer (Type or print)
     JANE E. THOMPSON
     CEO - DC OPERATIONS

15B. Name of Contractor
     AMERIGROUP DISTRICT OF COLUMBIA

     /s/ Jane E. Thompson
     -------------------------------------------
     (Signature of person authorized to sign)

15C. Date Signed
     8/12/03

16A. Name of Contracting Officer
     ESTHER M. SCARBOROUGH

16B. District of Columbia

     /s/ E. M. Scarborough
     -------------------------------------------
     (Signature of Contracting Officer)

16C. Date Signed
     8/12/03

***  Government of the District of Columbia

     [OFFICE OF CONTRACTING & PROCUREMENT LOGO]

     DC OCP 202 (7-99)

                         AMERIGROUP DISTRICT OF COLUMBIA

MODIFY EXISTING LANGUAGE OR ADD THE FOLLOWING:

SECTION B CONTRACT MODIFICATIONS

SECTION B.3

Insert the following language to SECTION B.3

         ADD

         B.3 Actuarially sound capitation rates means capitation rates that:

                           A. Have been developed in accordance with generally
                              accepted actuarial principles and practices;

                           B. Are appropriate for the populations to be covered,
                              and the services to be furnished under the contract; and

                           C. Have been certified, as meeting the requirements
                              of this paragraph (c), by actuaries who meet the qualification standards established by the American Academy of Actuaries and follow the practice standards established by the Actuarial Standards Board.

                           Adjustments to smooth data means adjustments made by cost-neutral methods, across rate cells, to compensate for distortions in costs, utilization, or the number of eligibles.

                           Cost neutral means that the mechanism used to smooth data, share risk, or adjust for risk will recognize both higher and lower expected costs and is not intended to create a net aggregate gain or loss across all payments.

                           Incentive arrangements means any payment mechanism under which a Contractor shall receive additional funds over and above the capitation rates it was paid for meeting targets specified in the contract.

                           Risk corridor means a risk sharing mechanism in which States and Contractors share in both profits and losses under the contract outside of predetermined threshold amount, so that

CONTRACT # POHC-2002-D-0003                                                1
MODIFICATION # M0009

                         AMERIGROUP DISTRICT OF COLUMBIA

                           after an initial corridor in which the Contractor is responsible for all losses or retains all profits, the State contributes a portion toward any additional losses, and receives a portion of any additional profits.

         Change from:

         B.3.3. The maximum for each DCHFP contract is 75,000 enrollees per year.

         Change to:

         B.3.3 The maximum for each DCHFP contract is 100,000 enrollees per year.

SECTION C DESCRIPITION/SPECIFICATIONS/WORK STATEMENT

SECTION C.1.2

         ADD

         Bullet under Applicable Documents:

                  -   45 CFR 74 Appendix A

                  -   42 CFR 438.604

                  -   42 CFR 438.606

                  -   42 CFR 455.1

                  -   42 CFR 455.17

                  -   42 CFR 438.610

                  -   Section 1902 (a)(37)(A) of the Social Security Act

                  -   42 CFR 438.6

                  -   42 CFR 438.210

                  -   Section 1128 of the Social Security Act

                  -   Section 1128A of the Social Security Act

                  -   42 CFR 438.214

         ADD the following Terms and Definitions to SECTION C.1.3

         ACTION (defined as used in Section C.14):

                           - The denial or limited authorization of a requested service, including the type or level of service;

                           - The denial in whole or in part of payment for a service;

                           - The failure to provide services in a timely manner as defined by the District; or

CONTRACT # POHC-2002-D-0003                                                    2
MODIFICATION # M0009

                         AMERIGROUP DISTRICT OF COLUMBIA

                           - The failure of the Contractor to act within the timeframes for resolution and notification of appeals and grievances in this section.

         ACTUARIALLY SOUND CAPITATION RATES: Rates that have been developed in accordance with generally accepted actuarial principles and practices; are appropriate for the populations to be covered and the services to be furnished under the contract; and have been certified, as meeting the requirements of the regulation, by actuaries who meet the qualification standards established by the American Academy of Actuaries and follow the practice standards established by the Actuarial Standards Board.

         ADJUSTMENTS TO SMOOTH DATA: Adjustments made by cost-neutral methods, across rate cells, to compensate for distortions in costs, utilization, or the number of eligibles.

         ADULTS WITH SPECIAL HEALTH CARE NEEDS: Adults who have an illness, condition or disability that results in limitation of function, activities or social roles in comparison with accepted adult age-related milestones in general areas of physical, cognitive, emotional, and/or social growth and/or development, or people who have seen a specialist more than three (3) times in the last year. This definition includes but is not limited to individuals who self-identify as having a disability or who meet the standard of limited English proficiency.

         ADVANCE DIRECTIVE: A written instruction, such as a living will or durable power of attorney for health care, recognized under State law (whether statutory or as recognized by the courts of the State), relating to the provision of health care when the individual is incapacitated.

         APPEAL: A request for review of an action, as "action" is defined as used in SECTION C.14 of this contract.

         Change from:

         CAPITATION RATE: The monthly rate per Enrollee, fixed annually in advance, paid by the MAA to a contracted managed care plan for managing the services described in the contracted Evidence of Coverage, whether or not the Enrollee receives services during the period covered by the rate.

         Change to:

CONTRACT # POHC-2002-D-0003                                                    3
MODIFICATION # M0009

                         AMERIGROUP DISTRICT OF COLUMBIA

         CAPITATION PAYMENT: A payment the MAA makes periodically to a Contractor on behalf of each recipient enrolled under a contract for the provision of medical services under the District's plan. The MAA makes the payment regardless of whether the particular recipient receives services during the period covered by the payment.

         Change from:

         CHILDREN WITH SPECIAL HEALTH CARE NEEDS: Those children who have, or are at increased risk for, chronic physical, developmental, behavioral, or emotional conditions and who also require health and related services of a type or amount beyond those required by children generally. This definition includes children on SSI or who are SSI-related eligible.

         Change to:

         CHILDREN WITH SPECIAL HEALTH CARE NEEDS: Those children who have, or are at increased risk for, chronic physical, developmental, behavioral, or emotional conditions or who also require health and related services of a type or amount beyond those required by children generally. This definition includes children on SSI, children who are SSI-related eligible, children who are or have been in foster care, and children who meet the standard of limited English proficiency.

         ADD the following Terms and Definitions to SECTION C.1.3

         COMPETENT PROFESSIONAL INTERPRETER: Someone who is proficient in both
                   English and the other language; has had orientation or training in the ethics of interpreting; has the ability to interpret accurately and impartially; and has the ability to interpret for medical encounters using medical terminology in English and the other language.

         COMPREHENSIVE RISK CONTRACT: A risk contract that covers comprehensive services, that is, inpatient hospital services and any of the following services or any three or more of the following services:

                   -   Outpatient hospital services;

                   -   FQHC services;

                   -   Other laboratory and x-ray services;

                   -   Nursing facility (NF) services;

                   - Early and periodic screening, diagnostic, and treatment (EPSDT) services;

                   -   Family planning services;

                   -   Physician services;

                   -   Home health services; and

CONTRACT # POHC-2002-D-0003                                                    4
MODIFICATION # M0009

                         AMERIGROUP DISTRICT OF COLUMBIA

                   -   Mental health services.

         COST NEUTRAL: The mechanisms used to smooth data, share risk, or adjust for risk will recognize both higher and lower expected costs and is not intended to create a net aggregate gain or loss across all payments.

         ENROLLEE: A Medicaid recipient who is currently enrolled in a MCO or CASSIP participating in District's Medicaid managed care program.

         GRIEVANCE: An expression of dissatisfaction about any matter other than an action. The term is also used to refer to the overall system that includes grievances and appeals handled by the Contractor and access to the District's Fair Hearing process.

         Change from:

         HEALTH CARE PROFESSIONAL: Physician or other health care provider/practitioner if coverage for the professional's services, provided for under the professional scope of practice, and included under the contract for the services of the professional. This term includes, but is not limited to: podiatrist, optometrist, chiropractor, psychologist, dentist, physician assistant, physical or occupational therapist and therapy assistant, speech-language pathologist, audiologist, registered or licensed practical nurse (including nurse practitioner, clinical nurse specialist, certified registered nurse anesthetist and certified nurse-midwife), licensed certified social worker, registered respiratory therapist and certified respiratory therapy technician.

         Change to:

         HEALTH CARE PROFESSIONAL: A physician or any of the following: a podiatrist, optometrist, chiropractor, psychologist, dentist, physician assistant, physical or occupational therapist, therapist assistant, speech-language pathologist, audiologist, registered or practical nurse (including nurse practitioner, clinical nurse specialist, certified registered nurse anesthetist, and certified nurse midwife), license certified social worker, registered respiratory therapist, and certified respiratory therapy technician.

         ADD the following Terms and Definitions to SECTION C.1.3

CONTRACT # POHC-2002-D-0003                                                    5
MODIFICATION # M0009

                         AMERIGROUP DISTRICT OF COLUMBIA

         INCENTIVE ARRANGEMENT: Any payment mechanism under which a Contractor shall receive additional funds over and above the capitation rates it was paid for meeting targets specified in the contract.

         LIMITED OR NO ENGLISH PROFICIENCY INDIVIDUAL: An individual who is unable to speak, read, write, or understand the English language at a level that permits him or her to interact effectively with Contractors, agencies, or providers.

         Change from:

         MANAGED CARE ORGANIZATION (MCO): An entity that manages the purchase and provision of physical or behavioral health services.

         Change to:

         MANAGED CARE ORGANIZATION (MCO): A Contractor that has, or is seeking to qualify for, a comprehensive risk contract, and that is:

                   - A Federally qualified MCO that maintains written policies and procedures that meet the advance directives requirements of subpart I of part 489 of the CFR; or

                   - Any public or private Contractor that meets the advance directives requirements and is determined to also meet the following conditions:

                       - Makes the services it provides to its Medicaid Enrollees as accessible (in terms of timeliness, amount, duration, and scope) as those services are to other Medicaid recipients within the area served by the Contractor.

                       -   Meets the solvency standards of CFR 438.116.

         ADD the following Terms and Definitions to SECTION C.1.3

         POTENTIAL ENROLLEE: District of Columbia residents who have been determined eligible for Medicaid in an eligibility category that requires them to participate in Medicaid Managed Care Program by enrolling in a health plan, either through mandatory enrollment or voluntarily elect to enroll, but is not yet an enrollee of a specific MCO, CASSIP, or PCCM.

         PREPAID INPATIENT HEALTH PLAN (PIHP): A Contractor that provides medical services to Enrollees under contract with the District MAA, and on the basis of prepaid capitation payments, or other payment arrangements that do

CONTRACT # POHC-2002-D-0003                                                    6
MODIFICATION # M0009

                         AMERIGROUP DISTRICT OF COLUMBIA

                   not use District plan payment rates; provides, arranges for, or otherwise has the responsibility for the provision of any inpatient hospital or institutional services for its Enrollees.

         PRIMARY CARE: All health care services and laboratory services customarily furnished by or through a general practitioner, family physician, internal medicine physician, obstetrician/gynecologist, or pediatrician, to the extent the furnishing of those services are legally authorized in the State or District in which the practitioner furnishes them.

         PREVALENT LANGUAGES: Spanish, Chinese, Vietnamese, Amharic, Braille, as well as other languages that the District may designate if there are speakers of that language who are eligible to be served or likely to be directly affected by the Contractor's program.

         RISK CONTRACT: A contract under which the Contractor assumes risk for the cost of the services covered under the contract and incurs loss if the cost of furnishing the services exceeds the payments under the contract.

         RISK CORRIDOR: A risk sharing mechanism in which the District and Contractors share in both profits and losses under the contract outside of predetermined threshold amount, so that after an initial corridor in which the Contractor is responsible for all losses or retains all profits, the State contributes a portion toward any additional losses, and receives a portion of any additional profits.

         SERVICE AUTHORIZATION REQUEST: A managed care Enrollee's request for the provision of a service.

         TIMELY:   Filing on or before the later of the following: within sixty
                   (60) days of the Contractor's mailing the notice of action and the intended effective date of the Contractor's proposed action.

         TIMELINESS OF ORAL INTERPRETER SERVICES:

         EMERGENCY SERVICES-The Contractor shall ensure that all providers of emergency services furnish or arrange for the furnishing of oral interpreter services on a 24 hour, 7 day a week basis immediately after a request for such services by an Enrollee or on behalf of an Enrollee with limited English proficiency; or a determination by the treating provider that the Enrollee requires such services.

         NON-EMERGENCY SERVICES--The Contractor shall furnish, or arrange for the furnishing of oral interpreter services to the Enrollee with limited

CONTRACT # POHC-2002-D-0003                                                    7
MODIFICATION # M0009

                         AMERIGROUP DISTRICT OF COLUMBIA

                   English proficiency; at the time a scheduled appointment begins or within 1 hour of the time an unscheduled appointment is requested by or on behalf of the Enrollee with limited English proficiency.

         VITAL DOCUMENTS: Notices, complaint/appeal forms, enrollment and outreach materials that inform individuals about their rights and/or eligibility requirements for benefits and participation under the District's services, programs, and activities.

         ADD the following to the ACRONYMS list in SECTION C.1.3

         LEP LIMITED OR NO ENGLISH PROFICIENCY
         OMB FEDERAL OFFICE OF MANAGEMENT AND BUDGET

SECTION C.2                Background

         ADD

         C.2.4.2 As required by 42 CFR 438.6(a), the MAA will submit all MCO and PIHP contracts to the CMS Regional Office for review and approval.

SECTION C.3                Requirements

         ADD

         C.3.1.4 Ensure the geographic location of providers and Medicaid Enrollees, considering distance, travel time, the means of transportation ordinarily used by Medicaid Enrollees, and whether the location provides physical access for Medicaid Enrollees with disabilities.

         C.3.1.5 In accordance with 42 CFR 438.208, the Contractor shall implement procedures to deliver primary care to and coordinate health care for all Enrollees. These procedures shall meet the District's requirements and are not limited to:

                           A. Ensure that each Enrollee has an ongoing source of
                              primary care appropriate to his or her needs and a person or entity formally designated as primarily responsible for

CONTRACT # POHC-2002-D-0003                                                    8
MODIFICATION # M0009

                         AMERIGROUP DISTRICT OF COLUMBIA

                              coordinating the health care services furnished to the Enrollee;

                           B. Coordinate the services the MCO or PIHP furnishes
                              to the Enrollee with the services the Enrollee receives from any other MCO or PIHP;

                           C. Share with other MCOs and PIHP serving the
                              Enrollee with special health care needs the results of its identification and assessment of that Enrollee's needs to prevent duplication of those activities; and

                           D. Ensure that in the process of coordinating care,
                              each Enrollee's privacy is protected in accordance with the privacy requirements in 45 CFR parts 160 and 164 subparts A and E, to the extent that they are applicable.

         C.3.1.6 The Contractor's network shall provide female Enrollees with direct access to a women's health specialist within the networks for covered care necessary to provide women's routine and preventive health care services. This is in addition to the Enrollee's designated source of primary care if that source is not a women's health specialist, as specified in 42 CFR 438.206 (b)(2). A female enrollee may choose a women's health specialist as a primary care provider.

         Change from:

         C.3.3 Health plans must ensure that all individually identifiable information relating to Medicaid Enrollees is kept confidential pursuant to District of Columbia, 42 U.S.C. Section 1396a(a)(7) (Section 1902(a)(7) of the Federal Social Security Act), 42 CFR Part 2 and other regulations promulgated thereunder. Such information shall be used by the plan or its providers only for a purpose directly connected with performance of the plan's obligations under this program. The provisions of this Section will survive the termination of a health plan's participation in the Medicaid managed care program and will remain in effect as long as the plan maintains any individually identifiable information relating to Medicaid beneficiaries.

                           The Contractor must ensure compliance with the Health Insurance Portability and Accountability Act of 1996 (Public Law 104-191, August 21, 1996) and all applicable regulations

CONTRACT # POHC-2002-D-0003                                                    9
MODIFICATION # M0009

                         AMERIGROUP DISTRICT OF COLUMBIA

                           promulgated thereunder. Such regulations include but are not limited to, the Medical Privacy Rule 65 Federal Regulations 82462 (December 28, 2000) (codified at 45 C.F.R. Parts 160-164) and the electronic transactions and code set standards rule, 65 Federal Regulations 50312 (August 17, 2000) (codified at 45 C.F.R. Parts 160 and 162).

                           The Contractor shall maintain written procedures for compliance with all applicable privacy, confidentiality, and information security requirements. The Contractor shall train employees and subcontractors on compliance with all applicable privacy, confidentiality, and information security requirements.

         Change to:

         C.3.3 Health plans shall ensure that all individually identifiable information relating to Medicaid Enrollees is kept confidential pursuant to District of Columbia, 42 U.S.C. Section 1396a(a)(7), Section 1902(a)(7) of the Federal Social Security Act), 42 CFR Part 2 and other regulations promulgated there under. Medical records and any other health and enrollment information that identifies a particular Enrollee, the Contractor shall use and disclose such individually identifiable health information in accordance with the privacy requirements in 45 CFR parts 160 and 164, subparts A and E, to the extent that these requirements are applicable. Such information shall be used by the plan or its providers only for a purpose directly connected with performance of the plan's obligations under this program. The provisions of this Section shall survive the termination of a health plan's participation in the Medicaid managed care program and shall remain in effect as long as the plan maintains any individually identifiable information relating to Medicaid beneficiaries.

                           The Contractor shall ensure compliance with the Health Insurance Portability and Accountability Act of 1996 (Public Law 104-191, August 21, 1996) and all applicable regulations promulgated there under. Such regulations include but are not limited to, the Medical Privacy Rule 65 Federal Regulations 82462 (December 28, 2000) (codified at 45 C.F.R. Parts 160-164) and the Electronic Transactions and Code Set Standards Rule, 65 Federal Regulations 50312 (August 17, 2000) (codified at 45 C.F.R. Parts 160 and 162).

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           The Contractor shall maintain written procedures for compliance with all applicable privacy, confidentiality, and information security requirements. The Contractor shall train employees and subcontractors on compliance with all applicable privacy, confidentiality, and information security requirements.

         Change from:

         C.3.4 (FIFTH BULLET)

                           - Maintaining Quality Improvement Programs and Plans that focus on meeting and/or exceeding the Performance Standards with Guidelines required by the District of Columbia Medical Assistance Administration or their designee.

         Change to:

         C.3.4

                           A. Maintaining Quality Improvement Programs and Plans
                              that focus on meeting and/or exceeding the Performance Standards with Guidelines and timely access to care, services and satisfaction standards, taking into account urgency of the need for services, required by the District of Columbia Medical Assistance Administration or their designee;

         ADD

         Bullet under C.3.4

                           A. Having procedures that -- assess the quality and
                              appropriateness of care and services furnished to all Medicaid Enrollees and to individuals with special health care needs; identify the race, ethnicity, and primary language spoken of each Medicaid Enrollee; regularly monitor and evaluate the Contractor's compliance with the standards; for MCOs, PIHPs, any national performance measures and levels that maybe identified and developed by CMS in consultation with States and other relevant stakeholders.

CONTRACT # POHC-2002-D-0003                                                   11
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                         AMERIGROUP DISTRICT OF COLUMBIA

                           Arrangements for annual, external independent reviews of the quality outcomes and timeliness of, and access to, the services covered under each MCO and PIHP contract.

         ADD

         C.3.4.1 In accordance with 42 CFR 438.202, the District shall have a written strategy for assessing and improving the quality of the Contractor's managed care services. The District shall obtain the input of Contractor's recipients and other stakeholders in the development of the strategy and make the strategy available for public comment before adopting it in final. The Contractor shall comply with standards established by the District and conduct periodic reviews to evaluate the effectiveness of the strategy and update the strategy periodically.

         C.3.4.2 The Contractor shall establish mechanisms to ensure that network providers comply with the timely access requirements and monitor them regularly to determine compliance and take corrective action if there is a failure to comply.

SECTION C.5                Marketing

         ADD

         After first sentence in C.5

                           In accordance with 42 CFR 438.104(a), the following terms have the indicated meanings:

                           A. Cold-call marketing means any unsolicited personal
                              contact by the MCO, PIHP, with a potential
                              Enrollee for the purposes of marketing as defined in this paragraph.

                           B. Marketing means any communication from a MCO,
                              PIHP, to a Medicaid recipient who is not enrolled in that entity, that can reasonably be interpreted as intended to influence the recipient to enroll in that particular MCO's, PIHP's, Medicaid product, or either to not enroll in, or disenroll from, another MCO's, PIHP's, Medicaid product;

CONTRACT # POHC-2002-D-0003                                                   12
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                         AMERIGROUP DISTRICT OF COLUMBIA

                           C. Marketing materials means materials that are
                              produced in any medium, by or on behalf of a MCO, PIHP, and can reasonably be interpreted as intended to market to potential Enrollees; and

                           D. MCO, PIHP include any of the Contractor's
                              employees, affiliated providers, agents, or
                              Contractors.

         Change from:

         C.5.2.1 The Contractor shall submit a detailed description of its marketing plan and all materials that it intends to use to MAA sixty (60) days prior to implementation of the marketing plan.

         Change to:

         C.5.2.1 The Contractor shall submit a detailed description of its marketing plan and all materials that it intends to use to MAA sixty (60) days prior to implementation of the marketing plan. In accordance with 42 CFR 438.104(b), the District shall approve all marketing materials before these materials are distributed to any potential Enrollees.

         Change from:

         C.5.3.1 Written brochures and materials which are intended to encourage eligibles to select the Contractor and are distributed through the permissible marketing activities described SECTION C.5.1 shall be written at the fifth (5th) grade reading level and shall at a minimum contain the following information:

         Change to:

         C.5.3.1 In accordance with the Balanced Budget Act of 1997, the District of Columbia, the enrollment broker, participating MCO, PIHP, PAHP, shall provide all vital documents, and all written materials relating to Enrollees and potential Enrollees in a manner and format that shall be easily understood.

                           The Contractor shall have in place a mechanism to help Enrollees and potential Enrollees understand the requirements and benefits of the plan.

CONTRACT # POHC-2002-D-0003                                                   13
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                         AMERIGROUP DISTRICT OF COLUMBIA

                           A. Language. The Contractor shall:

                              a. Make available all written vital documents in
                                 each prevalent non-English language; and

                              b. Make competent professional oral interpretation
                                 services available free of charge to each potential Enrollee and current Enrollee. The Contractor must provide competent professional oral interpretation at all points of contact, including but not limited to, the offices of billing, scheduling, transportation, and appeals and grievances, whether or not the person speaks a prevalent language, in a timely manner during all hours of operation, unless the Enrollee refuses such services. If the Enrollee refuses such services, the Contractor should document the offer and declination in the LEP person's file. Even if a LEP person elects to use a family member or friend, the Contractor should suggest that a professional interpreter sit in on the encounter to ensure accurate interpretation. This applies to all non-English languages, not just those the District identifies as prevalent. The Enrollee shall not be charged for interpretation services.

                           B. Notification:

                                 The Contractor shall notify Enrollees and Potential Enrollees that oral interpretation is available and free of charge for any language and written information is available in prevalent languages for vital information and how to access those services.

                           C. When Oral Notice Must Be Provided:

                                 The Contractor shall ensure that the oral notice of the language requirements of this section is provided to an eligible LEP Enrollee at each contact relating to the furnishing of covered services between the Enrollee and an employee of Contractor; or provider participating in Contractor's provider network or an employee of such provider.

                                 The Contractor shall ensure that for each prevalent language spoken by an Enrollee, a notice shall be

CONTRACT # POHC-2002-D-0003                                                   14
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                         AMERIGROUP DISTRICT OF COLUMBIA

                                 posted in the patient waiting area of each provider participating in the Contractor's network. Each notice posted by a provider participating in the Contractor's network shall be written and printed in a manner and format that meets the understandability requirements set forth in the information relating to the availability of oral interpreter services and written translations in prevalent languages upon request and without charge. Each notice must set forth information relating to appeals and grievances. Each notice must provide information about how to access oral interpreter services and written translations.

                           D. Format. The Contractor shall provide all written
                              materials:

                              a. Use easily understood language and format; and

                              b. Be available in large font and in an
                                 appropriate manner that takes into
                                 consideration the special needs of those who, for example, are visually limited or have limited reading proficiency.

                              c. All Enrollees and Potential Enrollees shall be
                                 informed that written information is available for vital documents; are available in prevalent languages, and how to access those formats. When oral notice must be provided, the Contractor shall ensure that the oral notice required is provided to an Enrollee at each contact relating to the furnishing of covered services between the Enrollee and: (a) an employee of Contractor; or (b) a provider participating in Contractor's provider network or an employee of such provider.

                              E. Written brochures and materials which are
                                 intended to encourage eligibles to select the Contractor and shall be distributed through the permissible marketing activities described in SECTION C.5.1 shall be written at the fifth
                                 (5th) grade reading level and shall at a minimum contain the following information:

                                 This description of services must address written translation materials that are available, oral translation that is available, how to access these services, and list

CONTRACT # POHC-2002-D-0003                                                   15
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                         AMERIGROUP DISTRICT OF COLUMBIA

                                 languages spoken by all network providers including at a minimum primary care physicians, specialists, and hospitals, of each provider, whose language spoken is listed, as described in C.7.4.1.

                           E. Language Card -- Contractor shall provide without
                              charge a language card that sets forth, in each language spoken in Contractor's service area (whether or not such language is a prevalent language), to each Enrollee:

                              a. Is identified by, or known to, Contractor as an
                                 Enrollee with limited English proficiency; or

                              b. Identifies himself or herself as having limited
                                 English proficiency.

                           F. Oral Notice -- Contractor shall provide, or ensure
                              the provision of, oral notice of the right to oral interpreter services without charge to an Enrollee who:

                              a. Is identified by, or known to, Contractor as an
                                 Enrollee with limited English proficiency; or

                              b. Identifies himself or herself as having limited
                                 English proficiency.

                           H. Content of Language Card and Oral Notice -- At a
                              minimum, the language card must explain in clear understandable terms the benefits available to Enrollees including the availability of oral interpretation and written translation services, and how to access these services free of charge.

                              The language card and oral notices shall include a statement that:

                              a. Each Enrollee with limited English proficiency
                                 has a right to receive oral interpreter
                                 services without charge;

                              b. The Contractor has a duty to furnish oral
                                 interpreter services to an Enrollee with limited English proficiency at each contact relating to the furnishing of covered services between the Enrollee and an employee of Contractor, a provider participating in Contractor's provider network, or an employee of such provider;

CONTRACT # POHC-2002-D-0003                                                   16
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                         AMERIGROUP DISTRICT OF COLUMBIA

                              c. An Enrollee with limited English proficiency
                                 may not be required to use family or friends to furnish oral interpreter services;

                              d. An Enrollee with limited English proficiency
                                 has the right to file appeals or grievances if required oral interpreter services are not provided in a timely manner;

                              e. An Enrollee who speaks a prevalent language has
                                 the right to receive written translated
                                 materials in that language; and

                              f. How to access the written translations and oral
                                 interpretation services.

                           When the Language Card Shall be Provided to
                           Enrollees:

                              a. The language card shall be provided to new
                                 Enrollees, annually thereafter, and upon request; and

                              b. The language card shall accompany all written
                                 notices of denial, termination, reduction of services, denial of payment, or any other action upon which an Enrollee may file a grievance (as defined at Section 1005 (a)); or any other vital document.

         ADD

         C.5.3.1.8         In accordance with 42 CFR 438.104(b)(1)(iii),
                           marketing materials shall comply with the requirements in 42 CFR 438.10 to ensure that, before enrolling, the recipient receives from the Contractor the accurate oral and written information he or she needs to make an informed decision on whether to enroll within fifteen days of when the potential Enrollee must make her decision in choosing among available MCOs; and

         C.5.3.1.9 In accordance with 42 CFR 438.52 (d), Limitations on changes between primary care providers. For an enrollee of a single MCO,PIHP under paragraph (b)(2) or (b)(3) of this section, any limitation the State imposes on his or her freedom to change

CONTRACT # POHC-2002-D-0003                                                   17
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                         AMERIGROUP DISTRICT OF COLUMBIA

                           between primary care providers may be no more restrictive than the limitations on disenrollment under Section 438.56(c).

         ADD

         C.5.3.2.5 In accordance with 42 CFR 438.104(b)(1)(ii), the Contractor may distribute the materials to its entire service area as specified in the contract.

         Change from:

         C.5.5.1 Materials which mislead or falsely describe covered or available services;

         Change to:

         C.5.5.1 In accordance with 42 CFR 438.104(b)(2), the Contractor shall specify the methods it shall use to assure that marketing including plans and materials, is accurate and does not mislead, confuse, or defraud the recipients or the District. Statements that shall be considered inaccurate, false, or misleading, include, but are not limited to, any assertion or statement (whether written or oral) that:

                           A. The recipient shall enroll in the MCO or CASSIP in
                              order to obtain benefits or in order not to lose benefits; or

                           B. The Contractor is endorsed by CMS, the Federal or
                              District government, or similar entity.

         Change from:

         C.5.5.5. Direct soliciting of members, either by mail, door-to-door or telephonic, of prospective Enrollee;

         CHANGE TO:

         C.5.5.5. Does not, directly or indirectly, engage in door-to-door, telephone, or other cold-call marketing activities.

         ADD

         C.5.5.7 In accordance with 42 CFR 438.104(b)(1)(iv), the Contractor shall not seek to influence enrollment in conjunction with sale or offering of any private insurance.

CONTRACT # POHC-2002-D-0003                                                   18
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                         AMERIGROUP DISTRICT OF COLUMBIA

     SECTION C.6           Enrollment, Education and Outreach

         Change from:

         C.6.2             Acceptance of all Enrollees

                           The Contractor shall accept each individual who is enrolled in or assigned to the Contractor by the District or its agent.

         Change to:

         C.6.2             Acceptance of all Enrollees

                           The Contractor shall accept each individual who is enrolled in or assigned to the Contractor by the District or its agent. According to 42 CFR 438.6 (d)
                           (1) (2) (3) (4) the Contractor will not on the basis of health status or need for health care services, discriminate against individuals eligible to enroll. The Contractor shall not discriminate against individuals eligible to enroll on the basis of race, color, or national origin, and shall not use any policy or practice that has the effect of discriminating on the basis of race, color or national origin.

         Change from:

         C.6.3             Evidence of Coverage

                           Within ten (10) business days of the date on which the District or its agent notifies the Contractor that an individual has been enrolled with the Contractor, the Contractor shall provide each Enrollee with written evidence of coverage and a Member Handbook written equivalent to a fifth grade reading level that shall include the following orientation and education materials:

         Change to:

         C.6.3             Evidence of Coverage

CONTRACT # POHC-2002-D-0003                                                   19
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                         AMERIGROUP DISTRICT OF COLUMBIA

                           Within ten (10) business days of the date on which the District or its agent notifies the Contractor that an individual has been enrolled with the Contractor, the Contractor shall provide each Enrollee with written evidence of coverage, ( the language card will be included in the enrollees enrollment package), and a Member Handbook written equivalent to a 5th grade reading level that shall include the following orientation and education materials:

    ADD

         C.6.3.2.1 This description of services must address written translation materials that are available, oral translation that is available, how to access these free services, and list languages spoken by all network providers including at a minimum primary care physicians, specialists, and hospitals.

         Change from:

         C.6.3.3 Explanation of the procedure for obtaining benefits, including the address and telephone number of the Contractor's office or facility and the days that the office or facility is open and services are available;

         Change to:

         C.6.3.3 Explanation of the procedure for obtaining benefits, including authorization requirements, prescription drug formularies, the address and telephone number of the Contractor's office or facility and the days that the office or facility is open and services that are available;

         Change from:

         C.6.3.8 A list of all current network primary care providers with open practices, with their board certification status, addresses, telephone numbers, availability of evening or weekend hours, and all languages spoken;

         Change to:

         C.6.3.8 A list of all current network primary care providers, specialists, and hospitals. The list shall include board certification status,

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           addresses, telephone numbers, availability of evening or weekend hours, all languages spoken, hospital privileges, and identification of providers that are not accepting new patients.

         Change from:

         C.6.3.19 As needed, the Contractor shall make the above listed materials available to Enrollees in English, Spanish, Vietnamese, Chinese, for Braille the contractor may use an audio format; and

         Change to:

         C.6.3.19 The Contractor shall make all vital documents available to Enrollees who speak a prevalent language, to include English, Spanish, Vietnamese, Amharic and Chinese, unless the Enrollee refuses such services; and

         Change from:

         C.6.3.20 The Contractor shall issue updates to the Member Handbook when there are material changes that will affect access to services and information about the Medicaid Managed Care Program and shall provide at least an annual mailing of the complete updated Member Handbook.

         Change to:

         C.6.3.20 The Contractor shall give each Enrollee written notice of any significant change that will affect access to services and information about the Medicaid Managed Care Program at least thirty (30) days before the intended effective date of the change. This shall include the issuance of updates to the Member Handbook. In addition, the Contractor shall provide at least an annual mailing of the completed updated Member Handbook. The contractor shall make available updated Member Handbook upon request.

                           Significant changes shall include:

                           A. Changes to the list of providers (including
                              primary care physicians, specialists and hospitals) in the Enrollee's service area and the information about each provider including locations, telephone numbers, hospital privileges, non-English languages spoken by current contracted providers and whether they accept new patients;

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           B. Changes to restrictions on the Enrollee's freedom
                              of choice among network providers;

                           C. Changes to Enrollee rights and protections;

                           D. Changes to grievance and Fair Hearing procedures;

                           E. Changes to the amount, duration, and scope of
                              benefits available;

                           F. Changes to procedures for obtaining benefits,
                              including authorization requirements;

                           G. Changes to the extent to which, and how, Enrollees
                              may obtain other benefits, including family planning services, from out-of-network providers;

                           H. Changes to the extent to which, and how,
                              after-hours and emergency coverage are provided including what constitutes emergency medical condition, emergency services and post-stabilization services;

                           I. Changes to emergency services including
                              authorization requirements, processes and procedures, locations of emergency settings, and other locations at which providers and hospitals furnish emergency services, and post-stabilization services;

                           J. Changes to policies on referrals for specialty
                              care and other benefits not furnished by the Enrollee's primary care provider;

                           K. Changes to cost sharing; and

                           L. Changes to how and where to access any benefits
                              that are available under the State plan but not covered under the contract, including any cost sharing and how transportation is provided.

CONTRACT # POHC-2002-D-0003                                                   22
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                         AMERIGROUP DISTRICT OF COLUMBIA

         ADD

         C.6.3.21 In accordance with 42 CFR 438.206 (b) (1), the Contractor shall submit documentation to the District that it complies with the following requirements:

                           A. Maintains and monitors a network of appropriate providers that is supported by written agreements and is sufficient to provide adequate access to all services covered under the contract considering the following:

                              a. The anticipated Medicaid enrollment.

                              b. The expected utilization of services taking
                                 into consideration the characteristics and health care needs of specific Medicaid populations represented in the managed care organization.

                              c. The numbers and types (in terms or training,
                                 experience, and specialization) of providers required to furnish the contracted Medicaid services.

                              d. The number of network providers who are not
                                 accepting new Medicaid patients.

                              e. The geographic location of providers and
                                 Medicaid enrollees, considering distance, travel time, the means of transportation ordinarily used by Medicaid enrollees, and whether the location provides physical access for Medicaid enrollees with disabilities.

                           B. Provides female enrollees with direct access to a women's health specialist within the network for covered care necessary to provide women's routine and preventive health care services. This is an addition to the enrollee's designated source of primary care if that source is not a women's health specialist.

                           C. Provides for a second opinion from a qualified health care professional within the network, or arrange for the enrollee to obtain one outside of the network, at no cost to the enrollee.

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           D. If the network is unable to provide necessary services, covered under the contract, to a particular enrollee, the MCO must adequately and timely cover these services out of network for the enrollee, for as long as the MCO is unable to provide them.

                           E. Requires out-of-network providers to coordinate with the MCO with respect to payment and ensures that cost to the enrollee is no greater than it would be if the services were furnished within the network.

                           F. Demonstrate that its providers are credentialed as required by 42 CFR 438.214

         Add:

         C.6.3.22 In accordance with 42 CFR 438.207, the Contractor shall give assurance to the District and provide supporting documentation that demonstrate that it has the capacity to serve the expected enrollment in its service area in accordance with the District's standard for access to care under this subpart.:

         Change from:

         C.6.4.1 The Contractor shall allow each Enrollee the freedom to choose from among its participating PCPs, and change PCPs as requested. The Contractor shall notify Enrollees of procedures for changing PCPs. The materials used to notify Enrollees shall be approved by MAA.

         Change to:

         C.6.4.1 The Contractor shall allow each Enrollee the freedom to choose from among its participating PCPs, and change PCPs as requested.

                           A. The Contractor shall permit female enrollees to designate as their PCP a participating physician or advanced practice registered nurse who specializes in obstetrics and gynecology.

                           B. The Contractor shall permit a member with chronic disabling or life threatening condition to choose an appropriate participating specialist as his or her PCP.

CONTRACT # POHC-2002-D-0003                                                   24
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

                         AMERIGROUP DISTRICT OF COLUMBIA

                           C. The Contractor shall notify Enrollees of procedures for changing PCPs.

                           D. The materials used to notify Enrollees must be approved by MAA.

                           E. The contractor shall notify Enrollees of procedures to use in selecting a specialist as their PCP.

         ADD

         C.6.4.6 The Contractor shall send written notice of termination of a contracted provider to each enrollee who received his or her primary care or was seen on a regular basis by the terminated provider, at least 30 days before the effective date of the termination.

         Change from:

         C.6.6.2 The Contractor must request that MAA disenroll an Enrollee who demonstrates a pattern of disruptive or abusive behavior or obtaining services in a fraudulent or deceptive manner.

         Change to:

         C.6.6.2 In accordance with 42 CFR 438.56 (b)(2), the MCO or PIHP may not request disenrollment because of an adverse change in the Enrollee's health status or because of the Enrollee's utilization of medical services, diminished mental capacity, or uncooperative or disruptive behavior resulting from his or her special needs (except when his or her continued enrollment in the MCO or PIHP seriously impairs the Contractor's ability to furnish services to either this particular Enrollee or other Enrollees.

                           The contractor may request MAA to disenrollee and enrollee who is obtaining services in a fraudulent or deceptive manner with the appropriate documentation submitted to MAA. The request must be in writing including supporting documentation.

         ADD

         C.6.6.2.3.1       Disenrollment For Cause Requested by Enrollee

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           In accordance with 42 CFR 438.56 (c)(1), an Enrollee may request disenrollment for cause at any time.

         ADD

         C.6.6.2.4         Disenrollment Without Cause

                           In accordance with 42 CFR 438.56 (c)(2)(i), a recipient may request disenrollment without cause at the following times:

                           a. During the ninety (90) days following the date of the recipient's initial enrollment with the MCO, PIHP,PAHP or the date the District send the recipient notice of the enrollment, whichever is later.

                           b. At least once every 12 months thereafter

                           c. Upon automatic reenrollment under paragraph (g) of this section, if the temporary loss of Medicaid eligibility has caused the recipient to miss the annual disenrollment opportunity

                           d. When the District imposes the intermediate sanctions specified in Section 438-702(a)(3)

         C.6.6.2.7         Request for Disenrollment by Enrollee.

                           In accordance with 42 CFR 438.56 (d)(1) (i & ii), the Enrollee (or his or her representative) must submit an oral or written request to the District or the Enrollment Broker.

         C.6.6.2.8         Cause for Disenrollment

                           As specified in 42 CFR 438.56 (d)(2), the following are cause for disenrollment:

                           A. The Enrollee moves out of the MCO's or PIHP
                              service area.

                           B. The plan does not, because of moral or religious
                              objections, cover the service the Enrollee seeks.

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           C. The Enrollee requires related services (for
                              example a cesarean section and a tubal ligation) to be performed at the same time; and not all related services are available within the network. And the Enrollee's primary care provider or another provider determines that receiving the services separately would subject the Enrollee to unnecessary risk.

                           D. Other reasons, including but not limited to, poor
                              quality of care, lack of access to services covered under the contract, or lack of access to providers experienced in dealing with the Enrollee's health care needs.

                           E. If the District or Enrollment Broker fails to make
                              disenrollment determination so that the recipient can be disenrolled within the timeframes specified in paragraph (e)(1) of this section, the disenrollment is considered approved.

                           F. For a request received directly from the
                              recipient, or one referred by the MCO, PIHP, the District or Enrollment Broker must take action to approve or disapprove the request based on the following:

                              1. Reasons cited in the request.

                              2. Information provided by the MCO, PIHP at the
                                 agency request.

                              3. Any of the reasons specified in paragraph
                                 (d)(2) of this section.

                           G. Regardless of the procedures followed, the
                              effective date of An approved disenrollment must be no later than the first day of the second month following the month in which the enrollee or the MCO, PIHP files the request

                           H. If the District OR ENROLLMENT BROKER FAILS TO MAKE
                              THE DETERMINATION WITHIN THE TIMEFRAMES SPECIFIED IN PARAGRAPH(e)(1) OF THIS SECTION, THE DISENROLLMENT IS CONSIDERED APPROVED.

         C.6.6.2.11        Use of Contractor's Grievance Procedures

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           The grievance process shall be completed in time to permit the disenrollment (if approved) to be effective in accordance with the timeframe specified in 438.56 (e)(1).

         C.6.6.2.15 AUTOMATIC REENROLLMENT the Contractor's contract shall provide for automatic reenrollment of a recipient who is disenrolled solely because he or she loses Medicaid eligibility for a period of two (2) months or less, as specified in 42 CFR 438.56 (g).

         ADD

         C.6.7 In accordance with the Balanced Budget Act of 1997, the District of Columbia, the enrollment broker, participating MCOs, and PHIP, shall provide all enrollment notices, informational materials, and instructional materials relating to Enrollees and Potential Enrollees in a manner and format that shall be easily understood.

                           Each MCO and PHIP shall have in place a mechanism to help Enrollees and Potential Enrollees understand the requirements and benefits of the plan.

                           A. Language. The Contractor shall:

                              a. Make available all written vital documents in
                                 each prevalent non-English language; and

                              b. Make competent professional oral interpretation
                                 services available free of charge to each Potential Enrollee and current Enrollee. The Contractor must provide competent professional oral interpretation at all points of contact, including but not limited to, the offices of billing, scheduling, transportation, and appeals and grievances, whether or not the person speaks a prevalent language, in a timely manner during all hours of operation, unless the Enrollee refuses such services. If the Enrollee refuses such services, the Contractor should document the offer and declination in the LEP person's file. Even if a LEP person elects to use a family member or friend, the Contractor should suggest that a professional interpreter sit in on the encounter to ensure accurate interpretation. This applies to all non-English languages, not just those the District

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                         AMERIGROUP DISTRICT OF COLUMBIA

                                 identifies as prevalent. The Enrollee shall not be charged for interpretation services.

                              c. Notify its Enrollees that oral interpretation
                                 is available for any language and written vital information is available in prevalent languages and how to access those services

                              d. Display "I Speak" posters, postcards, and
                                 language cards in common areas in the facility.

                           B. Notification. The Contractor shall notify
                              Enrollees and Potential Enrollees that oral interpretation is available for any language and written information is available in prevalent languages and how to access those services.

                           C. When Oral Notice Must Be Provided --The Contractor
                              shall ensure that the oral notice of the language requirements of this section is provided to an eligible LEP Enrollee at each contact relating to the furnishing of covered services between the Enrollee and an employee of Contractor; or provider participating in Contractor's provider network or an employee of such provider.

                              The Contractor shall ensure that for each prevalent language spoken by an Enrollee, a notice shall be posted in the patient waiting area of each provider participating in the Contractor's network. Each notice posted by a provider participating in the Contractor's network shall be written and printed in a manner and format that meets the understandability requirements set forth in the information relating to the availability of oral interpreter services and written translations in prevalent languages upon request and without charge. Each notice must set forth information relating to appeals and grievances. Each notice must provide information about how to access oral interpreter services and written translations.

                              a. Each Enrollee with limited English proficiency
                                 has a right to receive oral interpreter
                                 services without charge;

                              b. The Contractor has a duty to furnish oral
                                 interpreter services to an Enrollee with limited English proficiency at each contact relating to the furnishing of covered services between the Enrollee and an employee of

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                         AMERIGROUP DISTRICT OF COLUMBIA

                                 Contractor, a provider participating in
                                 Contractor's provider network, or an employee of such provider;

                              c. An Enrollee with limited English proficiency
                                 may not be required to use family or friends to furnish oral interpreter services;

                              d. An Enrollee with limited English proficiency
                                 has the right to file appeals or grievances if required oral interpreter services are not provided in a timely manner;

                              e. An Enrollee who speaks a prevalent language has
                                 the right to receive written translated
                                 materials in that language; and

                              f. How to access the written translations and oral
                                 interpretation services.

SECTION C.7                Member Services

         Change from:

         C.7.4.1 All materials furnished to prospective and current Enrollees shall be available in English, Spanish, Vietnamese, Chinese, and Braille, as well as other languages that the District may designate if speakers of that language comprise a significant amount of the Contractors Medicaid enrollment. Additionally, the information shall meet threshold comprehension equivalent to a grade five (5) reading level.

         Change to:

         C.7.4.1 All materials furnished to prospective and current Enrollees shall meet threshold comprehension equivalent to a grade five (5) reading level.

                           A. The Contractor shall translate into Spanish all
                              written material furnished to eligible Enrollees, for each LEP individual whose primary language is Spanish, and provide the translation to the individual or, if the individual is a child, to the parent, guardian, or caretaker.

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           B. Regarding eligible LEP individuals whose primary
                              language is not Spanish, but who speak Chinese, Vietnamese, Amharic, or read Braille, or speak any other language of the population of persons eligible to be served or likely to be directly affected by the Contractor's program: the Contractor ensures that, at a minimum, vital documents are translated in writing into the appropriate non-English languages of such LEP individuals. The District may designate other documents that must be translated. The Contractor shall ensure that each eligible LEP individual can obtain an oral translation of written materials that are not vital documents into the appropriate non-English language.

         Change from:

         C.7.4.2 The Contractor shall have a protocol for communicating member information accurately and completely to Enrollees who speak languages other than those made available or those who cannot read.

         Change to:

         C.7.4.2 The Contractor shall have a protocol for communicating member information accurately and completely to Enrollees who speak languages other than those made available or those who cannot read. The Contractor must provide timely competent professional oral interpretation to an eligible LEP individual (whether or not the individual speaks a prevalent language), free of charge at all points of contact, including but not limited to, the offices of billing, scheduling, transportation, and appeals and grievances, during all hours of operation, unless the Enrollee refuses such services.

                           If the Enrollee refuses such services, the Contractor should inform the Enrollee that the interpreter's services are available free of charge; if the Enrollee still refuses, the Contractor shall document the offer and declination in the LEP person's file. Even if an LEP individual elects to use a family member or friend, the Contractor should suggest that a competent

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           professional interpreter sit in on the encounter to ensure accurate interpretation.

         ADD

         C.7.4.3.1.1 For the processing of requests for initial and continuing authorizations of services, the Contractor and its subcontractors shall have in place and follow written policies and procedures and have in effect mechanisms to ensure consistent application of review criteria for authorization decisions, while consulting with the requesting provider when appropriate.

         C.7.4.3.1.2       In accordance with 42 CFR 438.210 (b)(3), any
                           decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested, be made by a health care professional who has appropriate clinical experience in treating the Enrollee's condition or disease.

         Change from:

         C.7.4.3.2         The Contractor's financial condition;

         Change to:

         C.7.4.3.2 The Contractor's structure, operation, and financial condition;

         ADD

         C.7.5             Provider-Enrollee Communications

         C.7.5.1 In accordance with 42 CFR 438.102(a), the Contractor shall not prohibit or otherwise restrict a health care professional acting within the lawful scope of practice, from advising or advocating on behalf on an Enrollee who is his or her patient, for the following:

         C.7.5.1.1 The Enrollee's health status, medical care, or treatment options, including any alternative treatment that may be self-administered;

         C.7.5.1.2 Any information the Enrollee needs in order to decide among all relevant treatment options;

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                         AMERIGROUP DISTRICT OF COLUMBIA

         C.7.5.1.3 The risks, benefits, and consequences of treatment or non-treatment; and

         C.7.5.1.4 The Enrollee's right to participate in decisions regarding his or health care, including the right to refuse treatment, and to express preferences about future treatment decisions.

                           Subject to the information requirements of paragraph
                           (b) of CFR 42 438.102 (b) of this section, an MCO or PIHP that would otherwise be required to provide, reimburse for, or provide coverage of a counseling or referral service because of the requirements in paragraph (a) (1) of this section is not required to do so if the MCO,PIHP objects to the service on moral or religious grounds.

         C.7.5.2 In accordance with 42 CFR 438.102(b), a MCO or PIHP that elects the option provided in the paragraph
                           (a)(2) of this section must furnish information about the services it does not cover as follows:

         C.7.5.2.1         To the District,

                           (A) With its application for a Medicaid contract; and

                           (B) Whenever it adopts the policy during the terms of its contract.

                               (ii) Consistent with the provisions of Section
                                    438.10-

         C.7.5.2.2         To potential Enrollees, before and during enrollment;
                           and

         C.7.5.2.3 To Enrollees, within ninety (90) days after adopting the policy with respect to any particular service. (Although this time-frame would be sufficient to entitle the MCO or PIHP to the option provided in paragraph (a) (2) of this section, the overriding rule in Section 438.10 (f) (4) requires the State, its contracted representative, or the MCO or PIHP to furnish the information at least 30 days before the effective date of the policy.)

                           As specified in Section 438.10 (e) and (f), the information that MCOs, or PIHP must furnish to enrollees and potential enrollees does not include how and where to obtain the services excluded under paragraph (a) (2) of this section.

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                         AMERIGROUP DISTRICT OF COLUMBIA

         C.7.5.3 In accordance with 42 CFR 438.102(c), for each service excluded by a MCO or PIHP on moral or religious grounds, the District shall provide information on how and where to obtain the service, as specified in Section 438.10(e)(2)(ii) and (f)(6)
                           (xii).

         C.7.5.4 In accordance with 42 CFR 438.102(d), an MCO that violates the prohibition of paragraph (a)(1) of this section is subject to immediate sanctions under subpart I of this part.

SECTION C.8                Coverage of Services and Benefits

         Change from:

         C.8               COVERAGE OF SERVICES AND BENEFITS

                           The Contractor shall develop, contract, arrange, and provide for all medically necessary covered services to Enrollees in each of the plans as specified in Attachment J 8, and as specified in the Medicare post-stabilization requirements, which are available in the Reference Library.

         Change to:

         C.8               COVERAGE OF SERVICES AND BENEFITS

                           The Contractor shall develop, contract, arrange and provide for all medically necessary covered services to Enrollees in each of the plans as specified in ATTACHMENT J 8 and as specified in the Medicare post-stabilization requirements, which are available in the Reference Library. The Contractor shall identify, define, and specify the amount, duration, and scope of each service. In accordance with 42 CFR 438.210, the Contractor shall be required to furnish the identified services in an amount, duration, and scope that is no less than the amount, duration, and scope for the same services furnished to benefits under fee-for-service Medicaid. The Contractor shall ensure that the services are sufficient in amount, duration, or scope to reasonably be expected to achieve the purpose for which the services are furnished. The Contractor shall not arbitrarily deny or reduce the amount, duration, or scope of a required service solely because of diagnosis, type of illness, or condition of the beneficiary. The Contractor shall place appropriate limits on a service on the basis of criteria applied under the District plan,

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           such as medically necessity, or for the purposes of utilization control, provided the services furnished can reasonably be expected to achieve their purpose.

         Change from:

         C.8.1.1.1 Reasonably expected to prevent the onset of an illness, condition or disability; reduce or ameliorate the physical, behavioral, or developmental effects of an illness, condition, injury or disability, and assist the individual to achieve or maintain maximum functional capacity in performing daily activities, taking into account both the functional capacity of the individual and those functional capacities appropriate for individuals of the same age;

         Change to:

         C.8.1.1.1 Prevent the onset of an illness, condition, or disability or sustain the Enrollee's physical, mental, behavioral, or developmental health; and assist the individual to achieve, maintain, or regain maximum functional capacity in performing daily activities, taking into account both the functional capacity of the individual and those functional capacities appropriate for individuals of the same age;

         Change from:

         C.8.1.1.3 Sufficient in amount, duration, and scope to reasonably achieve their purpose as defined in federal law; and

         Change to:

         C.8.1.1.3 Sufficient in amount, duration and scope to reasonably achieve their purpose as defined in Federal law. The coverage shall be no more restrictive than that used in the District's Medicaid program as indicated in District statutes and regulations, the District Plan, and other District policy and procedures; and

         ADD

         C.8.1.1.5 The Contractor shall be responsible for covering services related to the following:

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           A. The prevention, diagnosis, and treatment of health
                              impairments.

                           B. The ability to achieve age-appropriate growth and
                              development.

                           C. The ability to attain, maintain, or regain
                              functional capacity, in accordance with 42 CFR 438.210.

         Change from:

         C.8.3.2.1 The Contractor shall adhere to the following definition of emergency medical condition, including a mental health/alcohol and drug abuse condition when determining coverage for Enrollees: a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) that-a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in placing the health of the individual (or with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy, serious impairment to body functions, and/or serious dysfunction of any bodily organ or part.

         Change to:

         C.8.3.2.1 In accordance with 42 CFR 438.114(a), please note the definitions of the following terms:

                           A. Emergency medical condition means a medical
                              condition manifesting itself by acute symptoms of sufficient severity (including severe pain) that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in the following:

                              a. Placing the health of the individual (or, with
                                 respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy;

                              b. Serious impairment to bodily functions; or

                              c. Serious dysfunction of any bodily organ or
                                 part.

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           B. Emergency services mean covered inpatient and
                              outpatient services that are:

                              a. Furnished by a provider that is qualified to
                                 furnish these services under the title; or

                              b. Needed to evaluate or stabilize an emergency
                                 medical condition.

                           C. In accordance with 42 CFR 438.114 Emergency and
                              Post-stabilization services. Post stabilization means covered services, related to an emergency medical condition that are provided after an Enrollee is stabilized in order to maintain the stabilized condition, or, under the circumstances described in paragraph (e) of this section, to improve or resolve the enrollee's condition. The Contractor shall be responsible for coverage and payment of emergency and post stabilization care services.

                           D. The MCO and PIHP shall cover and pay for emergency
                              services regardless of whether the provider that furnishes the services has a contract with the MCO or PIHP.

                           E. The contractor may not deny payment for treatment
                              obtained under either of the following
                              circumstance:

                              An enrollee had an emergency medical condition, including cases in which the absence of immediate medical attention would not have had the outcomes specified in paragraphs (1), (2), and (3) of the definition of emergency medical condition in paragraph (a) of this section. representative of the MCO, PIHP instructs the enrollee to seek emergency services.

                           F. The MCO, PIHP may not:

                              Limit what constitutes an emergency medical condition with reference to paragraph (a) of this section, on the basis of lists of diagnoses or symptoms;

                                           and

                              Refuse to cover emergency services based on the emergency room provider, hospital, or fiscal agent not notifying the enrollee's screening and treatment within 10 calendar days of presentation for emergency services.

                              An enrollee who has an emergency medical condition may not be held liable for payment of subsequent screening and

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                        AMERIGROUP DISTRICT OF COLUMBIA

                              treatment needed to diagnose the specific condition or stabilize the patient.

                                 The attending emergency physician, or the provider actually treating the enrollee, is responsible for determining when the enrollee is sufficiently stabilized for transfer or discharge, and that determination is binding on the MCO, PIHP identified in paragraph (b) of this section as responsible for coverage and payment. Coverage and payment: Post stabilization care services. Post stabilization care services covered and paid for in accordance with provisions set forth at
                                 Section 422.113(C) of this chapter. In applying those provisions, reference to "M+C organization" must be read as reference to the entities responsible for Medicaid payment, as specified in paragraph (b) of this section.

                                 To the extent that services required to treat an emergency medical condition fall within the scope of the services for which the PIHP is responsible, the rules under this section apply.

         Change from:

         C.8.3.2.3 The Contractor shall be responsible for covering emergency services, as defined above, provided to Enrollees at either in-network or out-of-network providers, without regard to prior authorization.

         Change to:

         C.8.3.2.3         In accordance with 42 CFR 438.114(b) through (f):

                           A. The Contractor shall cover and pay for emergency
                              services regardless of whether the provider that furnishes the services has a contract with the Contractor;

                           B. The Contractor shall not deny payment for
                              treatment obtained under either of the following circumstances:

                              a. An Enrollee has an emergency medical condition,
                                 including cases in which the absence of
                                 immediate medical attention would not have had the outcomes

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                        AMERIGROUP DISTRICT OF COLUMBIA

                                 specified for the definition of emergency medical condition in SECTION C.8.3.2.1 above; or

                              b. A representative of the Contractor instructs
                                 the Enrollee to seek medical services.

                           C. The Contractor shall not:

                              a. Limit what constitutes an emergency medical
                                 condition with reference to SECTION C.8.3.2.1, on the basis of lists of diagnoses and symptoms; and

                              b. Refuse to cover emergency services based on the
                                 emergency room provider, hospital, or fiscal agent not notifying the Enrollee's primary care provider, MCO, or applicable District Contractor of the Enrollee's screening and treatment within ten (10) calendar days of presentation for emergency services.

                           D. An Enrollee who has an emergency medical condition
                              shall not be held liable for payment of subsequent screening and treatment needed to diagnose the specific condition or stabilize the patient.

                           E. The attending emergency physician or the provider
                              actually treating the Enrollee, responsible for determining when the Enrollee is sufficiently stabilized for transfer or discharge and that determination is binding on the Contractor responsible for payment.

                           F. Ambulance services, emergency and urgently needed
                              services, and maintenance and post-stabilization care services are covered and paid for in accordance with Section 422.113 (see SECTION
                              C.8.3.2.1 above). In applying those provisions, reference to "M+C organization" shall be read as reference to the Contractor.

                           G. To the extent that services required to treat an
                              emergency medical condition fall within the scope of the services for which the PIHP is responsible, the rules under this section apply (SECTION 8.3.2).

         Change from:

         C.8.3.7           Services for Persons with HIV or AIDS

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                        AMERIGROUP DISTRICT OF COLUMBIA

         Change to:

         C.8.3.7           Services for Persons with Special Health Care Needs

         ADD

         C.8.3.7.3 The Contractor shall allow the family or caregiver of an enrolled person (either adult or child) with special health care needs to receive care coordination services from a care coordinator which can include a specialist or a person other than a primary care provider if the care coordinator is selected by the Enrollee's primary care provider in consultation with the Enrollee's family or caregiver.

         ADD

         C.8.4.5.1.1 In accordance with 42 CFR 438.206 (b)(5), Requires out-of-network providers to coordinate with the MCO or PIHP with respect to payment and ensures that cost to the enrollee is no greater than it would be if the services were furnished within the network.
                           Section 438.206 (b)(6) Demonstrates that its providers are credentialed as required by Section 438.214.

         ADD

         C.8.4.5.4 If the network is unable to provide necessary services covered under the contract to a particular Enrollee, the Contractor shall adequately and timely cover these services out of network for the Enrollee, for as long as the Contractor is unable to provide them, as specified in 42 CFR 438.206 (b)(4).

         C.8.4.6           Continued Services to Recipients

                           In accordance with 42 CFR 438.62, the State must arrange for Medicaid services to be provided without delay to any Medicaid Enrollee of an MCO, PIHP whose contract is terminated and for any Medicaid Enrollee who is disenrolled from a MCO, PIHP, for any reason other than ineligibility for Medicaid.

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                        AMERIGROUP DISTRICT OF COLUMBIA

         C.8.5 In accordance with 42 CFR 438.6 (f) (1) all contracts shall comply with:

                           A. Title VI of the Civil Rights Act of 1964;

                           B. Title IX of the Education Amendments of 1972
                              (regarding education programs and activities);

                           C. The Age Discrimination Act of 1975;

                           D. The Rehabilitation Act of 1973; and

                           E. The Americans with Disabilities Act.

                           In accordance with 438.100 (a)(2), the Contractor shall ensure that its staff and affiliated providers take those rights into account when furnishing services to Enrollees.

         C.8.5.1 All contracts shall comply with all Federal and District laws and regulations pertaining to Enrollee rights including DC Code Section 2-1401.01 (2001);

SECTION C.9                Network

         ADD

                           The following paragraph after first paragraph in C.9.1.16:

         C.9.1.16 The Contract's network shall provide female Enrollees with direct access to a female health specialist within the networks for covered care necessary to provide women's routine and preventive health care services. This is in addition to the Enrollee's designated source of primary care, if that source is not a women's health specialist, as specified in 42 CFR 438.206 (b)(2). A female enrollee may choose a women's health specialist as a primary care provider.

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                        AMERIGROUP DISTRICT OF COLUMBIA

         C.9.1.16.1 In accordance with 42 CFR 438.12, the Contractor shall not discriminate for the participation, reimbursement, or indemnification of any provider who is acting within the scope of his or her license or certification under applicable District law, solely on the basis of that license or certification. If the Contractor declines to include individual providers or groups of providers in its network, it shall give the affected providers written notice of the reason for its decision.

                           The paragraph above should not be construed to:

                           A. Require the MCO, PIHP, to contract with providers
                              beyond the number necessary to meet the needs of its enrollees;

                           B. Preclude the MCO, PIHP, from using different
                              reimbursement amounts for different specialties or for different practitioners in the same specialty; or Preclude the MCO, PIHP, from establishing measures that are designed to maintain quality of services, control costs, and are consistent with its responsibilities to Enrollees.

         ADD

         C.9.2             Access Standards

                           Insert the following paragraphs under C.9.2 Access Standards;

                           The Contractor shall meet and require its providers to meet District standards for timely access to care and services, taking into account the urgency of the need for services. Contractors must also regularly monitor providers to assure compliance with timely access standards and when necessary take corrective action for failures to comply.

                           In accordance with 42 CFR 438.206 (c) (ii) and 438.207, the Contractor shall ensure that the network providers offer hours of operation that are no less than the hours of operation offered to commercial Enrollees or comparable to Medicaid fee-for-service, if the provider serves only Medicaid Enrollees.

         Change from:

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                        AMERIGROUP DISTRICT OF COLUMBIA

         C.9.2.1.2 Emergency care, as defined in Section C.8.3.2.1, shall be provided immediately and without prior authorization. In general, emergency care shall be provided in accordance to the time frame dictated by the nature of the emergency, at the nearest available facility, twenty-four (24) hours a day, seven (7) days a week.

         Change to:

         C.9.2.1.2 Emergency care, as defined in SECTION C.8.3.2.1, shall be provided immediately and without prior authorization. In general, emergency care shall be provided in accordance to the time frame dictated by the nature of the emergency, at the nearest available facility, twenty-four (24) hours a day, seven (7) days a week. Additionally, services included in this contract, in accordance with 42 CFR 438.206
                           (c)(1)(iv)(v))vi), shall be available 24 hours a day, 7 days a week, when medically necessary.

         ADD

         C.9.3.1.5 In accordance with 42 CFR 438.214 the Contractor shall:

                           A. Follow the District's policy of uniform provider
                              credentialing and recredentialing, including a documented process for those providers with signed contracts or participation agreements with the Contractor;

                           B. Assure that provider selection policies and
                              procedures are consistent with 42 CFR 438.12 that the Contractor shall not discriminate against providers serving high-risk populations or that specialize in conditions requiring costly treatments;

                           C. The Contractor shall ensure that the entity may
                              not employ or contract with providers excluded from participation in Federal health care programs under either Sections 1128 of 1128A of the Social Security Act; and

                           D. Contractor must comply with additional provider
                              participation rules established by the State
                              (District of Columbia)

         ADD               Credentialing

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                        AMERIGROUP DISTRICT OF COLUMBIA

         C9.3.1.6 The MCO, PIHP must evaluate the professional capabilities and conduct of the applicant from all applicable sources. Such information shall include, but not limited to:

                           a.       Education, training and experience;

                           b. Licensure and certifications, including limitations or restrictions, any previously successful or currently pending challenges to licensure or registration, or the voluntary relinquishment of such licensure, registration, or certification;

                           c. Professional references concerning the individual's professional performance, judgment, and clinical or technical skills;

                           d.       Current competence;

                           e. Voluntary or involuntary termination of professional employment, or voluntary or involuntary limitation, reduction, or loss of clinical privileges at another hospital, institution, or professional organization;

                           f.       Professional sanctions;

                           g. Professional liability claims history (at a minimum, final judgments or settlements involving the applicant); and

                           h.       Other information reflecting on
                                    professionalism.

                                    Recredentialing:
                                    The Contractor shall obtain updated
                                    information from internal and external
                                    sources regarding the individual's
                                    professional activities, performance,
                                    conduct, and compliance with applicable
                                    Federal and District regulations is
                                    conducted and placed in the credentialing file. Such information shall include, but not limited to:

                           a.       Education, training, and experience;

                           b. Licensure and certifications, including limitations or restrictions, any previously successful or currently pending challenges to licensure, registration, or

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                        AMERIGROUP DISTRICT OF COLUMBIA

                                    certification, or the voluntary
                                    relinquishment of such licensure,
                                    registration, or certification;

                           c. Professional peer references concerning the individual's professional performance, judgment, and clinical or technical skills;

                           d.       Current competence;

                           e. Voluntary or involuntary termination of professional, or voluntary or involuntary limitation, reduction, or loss or clinical privileges at another hospital, institution, or professional organization;

                           f.       Professional sanctions;

                           g. Professional liability claims history (at a minimum, final judgments or settlements involving the applicant); and

                           h.       Other information reflecting on
                                    professionalism.

         Change from:

         C.9.3             Network Development

                           The Contractor shall recruit, credential, evaluate, and monitor selected providers with an appropriate combination of skills, experience, and specialties to constitute a network to provide covered benefits to MMCP Enrollees within the acceptable geographic access standards.

         Change to:

         C.9.3             Network Development

                           The Contractor shall recruit, credential, evaluate, and monitor selected providers with an appropriate combination of skills, experience, and specialties to constitute a network to provide covered benefits to MMCP Enrollees within the acceptable geographic access standards. The Contractor's provider selection policies and procedures shall not discriminate against particular providers that serve high-risk populations or

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           specialize in conditions that require costly treatment. The Contractor shall not employ or contract with providers excluded from participation in Federal health care programs under either Section 1128 or Section 1128A of the Social Security Act. The Contractor shall comply with any additional requirements established by the District.

         ADD

         C.9.3.1.1. On a quarterly basis, the Contractor shall review wait-times for normal, non-urgent specialty care appointments to determine whether networks are adequate and report findings to the MAA. Meanwhile, if the wait-time exceeds the contractual standards for a specialty appointment of 30 days for a non-urgent referral appointment with a specialist, the Enrollee shall be permitted to go outside of the network.

         ADD

         Under C.9.3.1     The Contractor shall follow the District's
                           credentialing and recredentialing policies. All
                           Contractors who have signed contracts or participation agreements with the Contractor shall follow a documented process for credentialing and recredentialing. Additionally, the time frame for verification shall be in accordance with NCQA for verification of credentials from the primary source.

         ADD

         C.9.4.4.1

                  e) In accordance with 42 CFR 438.206 (c)(2), cultural competence training shall be required for non-clinical MCO staff who interact on a regular basis with Enrollees, to include but not be limited to member services, scheduling, billing, transportation, appeal and grievance staff. Cultural competence training shall at a minimum:

                  f) Be carried out by individuals who are qualified to conduct such training;

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                        AMERIGROUP DISTRICT OF COLUMBIA

                  g) Address the language access policy of providing oral interpreters service and written translated material to Enrollees and potential Enrollees; how to access and use these services; how to access the grievance and appeals process; effects of differences of cultures, language and ethnicity among providers, clinical staff, and enrollees; and its effect on providers, enrollees, clinical staff, management, clinical encounters, and patient safety; and comply with the applicable requirements of the Title VI of the Civil Rights Act of 1964; Section 504 of the Rehabilitation Act of 1973, the American's with Disabilities Act; and DC Code Section 2-1401.01
                           (2001).

         C.9.4.4.2 In accordance with 42 CFR 438.214, the Contractor shall implement written policies and procedures for selection and retention of providers.

SECTION C.10               Utilization Management and Care Coordination
                           Capabilities

         Change from:

         C.10 The Contractor shall maintain a care management system, including utilization management and care coordination that ensures that all Enrollees are regularly examined to identify potential or actual health problems requiring prevention, treatment, rehabilitation, and/or education in self-care. This system shall be operated in accordance with applicable standards for high quality provision of services, including: EPSDT, IDEA, standards for prenatal care, guidelines of the Office of Maternal and Child Health, and relevant professional standards for the provision of health care to adults. In addition, the Contractor shall identify children and adults with special health care needs and determine which cases warrant additional management and coordination. The Contractor shall establish procedures to ensure that their medical and adjunct care is comprehensively planned with the involvement of the Enrollee, family, and/or caretaker and appropriately qualified practitioners, the Enrollee is assisted to coordinate services when needed, and health care resources are used efficiently.

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                        AMERIGROUP DISTRICT OF COLUMBIA

         Change to:

         C.10 In accordance with 42 CFR 438.208 (c) (2-4), the Contractor shall maintain a care management system, including utilization management and care coordination that ensures that all Enrollees are regularly examined to identify potential or actual health problems requiring prevention, treatment, rehabilitation, and/or education in self-care. This system shall be operated in accordance with applicable standards for high quality provision of services, including EPSDT, IDEA, standards for prenatal care, and relevant professional standards for the provision of health care to adults. In addition, the Contractor shall implement mechanisms to assess each Medicaid Enrollee identified by the District or by the Contractor itself as having special health care needs in order to identify any ongoing special conditions of the Enrollee that require a course of treatment or regular care monitoring. The assessment mechanisms shall use appropriate health care professionals. The Contractor shall establish procedures to ensure that their medical and adjunct care is comprehensively planned with the involvement of the Enrollee, family, or caretaker and appropriately qualified practitioners. The Enrollee shall be assisted to coordinate services when needed, and health care resources shall be used efficiently. The treatment plan shall be developed by the Enrollee's primary care provider with Enrollee participation, and in consultation with any specialists caring for the Enrollee. The Contractor shall review the plan of treatment in a timely manner. If the Contractor fails to review the plan of treatment within 30 days, the plan of treatment may be implemented in accordance with any applicable District quality assurance and utilization review standards.

                           In accordance with 42 CFR 438.208, for Enrollees with special health care needs determined through an assessment by appropriate health care professions (consistent with 42 CFR 438.208(c)(2)) to need a course of treatment or regular care monitoring, the Contractor shall have a mechanism in place to allow Enrollees to directly access a specialist as appropriate for the Enrollee's condition and identified needs.

                           The Contractor shall ensure that the plan of treatment for an Enrollee with special health care needs will be reviewed and updated, no less frequently than every 12 months or as

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           determined by the Enrollee's primary care provider on the basis of: (i) the provider's assessment of the Enrollee's health and developmental status and needs;
                           (ii) the recommendation of the care coordinator and
                           (iii) the views of the Enrollee's family or caregiver. The revised treatment plan will be incorporated into the Enrollee's medical record following each update.

         ADD

         C.10.1.1.1 The Contractor shall establish a system to effectively manage authorization of treatment for Enrollees with high risk conditions and for other Enrollees with special health care needs.

         C.10.1.1.2 The Contractor shall establish criteria for cases that warrant case management and procedures for identifying Enrollees that meet these criteria.

         Change from:

         C.10.1.2 The Contractor's Medical Director shall review all denials of care for EPSDT services pertaining to physical health care and the Contractor's Psychiatric Medical Director shall review all denials of care for mental health treatment services.

         Change to:

         C.10.1.2 The Contractor's Medical Director shall review all denials of care for EPSDT services pertaining to physical health care and care for Enrollees with special health care needs. The Contractor's Psychiatric Medical Director shall review all denials of care for mental health treatment services.

         ADD

         C.10.1.3.1 The Contractor must review health risk questionnaires used to identify special needs populations within 30 days of enrollment. If the Contractor does not receive the health risk

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           questionnaire, the Contractor must develop and complete the form within 60 days of enrollment.

         ADD

         C.10.1.14.2 The Contract shall provide for a second opinion from a qualified health care professional within the network, or arranges for the Enrollee to obtain one outside the network, at no cost to the Enrollee, as specified in 42 CFR 438.206 (b)(3).

         Change from:

         C.10.2.1.6 Enrollees and their families shall be fully informed of all appropriate treatment options, their expected effects, and any risks or side effects of each option in order to make treatment decisions and give informed consent.

         Change to:

         C.10.2.1.6 Enrollees and their families shall be fully informed of all available treatment options, their expected effects, and any risks or side effects of each option in order to make treatment decisions and give informed consent. Available treatment options shall include the option to refuse treatment and shall include all treatments that are medically available, regardless of whether the Contractor or provider provides coverage for those treatments.

         CHANGE NUMBERING FROM C.102.1.9 TO C.10.2.1.9
         CHANGE NUMBERING FROM C.102.1.10 TO C.10.2.1.10

         ADD

         C.10.2.1.16.1 As required by 42 CFR, 438.6(i)(1)-(2) the Contractor shall provide for compliance with the requirements of 42 CFR 422.128 for maintaining written policies and procedures for advance directives.

                           A. The Contractor shall maintain written policies and
                              procedures that meet requirements for advance directives in Subpart I of part 489.

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           B. Advance directives are defined in 42 CFR 489.100.

                           C. The Contractor shall maintain written policies and
                              procedures concerning advance directives with respect to all adult individuals receiving medical care by or through the MCO and PHIP.

                           D. The information must reflect changes in District
                              laws as soon as possible, but no later than 90 days after the effective change.

         ADD

         C.10.2.1.18       In accordance with 42 CFR 438.6 (i)(1)-(2), the
                           Contractor shall provide written information to those individuals with respect to:

                           A. Their rights under the law of the District of
                              Columbia including the right to accept or refuse medical or surgical treatment and the right to formulate advance directives; and

                           B. The organization's policies respecting the
                              implementation of those rights, including a statement of any limitation regarding the implementation of advance directives as a matter of conscience.

         C.10.2.1.19 The Contractor shall inform individuals that appeals concerning noncompliance with the advance directive requirements shall be filed with the District survey and certification agency.

SECTION C.11               Financial Functions

         Change from:

         C.11.1.5 The Contractor shall pay or deny at least 90 percent (90%) of "clean claims" (claims for which no further written information or substantiation is required) within thirty (30) calendar days of receipt and at least ninety-nine percent (99%) of clean claims

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           within (90) calendar days of receipt consistent with the claims procedures described in Section 1902(a)(37)(A) of the Social Security Act. The Contractor shall adhere to these claims payment procedures unless the health care provider and the Contractor agree to an alternative payment schedule.

         Change to:

         C.11.1.5          In accordance with 42 CFR 447.45(d)(2)
                           (d)(3)(d)(5)(d)(6) and 447.46, the Contractor shall pay ninety nine percent(99%) of "clean claims" (a claim means a bill for services, a line item of service, or all services for one recipient within a bill. A clean claim means one that can be processed without obtaining additional information from the provider of the service or from a third party. It includes a claim with errors originating in the District's claims system). It does not include a claim from a provider who is under investigation for fraud or abuse, or claim under review for medical necessity. The date receipt is the date the Contractor receives the claim, as indicated by its date stamp on the claim, and the date of payment is the date of the check or other form of payment. The Contractor shall adhere to these claims payment procedures unless the health care provider and the Contractor agree to an alternative payment schedule.

SECTION C.12               Management Information System(MIS)

         Change from:

         C.12.1            Minimum MIS Requirements

                           The Contractor shall operate an MIS capable of maintaining, providing and documenting information sufficient to document Contractor's compliance with the contract requirements that will include but not be limited to the following functions:

                           -    Enrollee eligibility data--current and
                                historical;

                           - Encounter and claim payment records - current and historical;

                           -    Authorization and care coordination data;

                           -    Utilization management;

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           - Provider network information, i.e., provider affiliations, credentialing information;

                           -    EPSDT tracking;

                           -    Outcome reports;

                           -    Financial accounting data;

                           -    Grievance and appeals statistics;

                           - Internal operations data, e.g., telephone response time;

                           -    Clinical information;

                           -    Serious incidents;

                           -    Client satisfaction;

                           -    Provider profiling; and

                           -    Outcome measurements.

         Change to:

         C.12.1 In accordance with 42 CFR 438.242, the Contractor shall operate a MMIS capable of maintaining, providing, and documenting information. The MMIS shall be capable of collecting, analyzing, integrating, and reporting data sufficient to document Contractor's compliance with the contract requirements that shall include but not be limited to the following functions:

                           A. Enrollee eligibility data--current and
                              historical;

                           B. Encounter and claim payment records--current and
                              historical;

                           C. Authorization and care coordination data;

                           D. Utilization management;

                           E. Provider network information, i.e., provider
                              affiliations, credentialing information;

                           F. EPSDT tracking;

                           G. Outcome reports;

                           H. Financial accounting data

                           I. Grievance and appeals statistics;

                           J. Internal operations data, e.g., telephone response
                              time;

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           K. Clinical information;

                           L. Serious incidents;

                           M. Enrollee satisfaction;

                           N. Provider profiling;

                           O. Outcome measurements; and

                           P. Disenrollment for other than loss of Medicaid
                              eligibility.

         Change from:

         C.12.1.1 The Contractor shall have an MIS capable of documenting administrative and clinical procedures while maintaining confidentiality of individual medical information, including special confidentiality provisions related to people with HIV/AIDS, mental illness, and alcohol and drug abuse disorders. The encounter data reporting system should be designed to assure aggregated, unduplicated service counts provided across service categories, provider types; and treatment facilities.

         Change to:

         C.12.1.1 The Contractor shall have a MMIS capable of documenting administrative and clinical procedures while maintaining confidentiality of individual medical information, including special confidentiality provisions related to people with HIV/AIDS, mental illness, and alcohol and drug abuse disorders. The MMIS shall be capable of collecting data on Enrollee and provider characteristics as specified by the District and on services furnished to Enrollees through an encounter data system or other methods as specified by the District. The encounter data reporting system should be designed to assure aggregated, unduplicated service counts provided across service categories, provider types, and treatment facilities.

         Change from:

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                         AMERIGROUP DISTRICT OF COLUMBIA

         C.12.1.2 The Contractor shall have internal procedures to ensure that data reported to the District are valid and to test validity and consistency on a regular basis. The Contractor shall also agree to cooperate in data validation activities that may be conducted by the District, at its discretion, by making available medical records, claims records, and a sample of other data In accordance with specifications developed by the District.

         Change to:

         C.12.1.2 The Contractor shall have internal procedures to ensure that data reported to the District are valid and to test validity and consistency on a regular basis. The Contractor shall ensure data are accurate and complete, shall verify the accuracy and timeliness of reported data; screen the data for completeness, logic, and consistency; and collect service information in standardized formats to the extent feasible and appropriate. The Contractor shall also agree to cooperate in data validation activities that may be conducted by the District, at its discretion, by making available medical records, claims records, and a sample of other data in accordance with specifications developed by the District.

         Change from:

         C.12.1.4 The Contractor shall provide the District with aggregate performance and outcome data, as well as its policies for transmission of data from network providers. The Contractor shall submit its work plan or readiness survey assessing its ability to comply with Health Insurance Portability and Accountability Act (HIPAA) mandates in preparation for the standards and regulations.

         Change to:

         C.12.1.4 The Contractor shall provide the District with aggregate performance and outcome data, as well as its policies for transmission of data from network providers. The Contractor shall make all collected data available to the District and to CMS. The Contractor shall submit its work plan or readiness survey assessing its ability to comply with Health Insurance Portability and Accountability Act (HIPAA) mandates in

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           preparation for the standards and regulations within 60 days of the contract.

         ADD

         C.12.1.5 Each Contractor shall obtain from the District and reassess at the first presentation of the Enrollee to the MCO or network provider the following pieces of information:

         C.12.1.5.1 Primary language spoken by each Enrollee and the parent, guardian or caretaker (if the Enrollee is a minor child) of each Enrollee;

         C.12.1.5.2 Whether that Enrollee would prefer written materials be sent in their primary language;

         C.12.1.5.3 The racial and ethnic minority group of each Enrollee by following the OMB Standards for race and ethnicity data collection;

         C.12.1.5.4        The Contractor shall also collect data on:

         C.12.1.5.4.1 The number of providers who speak one of the prevalent language by provider category;

         C.12.1.5.4.2 The manner in which oral interpretation services are furnished including the name of each organization or individual furnishing the services (the manner in which oral services are provided); how the services are provided (in person or telephonically, or both); and whether there is any agreement between any organization or individual to provide interpreter services.

         C.12.1.5.4.3 The frequency and the number of individuals who provide oral interpreter services (whether in or out of network) provided by the Contractor in any form or the provision of written translated material to any Enrollee;

         C.12.1.5.4.4 The number of providers within the Contractor's network and non-clinical Contractor staff who have attended the minimum cultural competence training as required by SECTION C.9.4.4.1; and

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         C.12.1.5.4.5      An ongoing list of written translated publications in
                           all prevalent languages.

         ADD

         C.12.8            Outcome Reporting

                           The following after the first paragraph:
                           The Contractor's Management Information Systems shall ensure that its clinical, administrative, and other non-financial information systems under SECTION
                           C.12.1 have the capacity to receive, store, report, and verify data relating to:

         C.12.8.1          The language in which each Enrollee speaks;

         C.12.8.2          Oral interpreter services as described in SECTION
                           C.6.
                           [Reserved]

         C.12.8.3 The provision of written translations provided to each individual in a non-English language;

         C.12.8.4 The racial and ethnic minority group of each Enrollee by following the OMB standards of data collection for race and ethnicity; and

         C.12.8.5          Appeals and grievances described in SECTION C.14; and

         C.12.8.6          And any other data described above in SECTION C.12.

SECTION C.13               Quality Improvement

         ADD

         Under C.13        In accordance with 42 CFR 438.236, the Contractor
                           shall adopt practice guidelines that meet the following requirements:

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                           A. Based on valid and reliable clinical evidence or a
                              consensus of health care professionals in the particular field;

                           B. Considered the needs of the Contractor's
                              Enrollees;

                           C. Adopted in consultation with contracting health
                              care professionals; and

                           D. Reviewed and updated periodically as appropriate.

                           The Contractor shall disseminate the guidelines to all affected providers and, upon request, to Enrollees and potential Enrollees. Decisions for utilization management, Enrollee education, coverage of services, and other areas to which the guidelines apply are consistent with the guidelines.

         Change from:

         C.13.3.1 The Contractor shall operate a Quality Improvement Program. The Contractor shall develop a written QI Plan annually that details plans, tasks, initiatives, and staff responsible for improving quality and meeting the requirements incorporated in this Contract.

         Change to:

         C.13.3.1 The Contractor shall operate and provide a description of its Quality Improvement Program to the District for approval. The Contractor shall develop a written QI Plan annually that details plans, tasks, initiatives, and staff responsible for improving quality and meeting the requirements and Enrollee services incorporated in this Contract. CMS, in consultation with States and the District and other stakeholders, shall specify at least one performance measure and topics for performance improvement projects to be required by the District in this contract.

         Change from:

         C.13.3.1.7

                           The contractor shall submit an annual Quality Improvement Report 30 days prior to the expiration of each year of the

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           contract year. The QI Report shall summarize the findings from initiatives described in the annual QI Plan.

         Change to:

         C.13.3.1.7

                           The contractor shall submit an interim Quality Improvement Report (QIR) 60 days prior to the expiration of each year of the contract. The Annual Quality Improvement Report is to be submitted to the Office of Managed Care 90 days after the ending of the calendar year. The MCO, PIHP must analysis and summarize the findings from initiatives described. The QIR must include a corrective action plan for each area that does not meet its benchmark

                           The MCO, PIHP Quality Assurance/Quality Improvement Director shall participate in monthly /quarterly QI meetings with MAA and the EQRO.

         ADD

         C.13.3.4 In accordance with 42 CFR 438.240, the Contractor shall comply with the following requirements:

                           A. Conduct performance improvement projects. These
                              projects shall be designed to achieve, through ongoing measurements and intervention, significant improvement, sustained over time, in clinical care areas that are expected to have a favorable effect on health outcomes and Enrollee satisfaction;

                           B. Submit quarterly performance measurement data;

                           C. Have in effect mechanisms to detect both
                              underutilization and over-utilization of services; and

                           D. Have in effect mechanisms to assess the quality
                              and appropriateness of care furnished to Enrollees with special health care needs.

                           E. The MCO, PIHP shall comply with the entire section
                              of 42CFR 438.240 and all sections of the CFR that are referenced in this section.

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SECTION C.14               Complaints, Grievances and Fair Hearings

         ADD

         The following paragraphs after first paragraph in C.14.

                           Statutory basis for requiring the Contractor to have grievance procedures may be found in the Social Security Act (following Sections):

                           A. 1902(a)(3) - The District plan shall provide an
                              opportunity to any person whose claim for assistance is denied or not acted upon promptly;

                           B. 1902(a)(4) - The District plan shall provide
                              methods of administration that the Secretary of HHS finds necessary for the proper and efficient operation of the (grievance) plan; and

                           C. 1932(b)(4) - Medicaid managed care organizations
                              are required to establish internal grievance procedures under which Medicaid Enrollees, or providers acting on their behalf, may challenge the denial of coverage, or payment for such assistance.

         ADD               The following after the first paragraph:

         C.14.1.1.1 An Enrollee or Enrollee's authorized representative may file a grievance or appeal with the District's Office of Fair Hearing regarding any matter that can be a subject of a grievance or appeal under this chapter.

                           In accordance with 42 CFR 438.406(a)(1), the
                           Contractor shall give Enrollees reasonable assistance in completing forms and taking other procedural steps. This includes, but is not limited to, competent professional interpreter services and toll-free numbers that have adequate TTY/TTD and interpreter capability. The Contractor shall also offer to assist in the filing of an appeal to the Office of Fair Hearing.

         Change from:

         C.14.1.1.5 The Contractor shall in no way penalize any Enrollee who files a complaint or grievance, or requests a Fair Hearing.

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         Change to:

         C.14.1.1.5 The Contractor shall in no way penalize any Enrollee who files or any provider who supports or assists him/her in filing an appeal or grievance, or requests a Fair Hearing.

         ADD

         C.14.1.6 In accordance with this contract, the Contractor shall have a system in place that includes a grievance process, an appeal process, and access to the District's Office of Fair Hearing system.

         C.14.1.7 A provider, acting on behalf of the Enrollee or authorized representative and with the Enrollee's written consent, may file an appeal. A provider also may file a grievance or request a District Fair Hearing on behalf of an Enrollee.

         C.14.1.8 The Enrollee shall file a grievance either orally or in writing. Unless the Enrollee (or provider) requests expedited resolution, oral appeals shall be followed by a signed, written appeal. The grievance from the enrollee may either be filed with the District Office of Fair Hearing or with the MCO, PIHP.

         ADD

         After the first paragraph of C.14.3:

                           The parties to the Office of Fair Hearing include the Contractor as well as the Enrollee and his or her representative or the representative of a deceased Enrollee's estate (42 CFR 438.408(f)(2)).

                           In accordance with 42 CFR 438.414, the Contractor shall provide the information specified in this section (C.14.3) of the contract and in 42 CFR 438.400-424 to all providers and subcontractors at the time they enter into a contract.

         Change from:

         C.14.3.1          First paragraph.

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                           The Contractor shall, whenever an Enrollee's request
                           for covered services is reduced, delayed, denied, terminated, or payment is denied, provide a written notice within five (5) days to the Enrollee with a copy to the Office of Managed Care. This shall be done in accordance with Federal requirements at 42 CFR 431.213 and 431.214, as amended; and all other statutory or regulatory requirements.

         Change to:

         C.14.3.1          First paragraph

                           The Contractor shall provide a written notice to the Enrollee ten days prior to action whenever an Enrollee's request for covered services is reduced, denied, or terminated. The Contractor shall notify the Enrollee five (5) business days prior to action whenever an Enrollee's request for covered services is delayed, reduced, denied, or terminated. In cases of service reduction, delay, denial or termination, the Contractor shall send a monthly report to the Office of Managed Care. For payment denials, the Contractor shall notify the provider and provide a summary monthly report to the Office of Managed Care.

                           In accordance with 42CFR 438.210(b)(3) Any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested, must be made by a health professional who has appropriate clinical expertise in treating the enrollee's condition or disease.

                           The notification shall meet the requirements of 42 CFR 438.404 and include the following information:

                           A. The action the Contractor or its subcontractor has
                              taken;

                           B. The reason for the action;

                           C. The Enrollee's or the provider's right to file an
                              MCO or CASSIP appeal;

                           D. The right to request a District Fair Hearing
                              immediately;

                           E. The procedures for exercising these rights;

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           F. The circumstances under which expedited resolution
                              is available and how to request it; and

                           G. The Enrollee's right to have benefits continue
                              pending resolution of the appeal, how to request that benefits be continued.

         ADD

         C.14.3.1.7        Compensation for utilization management
                           activities - consistent with 42 CFR 438.210 (e) compensation to individuals or entities that conduct utilization management activities cannot be structured to provide incentives for that individual or entity to deny, limit, or discontinue medically necessary services.

         ADD

         C.14.3.1 Section 1005. (a) In General (2) Scope (as specified in subsection E):

                           (C) limited authorization of a required service,
                               including the type or level of service, the suspension, reduction, or termination of an authorized service, the denial in whole or in part of payment for a service, the failure to provide services in a timely manner as defined by the District;

                           (D) the failure of the Contractor to act within the
                               timeframes provided in this section taken from 438.408(b).

         Change from:

         C.14.3.1 Section 1005 Grievance Procedure under (b) Filing of grievances (1) Parties (as specified in subsection E)

                           (1) Within 30 days of notice of, any of the following may invoke the grievance procedure under this section by filing with the Contractor in writing (by facsimile or otherwise):

                           (A) the enrolled individual affected by the
                               determination (or in the case of an enrolled adolescent);

                           (B) the primary care provider (and specialist, if
                               any) of the enrolled individual affected by the determination; or

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           (C) with the permission of the enrolled individual
                               affected by the determination, the agency, program or provider that referred the enrolled individual for the item or service at issue.

         Change to:

         C.14.3.1 Section 1005 Grievance Procedure under (b) Filing of grievances (1) Parties (as specified in subsection E)

                           (1) A grievance may be filed in writing or orally with the Contractor. An oral grievance must be followed with a request in writing within ten (10) days of the oral request, unless resolved. Any of the following may invoke the grievance procedure under this section by filing with the Contractor within 90 days of notice:

                           (A) The enrolled individual affected by the
                               determination (or in the case of an enrolled adolescent);

                           (B) The primary care provider (and specialist, if
                               any) of the enrolled individual affected by the determination; or

                           (C) If the Enrollee is a minor child, a parent,
                               guardian, or authorized representative;

                           (D) Any Enrollee may have an authorized
                               representative request a grievance on his /her behalf;

                           (E) An authorized representative may include, but is
                               not limited to an attorney or non-legal advocate; and

                           (F) With the permission of the enrolled individual
                               affected by the determination, the agency, program or provider that referred the enrolled individual for the item or service at issue.

         Change from:

         C.14.3.1 Section 1005 Grievance Procedure (b) Filing of Grievances (2)
                           Timeframe (A) (as specified in subsection E)

                           In the case of the issuance of a determination involving the denial of, or the termination or reduction of, a covered item or

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           service any individual describe in paragraph (1) may file a grievance within 90 days of receipt of the notice.

         Change to:

         C.14.3.1 Section 1005 Grievance Procedure (b) Filing of Grievances (2)
                           Timeframe (A) (as specified in subsection E)

                           In the case of the issuance of a determination involving the denial of, or the termination or reduction of, a covered item or service any individual describe in paragraph (1) may file a grievance within 90 days of receipt of the notice.

         ADD

         C.14.3.1 Section 1005 Grievance Procedure (d) Resolution of Grievances
                           (1) Timeframe (C) Urgent Defined (as specified in subsection E)

                           (iv) if the provider indicates that taking the time for a standard resolution could seriously jeopardize the Enrollee's ability to attain, maintain, or regain maximum function.

         Change from:

         C.14.3.1 Section 1005 Grievance Procedure (d) Resolution of Grievances
                           (1) Timeframe (A) (as specified in subsection E)

                           (A) Contractor shall resolve grievances filed under this section not later than 30 working days after the date of receipt of the grievance, except in cases described in subparagraph (B).

         Change to:

         C.14.3.1 Section 1005 Grievance Procedure (d) Resolution of Grievances
                           (1) Timeframe (A) (as specified in subsection E)

                           Contractor shall resolve grievances filed under this section not later than 14 working days after the date of receipt of the grievance, with the possibility of an extension of 14 days if it is in the best interest of the Enrollee, except in cases described in subparagraph (B).

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                           If the MCO or PIHP extends the timeframe, the MCO or
                           PIHP shall give the Enrollee written notice of the reason for the decision to extend the timeframe and inform the Enrollee of the right to file a grievance if he or she disagrees with that decision; and issue and carry out its determination as expeditiously as the Enrollee's health condition requires and no later than the date the extension expires.

         ADD

         C.14.3.1 Section 1006 Compliant Procedure (a) In General (2) Scope (as
                           specified in subsection F)

                           (E) Any matter other than a grievance (as defined at
                               1005 (a)(2)), that should include, but not be limited to the quality of care or services provided, and aspects of interpersonal relationships such as rudeness of a provider or employee or failure to respect the Enrollee's rights.

         Change from:

         C.14.3.1 Section 1006 (d) Resolution of Complaints (1) Timeframe (as
                           specified in subsection F)

                           (1) Timeframe--Contractor shall resolve a complaint
                               not later than [ ] days after the date of receipt of the complaint.

         Change to:

         C.14.3.1 Section 1006 (d) Resolution of Complaints (1) Timeframe (as
                           specified in subsection F)

                           Timeframe--Contractor shall resolve an appeal not later than 14 days after the date of receipt of the appeal, with the possibility of an extension up to 14 days if it is in the best interest of the Enrollee.

                           If the MCO or CASSIP extends the timeframe, the Contractor shall give the Enrollee written notice of the reason for the decision to extend the timeframe and inform the Enrollee of the right to file a grievance if he or she disagrees with that decision; and issue and carry out its determination as expeditiously as the Enrollee's health condition requires and no later than the date the extension expires.

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         ADD

         The following after first paragraph of C.14.3.1.3:

                           In accordance with 42 CFR 438.410(b), the Contractor shall ensure that punitive action is neither taken against a provider who requests an expedited resolution or supports an Enrollee's appeal.

                           In accordance with 42 CFR 438.410(c), if the Contractor denies a request for expedited resolution of an appeal, it shall:

                           A. Transfer the appeal to the timeframe for standard
                              resolution (C.14.3.1 1005(d)(1)(A)) of an appeal; and

                           B. Make reasonable efforts to give the Enrollee
                              prompt oral notice of the denial, and follow up within two (2) calendar days with a written notice.

         Change from:      (d) Resolution of Grievances

                           (1) Timeframe

         C.14.3.1.         (A) A Contractor shall resolve grievances filed under
                               this section not later than 30 days after the date of receipt of the grievance, except in cases described in subparagraph (b).

         Change to:

         C.14.3.1. In accordance with 42 CFR 438.408(c), the Contractor shall resolve grievances filed not later than 14 working days after receipt of grievance. However, the Contractor may make written requests for an additional 14 days if the Contractor shows (to the satisfaction of the MAA, upon its request) that there is need for additional information and how the delay is in the Enrollee's interest. If the MCO or PIHP extends the timeframes it shall - for any extension not requested by the Enrollee, give the Enrollee written notice of the reason for the delay.

         ADD

         The following new section to the contract (C.14.3.1.6(c)):

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                           In accordance with 42 CFR 438.406(b), the process for
                           appeals shall:

                           i. Provide that oral inquiries seeking to appeal an action are treated as appeals (to establish the earliest possible filing date for the appeal) and shall be confirmed in writing, unless the Enrollee or provider requests expedited resolution;

                           ii.      Provide the Enrollee a reasonable
                                    opportunity to present evidence, and
                                    allegations of fact or law, in person as well as in writing. The Contractor shall inform the Enrollee of the limited time available for this in the case of expedited resolution;

                           iii.     Provide the Enrollee and his or her
                                    representative the opportunity, before the appeals process, to examine the Enrollee's case file, including medical records, and any other documents and records; and

                           iv. Include as parties to the appeal the Enrollee and his or her legal representative or the legal representative of a deceased Enrollee's estate.

         ADD

         C.14.3.1.6(d)

                           (1) The written notice of the resolution shall include the following:

                                    a)    The results of the resolution process
                                          and the date it was completed; and

                                    (b)   For appeals not resolved wholly in
                                          favor of Enrollees:

                                          (A) The right to request a District
                                              Fair Hearing and how to do so; and

                                          (B) The right to request and receive
                                              benefits while the hearing is
                                              pending and how to make the
                                              request.

         Change from:

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         C.14.3.2.6        The Enrollee's right to obtain free copies of the
                           documents, including the Enrollee's medical records, used to make the decision and the medical necessity criteria referenced in the decision; and

         C.14.3.2.7 The circumstances under which benefits will continue pending resolution of the grievance or issuance of a District Fair Hearing decision.

         Change to:

         C.14.3.2.6 The Enrollee's right to obtain free copies of the documents, including the Enrollee's medical records used to make the decision and the medical necessity criteria referenced in the decision;

         C.14.3.2.7 In accordance with 42 CFR 438.404 and 438.210, the MCO, or PIHP gives notice as expeditiously as the Enrollee's health condition requires and within District-established timeframes that may not exceed fourteen (14) calendar days following receipt of the request for services, with the possible extension of up to fourteen (14) additional calendar days, if the Enrollee or the provider requests the extension or the MCO or PHIP justifies a need for additional information and how the extension is in the Enrollee's interest. If the MCO or PHIP extends the timeframe, the Contractor must give the Enrollee written notice of the reason for the decision to extend the timeframe and inform the Enrollee of the right to file a grievance if he or she disagrees with that decision; and issue and carry out its determination as expeditiously as the Enrollee's health condition requires and no later than the date the extension expires.

         ADD

         C.14.3.2.8 In accordance with 42 CFR 438.404(c), the Contractor shall mail the notice within the following timeframes:

                           A. For termination, suspension, or reduction of Medicaid services, the timeframes specified in 42 CFR 431.211, 431.213, and 431.214;

                           B. For denial of payment, at the time of any action affecting the claim;

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           C. For standard service authorization decisions that deny or limit services, within 5 days. [Reserved]

                           If the Contractor extends the timeframe in accordance with 42 CFR 438.210(d)(1), the Contractor shall:

                           A. Give the Enrollee written notice of the reason for the decision to extend the timeframe and inform the Enrollee of the right to file a grievance if he or she disagrees with that decision; and

                           B. Issue and carry out its determination as expeditiously as the Enrollee's health condition requires and no later than the date the extension expires.

                           For service authorization decisions not reached within the timeframe specified in 42 CFR 438.210(d) (which constitutes a denial and is thus an adverse action), on the date that the timeframes expire; and

                           In accordance with 42 CFR 438.404(b)(6), the circumstances under which expedited resolution is available and how to request it. For cases in which the provider indicates or the MCO or PHIP determines, that following the standard timeframe could seriously jeopardize the enrollee's life or health or ability to attain, maintain or regain maximum function, the MCO or PHIP gives notice must make an expedited authorization decision and provide notice as expeditiously as the Enrollee's health condition requires and no later than the seventy-two (72) hours after receipt of the request for service, as specified in 42 CFR 438.210(d). The MCO or PHIP may extend the seventy-two (72) hours time period by up to fourteen (14) calendar days if the Enrollee requests an extension, or if the MCO or PHIP justifies a need for additional information and how the extension is in the Enrollee's interest.

         C.14.3.2.9 The circumstances under which benefits shall continue pending resolution of the grievance or issuance of a District Fair Hearing decision, as defined in C.14.3.4.4.

         ADD

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         C.14.3.4.5        While the Enrollee's appeal is pending, the
                           Enrollee's benefits shall continue until one of the following occurs:

                           A.       The Enrollee withdraws the appeal;

                           B. Ten days pass after the MCO or PIHP mails the notice, providing the resolution of the appeal against the enrollee, unless the enrollee, within the 10-day timeframe, has requested a District Fair Hearing with continuation of benefits until the District Fair Hearing decision is reached.

                           C. The District Office of Fair Hearing issues a hearing decision adverse to the Enrollee; or

                           D. The time period or service limits of a service has been met.

         C.14.3.4.6 The Contractor is prohibited from recovering payment for continuation of benefits furnished during a pending appeal, if the final resolution of the appeal is adverse to the Enrollee.

         C.14.3.4.7 In accordance with 42 CFR 438.424, if the Contractor or District Office of Fair Hearing reverses a decision to deny, limit, or delay services that were not furnished while the appeal was pending, the Contractor must authorize or provide the disputed services within two (2) working days, and as expeditiously as the Enrollee's health condition requires. In addition, if the MCO, PIHP or District Office of Fair Hearing reverses a decision to deny authorization of services, and the Enrollee received the disputed services while the appeal was pending, the MCO or PIHP must pay for those services, in accordance with District policy and regulations.

         ADD

         Add the following after the first paragraph in SECTION C.14.4.1

                           In accordance with 42 CFR 431.220, the District shall grant an opportunity for a hearing to the following:

                           A. Any applicant who requests it because his/her claim for services in denied or is not acted upon with reasonable promptness; and

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                           B.       Any Enrollee who is the subject of an action
                                    as that term is defined in C.14 of this
                                    contract or grievance as defined in C.14.

         ADD

         C.14.5.1 In accordance with 42 CFR 431.244, hearing recommendations must be based exclusively on evidence introduced at the hearing.

         Change from:

         C.14.6            Tracking Log

                           The Contractor shall maintain a record keeping and tracking system for complaints, grievances, and appeals that includes copy of the original written complaint, grievance, or appeal, the decision, and the nature of the decision and any corrective action that was taken.

         Change to:

         C.14.6            Tracking Log

                           In accordance with 42 CFR 438.416, the Contractor shall maintain a record keeping and tracking system for complaints, grievances and appeals that includes a copy of the original written complaint, grievance, or appeal, the decision, and the nature of the decision and any corrective action that was taken. The Contractor must keep a record of any oral (telephonic or in-person) complaints and the outcomes that result.

SECTION C.16

         Change from:

         C.16              PERFORMANCE AND OUTCOME MEASURES

                           The Contractor shall generate and track the performance measures as described in Section C.17, and Section C.18 for evaluation of the Contractor's performance. MAA reserves the right to specify additional or change performance measures or

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                           criteria within sixty (60) days of prior notification
                           to the Contractor. Nothing in this Section precludes the requirement of the Contractor to fulfill reporting requirements specified in Section F or reports that are mandated by the Health Care Finance Administration (HCFA) or other federal or District governmental entities.

         Change to:

         C.16              PERFORMANCE AND OUTCOME MEASURES

                           The Contractor shall generate and track the performance measures as described in SECTION C.17 and SECTION C.18 for evaluation of the Contractor's performance. Nothing in this Section precludes the requirement of the Contractor to fulfill reporting requirements specified in SECTION F or reports that are mandated by the Centers for Medicare and Medicaid Services (CMS) or other Federal or District governmental Contractors. In accordance with 42 CFR 438.240, the Contractor shall annually measure and report to the District its performance, using standard measurements required by the District. In addition, the Contractor shall submit to the District data specified by the District that enables the District to measure the Contractor's performance and perform a combination of the above activities.

SECTION C.17               Specific Requirements And Responsibilities for DCHFP
                           Contractors Only

         ADD

         C.17.7.1.2 In accordance with 42 CFR 438.240, the Contractor shall have an ongoing program of performance improvement projects that focus on clinical and non-clinical areas and that involve the following:

                           A. Measurement of performance using objective quality indicators;

                           B. Implementation of system interventions to achieve improvement in quality;

                           C.       Evaluation of the effectiveness of
                                    interventions; and

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                           D.       Planning and initiation of activities for
                                    increasing or sustaining improvement.

         C.17.7.1.3 The Contractor shall report the status and results of each project to the District as requested. Each performance improvement project shall be completed in a reasonable time period as to generally allow information on the success of performance improvement projects in the aggregate to produce new information on quality of care every year. Additionally, the Contractor shall have in effect a process for its own evaluation of the impact and effectiveness of its quality assessment and performance improvement program.

SECTION C.18

         DELETE            Reserved

         ADD

         C.18              Enrollee Rights

         C.18.1            General Rule

                           In accordance with 42 CFR 438.100(a), the District of Columbia requires that each MCO or PIHP have written policies regarding Enrollee rights specified in this (C.18); and each MCO or PIHP complies with Federal and District laws that pertain to Enrollee rights, and ensures that its staff and affiliated providers take those rights into account when furnishing services to Enrollees.

         C.18.2            Specific Rights

                           In accordance with 42 CFR 438.100(b), the District requires that each MCO or PIHP Enrollee is guaranteed the following rights;

                           A. To receive information in accordance with 42 CFR 438.10;

                           B. To be treated with respect and with due consideration for his or her dignity and privacy;

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                           C.       To receive information on available
                                    treatment options and alternatives,
                                    presented in a manner appropriate to the Enrollee's condition and ability to understand. (The information requirements for services that are not covered under this contract are set forth in Section 438.10(f)
                                    (6)(xiii));

                           D. To participate in decisions regarding his or her health care, including the right to refuse treatment;

                           E. To be free from any form of restraint or seclusion used as a means of coercion, discipline, convenience, or retaliation, as specified in other Federal regulations on the use of restraints and seclusion;

                           F. If the privacy rule, as set for in 45 CFR Parts 160 and 164 subparts A and E applies, request and receive a copy of his or her medical records, and request that they be amended or corrected, as specified in 45 CFR
                                    Section 164.524 and 164.526; and

                           G. The right to be furnished health care services in accordance with Sections 438.206 through 438.210 (as specified in SECTION C of this contract related to availability of services, assurances of adequate capacity and services, coordination and continuity of care, and coverage and authorization of services).

         C.18.3            Free Exercise of Rights

                           In accordance with 42 CFR 438.100(c), the District requires that each MCO or CASSIP ensure that each of its Enrollees is free to exercise his or her rights, and that the exercise of those rights does not adversely affect the way the MCO, PIHP, and its providers or State agency treat the Enrollee.

         C.18.4            Compliance with Other Federal and District Laws

                           In accordance with 42 CFR 438.100(d), each MCO, PIHP, shall comply with any other applicable Federal or District laws (such as Title VI of the Civil Rights Act of 1964 as implemented by regulations at 45 CFR part 80; the Age Discrimination Act of 1975 as implemented by regulations at 45 CFR part 91; the Rehabilitation Act of 1973; and Titles II

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                         AMERIGROUP DISTRICT OF COLUMBIA

                           and III of the Americans with Disabilities Act; HIPAA; DC Code Section 2-1401.01 (2001) and other laws regarding privacy and confidentiality).

SECTION F                  Term Of Contract

SECTION F.1

         ADD

         F.1.2.2 In accordance with 42 CFR 438.610(c), if the Contractor is not in compliance with the terms of 42 CFR 438.610 (prohibited affiliations and debarment by Federal agencies - see SECTION H.8.2 of this contract), the District shall not renew or otherwise extend this contract unless the Secretary of HHS provides a written statement to the District and to Congress describing compelling reasons for renewing or extending this contract.

         F.1.2.3           Renegotiations

                           The District reserves the right to enter into renegotiations of this contract with the Contractor under the following circumstances:

                           A.       For cause; and

                           B. For modification(s) during the contract period, if circumstances warrant, at the discretion of the District.

SECTION G                  Contract Administration Data

         ADD

         G. 1.1.1.2        CONTRACT ADMINISTRATION DATA

                           In accordance with 42 CFR 438.602, as a condition of receiving payment under the Medicaid Managed Care Program, an MCO, or PIHP must comply the applicability certification

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                           program integrity and prohibited affiliation of this
                           subpart requirements.

         ADD

         After the first paragraph under SECTION G CONTRACT ADMINISTRATION DATA

                           In accordance with 42 CFR 438.60, MAA shall ensure that no payment is made to a provider other than the MCO or PIHP for services available under this contract between the District and the MCO or PIHP, except when these payments are provided for in Title XIX of the Social Security Act, in 42 CFR, or when the MAA has adjusted the capitation rates paid under the contract, in accordance with 42 CFR 438.6(c)(5)(v), to make payments for graduate medical education. Please note that 42 CFR 438.6(c)(5)(v) states the following:

                           A. If the District makes payments to providers for graduate medical education (GME) costs under an approved State plan, the State must adjust the actuarially sound capitation rates to account for the GME payments to be made on behalf of Enrollees covered under the contract, not to exceed the aggregate amount that would have been paid under the approved State plan for FFS
                                    (fee-for-service). The State must first
                                    establish actuarially sound capitation rates prior to making adjustments for GME.

SECTION H                  Special Contract Requirements

SECTION H.1

         Change from:

         H.1.1.3.3 Except as provided in Section C.17.2, no Enrollee shall be disenrolled solely because of an adverse change in health status.

         Change to:

         H.1.1.3.3 Except as provided in SECTION C.6.6 and SECTION C.17.2, no Enrollee shall be disenrolled because of a change in the

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                           Enrollee's health status, or because of the
                           Enrollee's utilization of medical services, diminished mental capacity, or uncooperative or disruptive behavior resulting from his or her special needs (except when his or her continued enrollment in the MCO or PIHP seriously impairs the Contractor's ability to furnish services to either this particular Enrollee or other Enrollees or services are obtained in a fraudulent or wasteful manner.)

SECTION H.4

         ADD

         Under H.4.1       In addition to its rights under the Default clause of
                           the Standard Contract provisions, if the District determines that the Contractor has failed to comply with terms of this contract or has violated applicable: (1) Federal law as specified in Sections
                           1903(m)(5)(A) and 1932(e)(1) of the Social Security
                           Act and 42 CFR 422.208-210, Section 438.700-702, and
                           45 CFR 92.36(i)(1) including:

                           A. Substantially failing to provide medically necessary services that the Contractor is required to provide under law or under its contract with the District to an Enrollee covered under the contract;

                           B. Imposing on Enrollees premiums or charges that are in excess of the premiums or charges permitted under the Medicaid program;

                           C. Acting to discriminate among Enrollees on the basis of their health status or need for health care services;

                           D. Misrepresenting or falsifying information the Contractor furnishes to CMS or the District;

                           E. Misrepresenting or falsifying information that the Contractor furnishes to an Enrollee, potential Enrollee, or health care provider;

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                           F.       Failing to comply with requirements for
                                    physician incentive plans as set forth (for
                                    Medicare) in 42 CFR 422.208 and 422.210 (see
                                    SECTION H.9 of this contract);

                           G. Distributing directly, or indirectly though any agent or independent Contractor, marketing materials that have not been approved by the District or that contain false or materially misleading information (see SECTIONS C.5.2 and C.5.3 of this contract); and

                           H. Violating any of the other applicable requirements of sections 1903(m) or 1932 of the Social Security Act and any implementing regulations;

                           I. District of Columbia law; or regulations or court orders including but not limited to Salazar v.The District of Columbia et.al---

         ADD

         H.4.1.3.1 Suspend all new enrollment, including default enrollment, after the effective date of the sanction (42 CFR 438.702(a)(4));

         ADD

         H.4.1.6.1 Suspend payment for recipients enrolled after the effective date of the sanction and until CMS or the District is satisfied that the reason for imposition of the sanction no longer exists and is not likely to recur (42 CFR 438.702(a)(5));

         H.4.1.7.1 In accordance with 42 CFR 438.704, the District may impose the following CMS approved financial sanctions:

                           A. A maximum of $25,000 for each determination or failure to provide services; misrepresentation or false statements to Enrollees, potential Enrollees, or health care providers; failure to comply with physician incentive plan requirements (SECTION 8.9 of this contract and 42 CFR
                                    422.208 and 422.210); or marketing
                                    violations.

                           B. A maximum of $100,000 for each determination of discrimination; or misrepresentation or false statements to CMS or the District.

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                           C.       A maximum of $15,000 for each recipient the
                                    District determines was not enrolled because of a discriminatory practice (subject to the $100,000 overall limit above).

                           D. A maximum of $25,000, or double the amount of the excess charges (whichever is greater) for charging premiums or charges in excess of the amounts permitted under the Medicaid program. The District will deduct from the penalty the amount of the overcharge and will return it to the affected Enrollees.

         ADD

         H.4.1.9 In accordance with 42 CFR 438.706(b), the District will impose temporary management (regardless of any other sanction that shall be imposed) if it finds that the Contractor has repeatedly failed to meet the substantive requirements in sections 1903(m) and 1932 of the Social Security Act. The District will grant Enrollees the right to terminate enrollment without cause, as described in 42 CFR 438.702(a)(3), and will notify the affected Enrollees of their right to terminate enrollment. As required by 42 CFR 438.706(c), the District will not delay imposition of temporary management to provide a hearing before imposing this sanction. Finally, in accordance with 42 CFR 438.706(d), the District will not terminate temporary management until the District determines that the Contractor can ensure that the sanctioned behavior will not recur; and/or

         Change from:

         H.4.2             Denial of Payment by the Health Care Financing
                           Administration

         H.4.2.1 Payments provided for under this contract, shall be denied for new Enrollees when and for so long as, payment for those Enrollees is denied by the Health Care Financing Administration under 42 C.F.R. 434.67(e).

         Change to:

         H.4.2 Denial of Payment by the Centers for Medicare and Medicaid Services (formally Health Care Financing Administration)

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         H.4.2.1           In accordance with 42 CFR 438.726(b), payments
                           provided under this contract to the Contractor shall be denied for new Enrollees when, and for so long as, payment for those Enrollees is denied under 42 CFR 438.730(e).

         Change from:

         H.4.3.1 Before taking any action described in Section 0, the District will provide written notice which shall include at least the following:

                           - A citation to the law or regulation or contract provision that has been violated;

                           - The sanction to be applied and the date the sanction will be imposed;

                           - The basis for the District's determination that the sanction should be imposed; and

                           - The time frame and procedure for the Contractor to appeal the District's determination.

         Change to:

         H.4.3.1 In accordance with 42 CFR 738.710, before taking any action described in SECTION H.4, the District shall provide timely written notice, which shall include at least the following:

                           A. A citation to the law or regulation or contract provision that has been violated;

                           B. The sanction to be applied and the date the sanction shall be imposed;

                           C. The basis for the District's determination that the sanction should be imposed; and

                           D. The time frame and procedure for the Contractor to appeal the District's determination.

         ADD

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         H.4.3.2           In accordance with 42 CFR 438.724, the District must
                           give the CMS Regional Office written notice whenever the District imposes or lifts a sanction under this contract for violations specified in 42 CFR 438.700 (SECTION H.4.1). The notice to the CMS Regional Office must be given no later than 30 days after the District imposes or lifts a sanction, and must specify the affected Contractor, the kind of sanction, and the District's reason for deciding to impose or lift a sanction.

         ADD

         H.4.5             Monitoring Violations

         H.4.5.1 In accordance with 42 CFR 438.726(a), the District must develop and implement a plan to monitor for violations that involve the actions and failures to act specified in this part and to implement the provisions of this part.

         H.4.5.2. A contract with an MCO, PIHP must provide that payments provided under this contract will be denied for new enrollees when, and for so long as, payment for those enrollees is denied by CMS under section 438.730(e).

SECTION H.7                General Subcontract Requirement

         ADD

         H.7.1.1.2 In accordance with 42 CFR 438.230, the State must ensure, through its contracts, that each MCO, PIHP, and PAHP- (1)Oversees and is accountable for any functions and responsibilities that it delegates to any subcontractor; and (2)Meets the conditions of paragraph (b) of this section. (b) Specific conditions. (1) Before any delegation, each MCO, PIHP and PAHP evaluates the prospective subcontractor's ability to perform the activities to be delegated:

                           A. There is a written agreement that specifies the activities and report responsibilities delegated to the subcontractor; and

                           B. Provides for revoking delegation or imposing other sanctions if the subcontractor's performance is inadequate;

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                           C.       The Contractor shall monitor the
                                    subcontractor's performance on an ongoing basis and subjects it to formal review according to a periodic schedule established by the District, consistent with industry standards or District MCO laws and regulations; and

                           D. If the Contractor identifies deficiencies or areas for improvement, the Contractor and subcontractor shall take corrective action.

                           E. In accordance with 42 CFR 438.6(1) All subcontracts must fulfill the requirements of 438.6 that are appropriate to the service or activity delegated under the subcontract.

                           F. The contractor shall adhere to 42CFR 438.6 Contract requirements.

         H.7.1.1.3 Subcontracts do not terminate the Contractor's legal responsibilities for performance under this contract.

SECTION H.8                Fraud and Abuse Provisions And Protections

         Change from:

         H.8.2.1           In accordance with the Social Security Act
                           (Section 1932(d) (1) as amended by the Balanced Budget Act of 1997) or Executive Order, the Contractor may not knowingly have a director, officer, partner, or person, who has been debarred by the federal government, with more than 5% equity, or have an employment, consulting, or other agreement with such a person for the provision of items and services that are significant and material to the entity contractual obligation with the District. The Contractor shall notify MAA within three (3) days of the time it receives notice that action is being taken against Contractor or any person defined under the provisions of section 1128(a) or (b) of the Social Security Act (42 USC 1320 a-7) or any subcontractor which could result in exclusion, debarment, or suspension of the Contractor or a subcontractor from the Medicaid program or any program listed in Executive Order 12549.

         Change to:

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         H.8.2.1           In accordance with the Social Security Act
                           (Section 1932(d) (1) as amended by the Balanced Budget Act of 1997), 42 CFR 438.610, or Executive Order, the Contractor shall not knowingly have a relationship with an individual or an affiliate of an individual as defined in the Federal Acquisition Regulation, who is debarred, suspended, or otherwise excluded from participating in procurement activities under the Federal Acquisition Regulation or from participating in nonprocurement activities under regulations issued under Executive Order No. 12549 or under guidelines implementing Executive Order No. 12549. The relationships between the Contractor or such an individual (or affiliate of such an individual) are as follows: (1) A director, officer, or partner of the Contractor; (2) a person with beneficial ownership of five percent or more of the Contractor; or (3) a person with an employment, consulting or other arrangement with the Contractor for the provision of items and services that are significant and material to the Contractor's obligations under its contract with the District of Columbia. The Contractor shall notify MAA within three (3) days of the time it receives notice that action is being taken against a Contractor or any person defined under the provisions of Section 1128(a) or (b) of the Social Security Act (42 USC 1320 a-7) or any subcontractor which could result in exclusion, debarment, or suspension of the Contractor or a subcontractor from the Medicaid program or any program listed in Executive Order 12549.

         Change from:

         H.8.3             Fraud and Abuse Compliance Plan

         H.8.3.1 The Contractor shall have a written Fraud and Abuse Compliance Plan. The Contractor shall submit any updates or modifications prior to making them effective to MAA for approval.

         Change to:

         H.8.3             Fraud, Abuse, and Waste Compliance Plan

         H.8.3.1 In accordance with 42 CFR 438.608(a), the Contractor shall have administrative and management arrangements or

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           procedures, including a mandatory compliance plan, that are designed to guard against fraud, abuse, and waste. The Contractor shall submit any updates or modifications prior to making them effective to MAA for approval.

         Change from:

         H.8.3.1.2 The written plan shall contain procedures designed to prevent and detect potential or suspected abuse and fraud in the administration and delivery of services under this contract.

         Change to:

         H.8.3.1.2         In accordance with 42 CFR 42 438.608(b)(1), the
                           written plan shall include policies, procedures, and standards of conduct that articulate the Contractor's commitment to comply with all applicable Federal and District of Columbia standards designed to prevent and detect potential or suspected abuse, fraud, and waste in the administration and delivery of services under this contract.

         Change from:

         H.8.3.1.4 The plan shall contain provisions for the investigation and follow-up of any compliance plan reports.

         Change to:

         H.8.3.1.4 In accordance with 42 CFR 438.608(b)(7), the plan shall include provisions for prompt response to detected offenses and for development of corrective action initiatives related to this contract.

         Change from:

         H.8.3.1.5 The fraud and abuse compliance plan shall ensure that the Contractors of individuals reporting violations of the plan are protected.

         Change to:

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         H.8.3.1.5         The fraud, abuse, and waste compliance plan shall
                           ensure that the Contractors of individuals reporting violations of the plan are protected.

         Change from:

         H.8.3.1.6 The plan shall contain specific and detailed internal procedures for officers, directors, and employees for detecting, reporting, and investigating fraud and abuse compliance plan violations.

         Change to:

         H.8.3.1.6         In accordance with 42 CFR 438.608(b)(4-6), the
                           Contractor shall establish effective lines of communication between the compliance officer and the Contractor's employees. The plan's standards shall be enforced through well-publicized disciplinary guidelines. The plan shall also include provisions for internal monitoring and auditing reported fraud, abuse, and waste violations.

         Change from:

         H.8.3.1.7 The compliance plan shall require that confirmed violations be reported to MAA within 24 hours of it being confirmed.

         Change to:

         H.8.3.1.7         In accordance with 42 CFR 455.1(a)(1) and 455.17,
                           Contractors shall report fraud, abuse, and waste information to the MAA. The fraud, abuse, and waste information that shall be reported includes: (1) number of appeals for fraud, abuse, and waste made to the District that require preliminary investigation; and (2) for each appeal that warrants investigation, the name and I.D. number of the suspected offender, the source of the appeal, the type of provider, the nature of the appeal, the approximate number of dollars involved, and the legal and administrative disposition of the case. Contractors shall report confirmed violations to MAA within 24 hours of the violation being confirmed.

         Change from:

         H.8.3.1.8 The plan shall require any confirmed or suspected fraud and abuse under state or federal law be reported to the District of

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                           Columbia Office of the Inspector General Medicaid
                           Fraud Unit, the Medicaid Program Integrity Section of MAA, and the Office of Managed Care.

         Change to:

         H.8.3.1.8 The plan shall require any confirmed or suspected fraud, abuse, and waste under state or federal law be reported to the District of Columbia Office of the Inspector General Medicaid Fraud Unit, the Medicaid Program Integrity Section of MAA, and the Office of Managed Care.

         Change from:

         H.8.3.1.9 The written plan shall ensure that no individual who reports plan violations or suspected fraud and abuse is retaliated against.

         Change to:

         H.8.3.1.9 The written plan shall ensure that no individual who reports plan violations or suspected fraud, abuse, and waste is retaliated against.

         ADD

         H.8.3.1.10 In accordance with Section 1903(i)(2) of the Social Security Act, please note that the FFP is not available for amounts expended for providers excluded by Medicare, Medicaid, of S-CHIP, except for emergency services.

         H.8.3.1.11 In accordance with Section 1932(d)(4) of the Social Security Act, Contractors shall require each member physician to have a unique identifier when submitting bills/claims for payment.

         H.8.3.1.12 In accordance with 42 CFR 455.1(a)(2), Contractors shall have a method to verify that services provided under this Medicaid managed care contract are actually provided.

         H.8.3.1.13 In accordance with Section 1932(d)(3) of the Social Security Act, a Medicaid managed care organization may not enter into a contract with any State under section 1903(m) unless the State has in effect conflict-of-interest safe-guards with regards with respect to officers and employees of the State with responsibilities relating to contracts with such organizations or

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           to the default enrollment process described in subsection (a)(4)(C)(ii) that are at least as effect as the Federal safe guards provided under Section 27 of the Office of Federal Procurement Policy Act (41 U.S.C. 423), against conflicts of interest that apply with respect to Federal procurement officials comparable responsibilities with respect to such contract.

         Change from:

         H.8.3.3 Contractors shall designate executive and essential personnel to attend mandatory training in fraud and abuse detection, prevention and reporting. The training will be conducted by the District of Columbia Office of the Inspector General, Medicaid Fraud Unit and will be provided free of charge. Training will be scheduled not later than sixty (60) days after contract award.

         Change to:

         H.8.3.3 In accordance with 42 CFR 438.608(b)(3), the Contractor shall assure effective training and education of the compliance officer (see SECTION
                           H.8.3.4 below) and the organization's employees. Contractors shall designate executive and essential personnel to attend mandatory training in fraud, abuse, and waste detection, prevention and reporting. The training shall be conducted by the District of Columbia Office of the Inspector General, Medicaid Fraud Unit and shall be provided free of charge. Training shall be scheduled not later than sixty (60) days after contract award.

         Change from:

         H.8.3.4 Contractors shall designate an officer or director in its organization who has the responsibility and authority for carrying out the provisions of the fraud and abuse compliance plan.

         Change to:

         H.8.3.4 In accordance with 42 CFR 438.608(b)(2), the Contractor shall designate a compliance officer and compliance committee that are accountable to senior management that have the

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           responsibility and authority for carrying out the provisions of the fraud, abuse, and waste compliance plan.

SECTION H.9                Physician Incentive Plan

       ADD         The Physician Incentive Plan must comply with Section 1903
       (m)(2)(A)(x);42CFR422.208, Section 422.210 Section 438.6(h)

         H.9.1.1 In accordance with 42 CFR 422.208(a), the following definitions apply:

                           A. Bonus - means a payment made to a physician or
                              physician group beyond any salary, fee-for-service payments, capitation, or returned withhold.

                           B. Capitation - means a set dollar payment per
                              patient per unit of time (usually per month) paid to a physician or physician group to cover a specified set of services and administrative costs without regard to the actual number of services provided. The services covered shall include the physician's own services, referral services, or all medical services.

                           C. Physician group - means a partnership,
                              association, corporation, individual practice association, or other group that distributes income from the practice among members.

                           D. Physician incentive plan - means any compensation
                              arrangement to pay a physician or physician group that shall directly or indirectly have the effect of reducing or limiting the services provided to any plan Enrollee.

                           E. Potential payments - means the maximum payments
                              possible to physicians or physician groups including payments for services they furnish directly, and additional payments based on use and costs of referral services, such as withholds, bonuses, capitation, or any other compensation to the physician or physician group. Bonuses and other compensation that are not based on use of referrals, such as quality of care furnished, patient satisfaction, or committee participation, are not considered payments in the determination of substantial financial risk.

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                           F. Referral services - means any specialty,
                              inpatient, outpatient, or laboratory services that a physician or physician group orders or arranges, but does not furnish directly.

                           G. Risk threshold - means the maximum risk, if the
                              risk is based on referral services, to which a physician or physician group shall be exposed under a physician incentive plan without being at substantial financial risk. This is set at 25 percent risk.

                           H. Substantial financial risk - means risk for
                              referral services that exceeds the 25 percent risk threshold.

                           I. Withhold - means a percentage of payments or set
                              dollar amounts deducted from a physician's service fee, capitation, or salary payment, and that shall or shall not be returned to the physician, depending on specific predetermined factors.

         H.9.2.1 In accordance with 42 CFR 422.208(b), any physician incentive plan (PIP) the Contractor (and any of its subcontractor arrangements) operates shall meet the following requirements:

                           A. The Contractor shall make no specific payment,
                              directly or indirectly, to a physician or physician group as an inducement to reduce or limit medically necessary services furnished to any particular Enrollee. Indirect payments shall include offerings of monetary value (such as stock options or waivers of debt) measured in the present or in the future.

                           B. If the PIP places a physician or physician group
                              at substantial financial risk (as defined in H.9.1(g)) for services that the physician or physician group does not furnish itself, the Contractor shall assure that all physicians and physician groups at substantial financial risk have either aggregate or per-patient stop-loss protection (see below) and conduct periodic surveys (see also below).

                           For all PIPs, the Contractor shall provide the following information (42 CFR 422.210) to MAA for submission to CMS:

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                           A. Whether services not furnished by the physician or
                              physician group are covered by the PIP;

                           B. The type or types of incentive arrangements, such
                              as withholds, bonus, and capitation;

                           C. The percent of any withhold or bonus used by the
                              plan;

                           D. Assurance that the physicians or physician group
                              have adequate stop-loss protection and the amount of that protection;

                           E. The patient panel size and if the plan uses
                              pooling, the pooling method (as detailed below);
                              and

                           F. A summary of any required Enrollee survey results.

                           The Contractor shall submit Physician Incentive Plans on an annual basis thirty (30) days prior to date of exercise of the following year option. CMS may not approve the Contractor's application for contract unless the Contractor discloses the physician incentive arrangements effective for that contract.

                           The Contractor shall also disclose the following information to any Medicaid beneficiary who requests it - whether the Contractor has a PIP that affects referrals, the type of incentive arrangement, whether stop-loss protection is provided, and the result of any required Enrollee surveys.

         ADD

         H.9.3 In accordance with 42 CFR 422.208(d), the following arrangements may cause substantial financial risk if the physician panel size is not greater than 25,000 patients:

                           A. Withholds greater than 25 percent of potential
                              payments;

                           B. Withholds less than 25 percent of potential
                              payments if the physician or physician group is potentially liable for amounts exceeding 25 percent of potential payments;

                           C. Bonuses that are greater than 33 percent of
                              potential payments minus the bonus;

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           D. Withholds plus bonuses if the withholds plus
                              bonuses equal more than 25 percent of potential payments. The threshold bonus percentage for a particular withhold percentage shall be calculated using the formula: Withhold percentage (%) = -0.75*(Bonus percentage (%)) + 25 percent (%);

                           E. Capitation arrangements; if:

                              a. The difference between the maximum potential
                                 payments and the minimum potential payments is more than 25 percent of the maximum potential payment; and/or

                              b. The maximum and minimum potential payments are
                                 not clearly explained in the contract with the physician or physician group; and

                           F. Any other incentive arrangements that have the
                              potential to hold a physician or physician group liable for more than 25 percent of potential payments.

         H.9.4 The Contractor shall ensure that compensation to individuals or Contractors that conduct utilization management activities is not structured so as to provide incentives for the individual or Contractor to deny, limit, or discontinue medically necessary services to any Enrollees.

         H.9.5 As mentioned above, the Contractor shall assure that all physicians and physician groups at substantial financial risk have either aggregate or per-patient stop-loss protection in accordance with the following requirements: The contractor must comply with 1903(m)(2)(A)(x), 42 CFR417.479, 42 CFR 434.70(a)(3)

                           A. Aggregate stop-loss protection shall cover 90
                              percent of the costs of referral services that exceed 25 percent of potential payments;

                           B. For per-patient stop-loss protection if the
                              stop-loss protection provided is on a per-patient basis, the stop-loss limit (deductible) per patient shall be determined on the same size of the patient panel and shall be a combined policy or consist of separate policies for professional services and institutional practices. In determining patient

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                        AMERIGROUP DISTRICT OF COLUMBIA

                              panel size, the patients shall be pooled in accordance with the panel requirements detailed in H.9.6; and

                           C. Stop-loss protection shall cover 90 percent of the
                              costs of referral services that exceed the per-patient deductible limit. The per-patient stop-loss deductible limits are as follows (see table below):

---------------------------------------------------------------------------------
                                                      SEPARATE         SEPARATE
                          SINGLE COMBINED           INSTITUTIONAL    PROFESSIONAL
PANEL SIZE                  DEDUCTIBLE                DEDUCTIBLE       DEDUCTIBLE
---------------------------------------------------------------------------------
1-1,000                     $   6,000                 $  10,000       $  3,000
---------------------------------------------------------------------------------
1,001-5,000                    30,000                    40,000         10,000
---------------------------------------------------------------------------------
5,001-8,000                    40,000                    60,000         15,000
---------------------------------------------------------------------------------
8,001-10,000                   75,000                   100,000         20,000
---------------------------------------------------------------------------------
10,001-25,000                 150,000                   200,000         25,000
---------------------------------------------------------------------------------
> 25,000                        None                      None           None
---------------------------------------------------------------------------------

         H.9.6 Any Contractor that meets the following pooling conditions shall pool commercial, Medicare, and Medicaid Enrollees or the Enrollees of several Contractors with which a physician or physician group has contracts:

                           A. It is otherwise consistent with the relevant
                              contracts governing the compensation arrangements for the physician or physician group;

                           B. The physician or physician group is at risk for
                              referral services with respect to each of the categories of patients being pooled;

                           C. The terms of the compensation arrangements permit
                              the physician or physician group to spread the risk across the categories of patients being pooled;

                           D. The distribution of payments to physicians from
                              the risk pool is not calculated separately by patient category; and

                           E. The terms of risk borne by the physician or
                              physician group are comparable for all categories of patients being pooled.

         H.9.7 In accordance with 42 CFR 422.208(h), the Contractor shall conduct periodic surveys of current and former Enrollees where

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           substantial financial risk exists. The annual survey results must be disclosed to MAA within 15 business days of completion and disclose to beneficiaries upon request. These surveys shall include at a minimum the following:

                           A. Include either a sample of, or all, current
                              Medicare/Medicaid Enrollees in the Contractor's organization and individuals disenrolled in the past 12 months for reasons other than:

                              a. The loss of Medicaid or Medicare eligibility;

                              b. Relocation outside the District;

                              c. Failure to pay premiums or other charges (this
                                 does not apply due to SECTION G.9);

                              d. For abusive behavior; and

                              e. Retroactive disenrollment.

                           B. Be designed, implemented, and analyzed in
                              accordance with accepted principles of survey design and statistical analysis;

                           C. Measure the degree or Enrollee's/disenrollee's
                              satisfaction with the quality of the services provided and the degree to which the Enrollees/disenrollees have or had access to services provided by the Contractor; and

                           D. Be conducted no later than one year after the
                              effective date of the Contractor's contract and at least annually thereafter.

         H.9.8 Contractors that fail to comply with the requirements of SECTION H.9 shall be subject to intermediate sanctions

         H.9.9 The Contractor shall ensure that compensation to individuals or Contractors that conduct utilization management activities is not structured so as to provide incentives for the individual or Contractor to deny, limit, or discontinue medically necessary services to any Enrollee.

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                        AMERIGROUP DISTRICT OF COLUMBIA

SECTION H.12               Equity Balance, Solvency And Financial Reserves

         Change from:

         H.12.1 Consistent with the Balanced Budget Act of 1997, the Contractor shall maintain a positive net worth, and insolvency reserves or deposits that equal or exceed the minimum requirements established by the District of Columbia's Department of Insurance and Securities Regulations as a condition for maintaining a certificate of authority to operate a health maintenance organization in the District.

         Change to:

         H.12.1 In accordance with 42 CFR 438.116 and the Balanced Budget Act of 1997, the Contractor shall maintain a positive net worth, and insolvency reserves or deposits that equal or exceed the minimum requirements established by the District of Columbia's Department of Insurance and Securities Regulations as a condition for maintaining a certificate of authority to operate a health maintenance organization in the District. This includes the Contractor's provision against the risk of insolvency to ensure that its Enrollees shall not become liable for the Contractor's debts if the Contractor becomes insolvent. Please note that Federally Qualified MCOs, as defined in Section 1310 of the Public Health Service Act, are exempt from this requirement (see H.12.3 below).

         ADD

         H.12.3 In accordance with 42 CFR 438.116(b)(2), the solvency standards in this section do not apply to the following Contractors:

                           A. Organizations that do not provide both inpatient
                              hospital and physician services;

                           B. Public Contractors;

                           C. A Contractor that is (or is controlled by) one or
                              more Federally Qualified Health Centers and meets the solvency standards established by the District for those centers; and

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                        AMERIGROUP DISTRICT OF COLUMBIA

                           D. Contractors whose solvency standards are
                              guaranteed by the District.

         H.12.4 As specified in the State Medicaid Manual (2086.6.B), Contractors shall cover continuation of services to Enrollees for duration of period for which payment has been made, as well as for inpatient admissions up until discharge, during periods of Contractor insolvency.

SECTION H.15               Special Provider Payment Arrangement

         Change from:

         H.15.4.4 Upon the District's written request, the Contractor shall permit, and shall assist the Federal government, its agents or the District in the inspection and audit of any financial records of the Contractor or its subcontractors. The records of the Contractor and its subcontractors shall be available for inspection and audit by the District.

         Change to:

         H.15.4.4 In accordance with 42 CFR 438.6(g), upon the District's written request, the Contractor shall permit, and shall assist the Federal government, its agents, or the District in the inspection and audit of any financial records of the Contractor or its subcontractors. The records of the Contractor and its subcontractors shall be available for inspection and audit by the District and Federal Government or its designee.

         ADD:

         H.15.4.7          In accordance with 42 CFR 434.6 (a)(5) SMM 2080.9

                           Evaluation:

                           Provide for evaluation of services performed and for audit and inspection of contractor records. The contractor shall permit the District or District designee, Federal Agencies or Federal Agencies designee to conduct whatever inspections and audits are necessary to assure quality, appropriateness or timeliness of services and reasonableness of their costs.

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                        AMERIGROUP DISTRICT OF COLUMBIA

         Change from:

         H.15.4.5 The Contractor shall retain annual audit reports and records for at least five (5) years.

         Change to:

         H.15.4.5 The Contractor shall retain records in accordance with 45 CFR 74 (3 years after the final payment is made and all pending matters closed, plus additional time if an audit, litigation, or other legal action involving the records is started before or during the original 3 year period ends).

         H.15.4.6 THE DISTRICT OF COLUMBIA RECORDS RETENTION FOR THIS CONTRACT IS SIX (6) YEARS AND THREE (3) MONTHS

SECTION H.16

         ADD

         H.16.1.2 The medical records and any other health and enrollment information that identifies a particular Enrollee, the Contractor may use and disclose such individually identifiable health information in accordance with the privacy requirements in 45 CFR parts 160 and 164, subparts A and E and HIPAA, to the extent that these requirements are applicable.

SECTION H.18               Conflict Of Interest

         ADD

         H.18.1.1 In accordance with 42 CFR 438.58, as a condition of contracting with MCOs or PIHP, a State must have in effect safeguards against conflict of interest on the part of the District and local officers and employees and agents of the District who have responsibilities relating to the MCO or PIHP or contracts or the default enrollment process specified in 42 CFR 438.50(f), which states:

                           A. For recipients who do not choose a MCO during
                              their enrollment period, the District may have a default

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                        AMERIGROUP DISTRICT OF COLUMBIA

                              enrollment process for assigning those recipients to contracting MCOs;

                           B. The process must seek to preserve existing
                              provider-recipient relationships and relationships with providers that have traditionally served Medicaid recipients. If that is not possible, the District must distribute the recipients equitably among qualified MCOs available to enroll them, excluding those subject to sanction as described in 42 CFR 438.702(a)(4);

                           C. An "existing provider-recipient relationship" is
                              one in which the provider was the main source of Medicaid services for the recipient during the previous year. This may be established through District records of previous managed care enrollment or fee-for-service experience or through contact with the recipient; and

                           D. A provider is considered to have "traditionally
                              served" Medicaid recipients if it has experience in serving the Medicaid population.

         H.18.1.2 No official or employee of the District of Columbia or the Federal government who exercises any functions or responsibilities in the review of approval of the undertaking or carrying out of this contract shall, prior to the completion of the project, voluntarily acquire any personal interest, direct or indirect, in the contract or proposed contract. (DC Procurement Practices Act of 1985, DC Law 6-85 and Chapter 18 of the DC Personnel Regulations).

SECTION H                  Special Contract Requirement

         ADD

         H.21              Compliance by the Contractor

         H.21.1 In accordance with the 42 CFR 438.604 & 438.606, the District shall require certification from the Contractor for any data used by the District to make payments to the Contractor. The data shall be certified include, but are not limited to, enrollment information, encounter data, and other information (e.g., documentation and claims data), required by the District and contained in this contract and any related proposals and


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                        AMERIGROUP DISTRICT OF COLUMBIA

                           documents. These data must be certified by one of the following: (1) the MCO or PIHP Chief Executive Officer; (2) the MCO or PIHP Chief Financial Officer; or (3) an individual who has delegated authority to sign for, and who reports directly to, the MCO or PIHP Chief Executive Officer or Chief Financial Officer. The certification shall attest, based on the best knowledge, information, and belief, to the following: (1) accuracy, completeness and truthfulness of the data; and (2) accuracy completeness, and truthfulness of the documents specified by the District. The MCO, PIHP must submit the certification concurrently with the certified data.

SECTION H.22

         ADD

         H.22              Conditions for Federal Financial Participation (FFP)

         H.22.1            Basic Requirements

         H.22.1.1 FFP is available in expenditures under this contract only for periods during which the contract meets the requirements of this Section (42 CFR 438.802-812 and H.22 of this contract) and is in effect.

         H.22.2            Prior Approval

         H.22.2.1 In accordance with 42 CFR 438.806(a), FFP is available under this Contract only if the CMS Regional Office (RO) has confirmed that the Contractor meets the definition of a MCO or is one of the Contractors described in 42 CFR 438.6(b)(2-5), and the contract meets all the requirements of section 1903(m)(2)(A) of the Act, the applicable requirements of section 1932 of the Social Security Act and the implementing regulations of 42 CFR 438.802-812.

         H.22.3            Contracts Subject to CMS Approval

         H.22.3.1 In accordance with 42 CFR 438.806(b-c), prior approval by CMS is a condition for FFP under any MCO contract that extends for less than one full year or that has a value equal to, or greater than, the following threshold amounts:

CONTRACT # POHC-2002-D-0003                                                   99
MODIFICATION # M0009

]
                        AMERIGROUP DISTRICT OF COLUMBIA

                           A. For 1998, $1,000,000; and

                           B. For subsequent years, the amount is increased by
                              the percentage increase in the consumer price index for urban consumers.

                           FFP is not available for contracts that do not have prior CMS approval.

         H.22.4            Exclusion of Contractors

         H.22.4.1 In accordance with 42 CFR 438.808, the District shall exclude the following Contractors from entering into this contract:

                           A. A Contractor that could be excluded under
                              1128(b)(8) of the Social Security Act;

                           B. A Contractor that has a substantial contractual
                              relationship as defined in 42 CFR 431.55(h)(3), either directly or indirectly, with an individual convicted of certain crimes as described in 1128(b)(8)(B) of the Social Security Act; and

                           C. A Contractor that employs or contracts, directly
                              or indirectly, for the furnishing of health care, utilization review, medical social work, or administrative services, with either an individual or Contractor excluded from participation in Federal health care programs under either Section 1128 or Section 1129A of the Social Security Act or any Contractor that would provide those services through and excluded individual or Contractor.

         H.22.5            Expenditures for Enrollment Broker Services

                           In accordance with 42 CFR 438.810, the following regulations shall govern enrollment broker services related to this contract:

         H.22.5.1 Choice counseling mean activities such as answering questions and providing information (in an unbiased manner), on available MCO or PIHP delivery system options, and advising on what factors to consider when choosing among them and in selecting a primary care provider.

CONTRACT # POHC-2002-D-0003                                                  100
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

                        AMERIGROUP DISTRICT OF COLUMBIA

         H.22.5.1.1 Enrollment activities mean activities such as distributing, collecting, and processing enrollment materials and taking enrollments by phone or in person.

         H.22.5.1.2 Enrollment broker means an individual or Contractor that performs choice counseling, enrollment activities, or both, and enrollment services means choice counseling, enrollment activities, or both.

         H.22.5.2 State expenditures for enrollment broker services are considered necessary and are eligible for FFP only if the broker meets the following requirements:

                           A. Independence - the broker and its subcontractors
                              are independent of any MCO, PIHP or other health care provider in the District. A broker is not considered "independent" if it is an MCO, PIHP or other health care provider in the District, is owned or controlled by a MCO, PIHP or other health care provider in the District, or owns or controls an MCO, PIHP or other health care provider in the District;

                           B. Freedom from conflict of interest - the broker and
                              its subcontractors are free from conflict of interest. A broker is not considered free from conflict of interest if any person who is the owner, employee, or consultant of the broker or subcontractor or has any contact with them, has any direct or indirect financial interest in any Contractor or health care provider that furnishes services in the District, has been excluded from participation under Titles XVIII or XIX of the Social Security Act, has been debarred by any Federal agency or has been in or is now subject to civil money penalties under the Social Security Act.

         H.22.5.3 The initial contract or memorandum of agreement (MOA) for services performed by the broker has been reviewed and approved by CMS.

         H.22.6            Costs Under Risk and Non-Risk Contracts

         H.22.6.1 As specified in 42 CFR 438.812, please note that under a risk contract the total amount the District and MAA pays for carrying out the contract provisions is a medical assistance cost. Under a non-risk contract, the amount the District and

CONTRACT # POHC-2002-D-0003                                                  101
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

                        AMERIGROUP DISTRICT OF COLUMBIA

                           MAA pays for the furnishing of medical services to eligible recipients is medical assistance cost, while the amount paid for the Contractor's performance of other functions is an administrative cost.

SECTION H.23               Reporting Of Transactions

         ADD

         H.23              Reporting of Transactions

         H.23.1            Parties of Interest

         H.23.1.1 In accordance with Section 1903(m)(4)(A), Contractors shall report a description of certain transactions with parties of interest. As defined in Section 1318(b) of the Public Health Service Act (see also the State Medicaid Manual 2087.6(A)), a party or interest is:

                           A. Any director, officer, partner, or employee
                              responsible for management or administration of an MCO and HIO; any person who is directly or indirectly the beneficial owner of more than 5% of the equity of the MCO; any person who is the beneficial owner of a mortgage, deed of trust, note, or other interest secured by, and valuing more than 5% of the MCO; or, in the case of an MCO organized as a nonprofit corporation, an incorporator or member of such corporation under applicable District corporation law;

                           B. Any organization in which a person is a director,
                              officer or partner, has (directly or indirectly) a beneficial interest of more than 5% of the equity of the MCO; or has a mortgage, deed of trust, note, or other interest valuing more than 5% of the assets of the MCO;

                           C. Any person directly or indirectly controlling,
                              controlled by, or under common control with a MCO; or

                           D. Any spouse, child, or parent of an individual
                              previously described.

CONTRACT # POHC-2002-D-0003                                                  102
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

                        AMERIGROUP DISTRICT OF COLUMBIA

         H.23.2            Types of Transactions that Shall Be Disclosed

         H.23.2.1 In accordance with section 1318(b) of the Public Health Service Act (see also the State Medicaid Manual 2087.6(B)), business transactions which shall be disclosed include:

                           A. Any sale, exchange, or lease of any property
                              between the MCO and a party in interest;

                           B. Any lending of money or other extension of credit
                              between the MCO and a party in interest; and

                           C. Any furnishing for consideration of goods,
                              services (including management services), or facilities between the MCO and the party in interest. This does not include salaries paid to employees for services provided in the normal course of their employment.

         H.23.2.2 The information which shall be disclosed for each such transaction includes the name of the party in interest, a description of the the transaction and quantity or units involved, the accrued dollar value during the fiscal year, and justification for the reasonableness of the transaction. If this contract is being renewed or extended, the Contractor shall disclose information on business transactions which occurred during the prior contract period. If the contract is an initial contract with the District but the Contractor has operated previously in the commercial or Medicare markets, information on business transactions for the entire year preceding the initial contract period shall be disclosed. The business transactions which shall be reported are not limited to transactions related to serving the Medicaid enrollment. All of the Contractor's business transactions shall be reported.

SECTION I STANDARD CONTRACT CLAUSES

SECTION I.7

         ADD

         I.7.1.2.1 If the Contractor fails to perform any of the other provisions of this contract or so fails to make progress as to endanger performance of this contract in accordance with its terms, and

CONTRACT # POHC-2002-D-0003                                                  103
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

                        AMERIGROUP DISTRICT OF COLUMBIA

                           in either of these two circumstances does not cure such failure within ten (10) days (or such longer period as the Contracting Officer shall authorize in writing) after receipt of notice from the Contracting Officer specifying such failure. In accordance with 42 CFR 438.708, the District also has authority to terminate this contract and enroll the Contractor's Enrollees in other MCOs or provide their Medicaid benefits through other options included in the District's plan, if the District determines that the Contractor has failed to do either of the following:

                           -  Carry out the substantive terms of the contract;
                              or

                           - Meet applicable requirements in Sections 1932, 1903(m), and 1905(t) of the Social Security Act.

                           In accordance with Section 1932(e)(5) Termination. The District may provide the contractor with, notice and such other due process protections as the District may provide, Except that the District may not provide a managed care entity pre-termination hearing before the appointment of temporary management. The Termination shall be in accordance with the District of Columbia HMO regulations process.

         ADD

         I.7.1.3           Pre-Termination Hearing

                           In accordance with 42 CFR 438.710(b), before terminating a contract, the District may provide the Contractor notification of a pre-determination hearing. The District will:

                           A. Give the Contractor written notice of the
                              District's intent to terminate, the reason for the termination, and the time and place of the pre-termination hearing;

                           B. Give the Contractor after the pre-termination
                              hearing written notice of the decision affirming or reversing the proposed termination of the contract and for an affirming decision, the effective date of termination; and

                           C. For an affirming decision, give the Contractor's
                              Enrollees notice of the termination and
                              information, consistent with 42 CFR 438.10, on their options for receiving Medicaid services following the effective date of termination.

CONTRACT # POHC-2002-D-0003                                                  104
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

                        AMERIGROUP DISTRICT OF COLUMBIA

         ADD

         I.7.1.4 In accordance with 42 CFR 438.722, following its written notification to the Contractor of its intent to terminate the contract, the District reserves the right to the following actions:

                           A. To provide the Contractor's Enrollees with written
                              notification of the District's intent to terminate the contract; and/or

                           B. Allow the Contractor's Enrollees to disenroll
                              immediately without cause.

SECTION I.9

         ADD

         I.9.2             In accordance with 42 CFR 455.100 through 42 CFR
                           455.106 the Contractor shall disclose to the District the name and address of each person with an ownership or control interest in the disclosing Contractor or in any subcontractor in which the disclosing Contractor has direct or indirect ownership interest of 5% or more. In addition, the Contractor shall also disclose whether any of the persons so named is related to another as spouse, parent child, or sibling. Please note the FFP is not available to Contractors who fail to provide ownership or control information.

SECTION I.32

         ADD

         I.32.3.2 Medical records and any other health and enrollment information that identifies a particular Enrollee, the Contractor shall use and disclose such individually identifiable health information in accordance with the privacy requirements in 45 CFR parts 160 and 164, subparts A and E and HIPAA, to the extent that these requirements are applicable.

CONTRACT # POHC-2002-D-0003                                                  105
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

                        AMERIGROUP DISTRICT OF COLUMBIA

SECTION I.36

         ADD

         I.36.1            EEO Provisions

                           In accordance with 45 CFR 74 Appendix A (1), the Contractor shall comply with E.O. 11246 "Equal Employment Opportunity" as amended by 11375, "Amending Executive Order 11246 Relating to Equal Employment Opportunity," and as supplemented at 41 CFR 60, "Office of Federal Contract Compliance Programs, Equal Employment Opportunity, Department of Labor."

         I.36.2            Copeland "Anti-Kickback" Act (18 U.S.C. 874 and 40
                           U.S.C. 276c)

                           In accordance with 45 CFR 74 Appendix A (2), all contracts and subgrants issued under this contract in excess of $2,000 for construction or repair awarded by the Contractor and subcontractors shall include a provision complying with the Copeland "Anti-Kickback" Act, 18 U.S.C. 874, as supplemented by Department of Labor regulations, 29 CFR 3, "Contractors and Subcontractors on Public Building or Public Work Financed in Whole or in Part by Loans or Grants from the United States." Each Contractor and subcontractor shall be prohibited from inducing, by any means, any person employed in the construction, complete or repair of public work, to give up any part of the compensation to which he is otherwise entitled. The Contractor or subcontractor shall report all suspected or reported violations to CMS.

         I.36.3            Contract Work Hours and Safety Standards Act (40
                           U.S.C. 327-333)

                           In accordance with 45 CFR 74 Appendix A (4), when applicable all contracts awarded by the Contractor in excess of $100,000 for contraction contracts and for other contracts that involve employment of mechanics or laborers shall include a provision for compliance with section 102 and 107 of the Contract Work Hours and Safety Standards Act, 40 U.S.C. 327-333, as supplemented by Department of Labor regulations, 29 CFR 5. Under Section 102 of the Act, the Contractor shall be required to compute the wages of every mechanic and laborer

CONTRACT # POHC-2002-D-0003                                                  106
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

                        AMERIGROUP DISTRICT OF COLUMBIA

                           on the basis of a standard workweek of 40 hours. Work in excess of the standard work -week is permissible provided that the worker is compensated at a rate of not less than 1 1/2 times the basic rate of pay for all hours worked in excess of 40 hours in the work week. Section 107 of the Act is applicable to construction work and provides that no laborer or mechanic shall be required to work in surroundings or under working conditions which are unsanitary, hazardous, or dangerous. These requirements do not apply to the purchases of supplies or materials or articles ordinarily available on the open market or contracts for transportation or transmission of intelligence.

         I.36.4 Clean Air Act (42 U.S.C. 7401 et seq.) and the Federal Water Pollution Control Act as Amended (33 U.S.C. 1251 et seq.)

                           In accordance with 45 CFR 74 Appendix A (6), contracts and subgrants of amount in excess of $100,000 shall contain a provision that requires the Contractor to agree to comply with all applicable standards, orders, or regulations issued pursuant to the Clean Air Act, Pollution Control Act, 42 U.S.C. 7401 et seq., and the Federal Water Pollution Control Act, as amended 33 U.S.C. 1251 et seq. Violations shall be reported to the HHS and the appropriate Regional Office of the Environmental Protection Agency. The Contractor shall comply with all applicable standards, orders or requirements issued under Section 306 of the Clean Air Act (42 U.S.C. 1857(h)), Section 508 of the Clean Water Act (33 U.S.C. 1368), Executive Order 11738, and Environmental Protection Agency regulations (40 CFR
                           15).

         I.36.5            Byrd Anti-Lobbying Amendment (31 U.S.C. 1352)

                           In accordance with 45 CFR Appendix A (7), Contractors who apply or bid for an award of more than $100,000 shall file the required certification. Each tier certifies to the tier above that it will not and has not used Federal appropriated funds to pay any person or organization for influencing or attempting to influence an officer or employee of any Federal agency, a member of Congress or an employee of a member of Congress in connection with obtaining any Federal contract, grant or other award covered by 31 U.S.C. 1352. Each tier shall also disclose any lobbying with non-Federal funds that takes place in connection with obtaining any Federal award. Such disclosures are forwarded from tier to tier up to the Contractor.

CONTRACT # POHC-2002-D-0003                                                  107
MODIFICATION # M0009

                        AMERIGROUP DISTRICT OF COLUMBIA

         I.36.6            Debarment and Suspension (E.O.s 12549 and 12689)

                           In accordance with 45 CFR 74 Appendix A (8), certain contracts shall not be made to parties listed on the non-procurement portion of the General Services Administration's "Lists of Parties Excluded from Federal Procurement or Nonprocurement Programs" in accordance with E.O.s 12549 and 12689, "Debarment and Suspension." This list contains the names of parties debarred, suspended, or otherwise excluded by agencies, and Contractors declared ineligible under statutory authority other than E.O. 12549. Contractors with awards that exceed the simplified acquisition threshold ($100,000) shall provide the required certification regarding their exclusion status and that of their principals prior to award. See also SECTION H.8.2 of this contract.

         I.36.6.1 In accordance with 42CFR 438.210 (d) The MCO, PIHP may Not employ or contract with providers excluded from Participation in Federal health care programs under either Section 1128 or section 1128 of the Act.

         I.36.7            Intellectual Property

                           In accordance with 45 CFR Appendix G(14), the Contractor shall comply with CMS' grantor agency requirements and regulations pertaining to reporting and patient rights under an contract involving research, developmental, experimental, or demonstration work with respect to any discovery or invention which arises or is developed in the course of or under such contract, and of CMS requirements and regulations pertaining to copyrights and rights in data.

         I.36.8            Energy Efficiency

                           The Contractor shall recognize mandatory standards and policies related to energy efficiency which are contained in the District's energy conservation plan issued in compliance with the Energy Policy and Conservation Act (Public Law 94-165).

         I.36.9 The contractor shall adhere to 45CFR 74 Appendix A Davis -Bacon Act, amended (40 U.S.C. 276a to a-7)

CONTRACT # POHC-2002-D-0003                                                  108
MODIFICATION # M0009

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

                                                                  Page of Pages
                                                                 1             1
1.  Contract Number
    POHC-2002-D-0003

2.  Amendment/Modification Number
        'M0010

3.  Effective Date
        AUGUST 9, 2003

4.  Requisition/Purchase Request No.

5.  Project No. (If applicable)

6.  Issued By                                                        Code ______
    Office of Contracting and Procurement
    Department of Health Bureau
    441 4th Street, NW, Suite 700 South
    Washington, DC 20001

7.  Administered By (If other than line 6)
    Department of Health, Office of Managed Care
    Medical Assistance Administration
    825 North Capitol Street, N.E.
    Attention: Ms. Maude Holt
    Telephone: (202)442-9074

8. Name and Address of Contractor (No. Street, city, country, state and ZIP Code)

    AMERIGROUP DISTRICT OF COLUMBIA
    750 1 ST STREET, N.E, SUITE 1120
    WASHINGTON, DC 20004
    ATTN: MS. JANE THOMPSON

    Code _____________                              Facility _______________

(X) 9A.  Amendment of Solicitation No.

    9B.  Dated (See item 11)

    10A. Modification Of Contract/Order No.
      POHC-2002-D-0003
 X
    10B. Dated (See item 13)
      AUGUST 1, 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended to set forth in Item 14. The hour and data specified for receipt of Offers [ ] is extended. [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or, telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

(X) A. This change order is issued pursuant to: (Specify Authority)

    IN ACCORDANCE TO DCMR CHAPTER 36, SECTION 3601.2 (C) OPTION

 X  The changes set forth in Item 14 are made in the contract/order no. in
    Item 10A.

    B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of 27 dCMR Chapter 36, Section 3601.2.

    C. This supplemental agreement is entered into pursuant to authority of:
    DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2 (c) Bilateral Contract Modification and agreement between the parties

    D. Other (Specify type of modification and authority)

    E. IMPORTANT:     Contractor [ ] is not, [X] is required to sign this
    document and return 2 copies to the issuing office.

14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

    THE CONTRACT REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS FOLLOWS:

    1. THE DISTRICT HEREBY EXERCISES ITS OPTION TO RENEW THIS CONTRACT IN ACCORDANCE TO SECTION F1.2, TERM OF CONTRACT FOR THE PERIOD OF AUGUST 9, 2003 THROUGH AUGUST 18, 2003. THE CONTINUATION OF THIS CONTRACT IS SUBJECT TO CITY COUNCIL'S APPROVAL AND AVAILABILITY OF FUNDS.

            ALL OTHER CONTRACT TERMS AND CONDITIONS REMAIN UNCHANGED

Except as provided herin, all terms and conditions of the document referenced in item (9A or 10A as heretofore changed, remains unchanged and in full force and effect

15A. Name and Title of Signer (Type or print)
     JANE E. THOMPSON
     CEO - DC Operations

15B. Name of Contractor
     AMERIGROUP District of Columbia

     /s/ Jane E. Thompson
     --------------------------------------------
     (Signature of person authorized to sign)

15C. Date Signed
     8/8/03

16A. Name of Contracting Officer
     ESTHER M. SCARBOROUGH

16B. District of Colombia

     /s/ E. M. Scarborough
     -------------------------------------------
     (Signature of Contracting Officer)

16C. Date Signed
     8/8/03

*** Government of the District of Columbia

    [OFFICE OF CONTRACTING & PROCUREMENT LOGO]

    DC OCP 202(7-99)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

                                                                  Page of Pages
                                                                 1             1

1.   Contract Number
     POHC-2002-0003

2.   Amendment/Modification Number
             'M0011

3.   Effective Date
              AUGUST 19, 2003

4.   Requisition/Purchase Request No.
     SEE BLOCK 12 BELOW

5.   Project No. (if applicable)

6.   Issued By                                                      Code ______
     Office of Contracting and Procurement
     Department of Health Bureau
     441 4th Street, NW, Suite 700 South
     Washington, DC 20001

7.   Administered By (If other than line 6)
     Department of Health, Office of Managed Care
     Medical Assistance Administration
     825 North Capitol Street, N.E.
     Attention: Ms. Maude Holt
     Telephone: (202) 442-9074

8.   Name and Address of Contractor (No. Street, city, country, state and ZIP
     Code)

     AMERIGROUP DISTRICT OF COLUMBIA
     750 1 ST STREET, N.E. SUITE 1120
     WASHINGTON, DC 20004
     ATTN: MS. JANE THOMPSON
     TELEPHONE NO.: (202) 218-4900

     Code _____________________                    Facility ____________________

(X)  9A. Amendment of Solicitation No.

     9B. Dated (See item 11)

     10A. Modification of Contract/Order No.
     POHC-2002-D-0003
 X
     10B. Dated (See Item 13)
     AUGUST 1, 2002

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  Accounting and Appropriation Date (If Required)
     *CFO CERTIFICATION LETTER DATED JUNE 28,2003

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

(X)  A. This change order is issued pursuant to: (Specify Authority)

     The changes set forth in Item 14 are made in the contract/order no. In item 10A.

     B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, section 3601.2.

     C. This supplemental agreement is entered into pursuant to authority of:
     DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2(c) Bilateral Contract Modification and agreement between the parties

(X)  D. Other (Specify type of modification and authority)
     IN ACCORDANCE TO DCMR CHAPTER 36, SECTION 3601.2(C) OPTION

     E. IMPORTANT:    Contractor [ ] is not, [X] is required to sign this
     document and return 2 copies to the issuing office.

14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

     THE CONTRACT REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS FOLLOWS:

     THE DISTRICT HEREBY EXERCISES ITS OPTION TO RENEW THIS CONTRACT IN ACCORDANCE TO SECTION F1.2, TERM OF CONTRACT FOR THE PERIOD OF AUGUST 1, 2003 THROUGH JULY 31, 2004. THE TOTAL PRICE FOR THIS OPTION IS $82,931,806.84.

1st PARTIAL OPTION (AUGUST 1, 2003 THROUGH AUGUST 4, 2003)             $   908,841.71
2nd PARTIAL OPTION (AUGUST 5, 2003 THROUGH AUGUST 8, 2003)             $   908,841.71
3rd PARTIAL OPTION (AUGUST 9, 2003 THROUGH AUGUST 18, 2003)            $ 2,272,104.90
REMAINING OF OPTION YEAR ONE (AUGUST 19, 2003 THROUGH JULY 31, 2004)   $78,842,018.12

           TOTAL FOR OPTION YEAR 1                                     $82,931,805.54

                ALL OTHER CONTRACT TERMS AND CONDITIONS REMAIN UNCHANGED

Except as provided herin, all terms and conditions of the document referenced in item (9A or 10A as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or print)
     JANE. E. THOMPSON
     CEO - DC OPERATIONS

15B. Name of Contractor
     AMERIGROUP DISTRICT OF COLUMBIA

     /s/ Jane E. Thompson
     -------------------------------------------
     (Signature of person authorized to sign)

15C. Date Signed
     8/19/03

16A. Name of Contracting Officer
     ESTHER M. SCARBOROUGH

16B. District of Columbia

     /s/ E. M. Scarborough
     -------------------------------------------
     (Signature of Contracting Officer)

16C. Date Signed
     8/18/03

***  Government of the District of Columbia

     [OFFICE OF CONTRACTING & PROCUREMENT LOGO]

     DC OCP 202 (7-99)

[OFFICE OF CONTRACTING & PROCUREMENT LOGO]

                                 DELIVERY ORDER

DISTRICT OF COLUMBIA
SOLICITATION, OFFER AND AWARD FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 17, 23 & 29

1.   REQUESTION NUMBER
     *See Block 25 Below

2.   CONTRACT NO.
     POHC-2002-D-0003

3.   Award/Effective Date
     AUGUST 1, 2003

4.   ORDER NUMBER
     POHC-2002-F-0002

5.   SOLICITATION NUMBER

6.   SOLICITATION ISSUE DATE

7.   FOR SOLICITATION INFORMATION
     CONTACT:

A.   NAME
     Esther M. Scarborough

B.   TELEPHONE [ILLEGIBLE]
     (202) 724-2144
     FACIMILE NUMBER
     (202) 724-5673
     Email: ester.scarborough@_.gov

8.   OFFER DUE DATE;

9.   ISSUED BY

     District of Columbia
     Office of Contracting and Procurement
     Department of Health Bureau
     441 4th Street, N.W., Suite 700 South
     Washington, D.C. 20001


10.  THIS ACQUISITION IS

[X]  UNRESTRICTED
[ ]  SET ASIDE  %FOR
[ ]  SMALL BUSINESS
[ ]  SMALL DISADV.BUS.
[ ]  [ILLEGIBLE]

SIC:
SIZE STANDARD:

11.  DELIVERY FOR FOB
     DESTINATION UNLESS
     BLOCK IS MARKED

[ ]  SEE SCHEDULE

12.  PAYMENT DISCOUNT TERMS

     NET 30

[X]  13A. DATE OF DELIVERY OR COMPLETION
     JULY 31, 2004

[ ]  13B. RESERVED

14.  METHOD OF SOLICITATION

[ ] RFQ   [ ] IFB  [ ] RFP [ ]2-STEP


15.  DELIVER TO

     D.C. Department of Health, Administrator, Office of
     Managed Care Medical Assistance Administration
     825 North Capitol Street, N.E,
     Washington, D.C. 20002
     Attn: Ms. Maude Holt/Phone (202) 442-9074

16.  ADMINISTERED BY

     Same as Block 15

17A. CONTRACTOR/ OFFEROR

     Amerigroup District of Columbia
     750 1st Street, N.E., Suite 1120
     Washington, D.C. 20004
     Attn: Ms. Jane Thompson
     Telephone Number: (202)218-4900

CODE   TAX ID NO.51-0387378

17B. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFEROR [ ]

18A. PAYMENT WILL BE MADE BY
     District of Columbia                                            CODE [    ]
     Department of Health, Office of the Chief Financial Officer
     Post Office Box 77676
     Washington, D.C. 20013-9998
     Attn: Accounts Payable

18B. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18A UNLESS BLOCK BELOW IS
     CHECKED [ ] SEE ADDENDUM

-----------------------------------------------------------------------------------------------------------------------------------
 19
ITEM                               20                                         21        22           23               24
 NO.                  SCHEDULE OF SUPPLIES/SERVICE                         QUANTITY    UNIT      UNIT PRICE         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
0002     The contractor shall provide the healthcare                          12        Mos.    $ 6,910,983.82    $82,931,805.84
         services for the D.C. Healthy Family Program
         (DCHFP) as required by the Contract Identified in
         Block 2 and page 2 of this Delivery Order from
         August l,  2003 through July 31, 2004.

25.  ACCOUNTING AND APPROPRIATION DATA
     *CFO Certification Letter Dated June 26, 2003

26.  TOTAL AWARD [ILLEGIBLE]
     $ 82,931,805.34

27. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN COPIES TO THE ISSUING OFFICE. CONTRACTER AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL PAGES SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN

28. AWARD OF CONTRACT; REFERENCE _____ OFFER DATED ____ YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS.

29A. SIGNATURE OF OFFICER/CONTRACTOR

     /s/ Jane E. Thompson
     --------------------

29B. NAME AND TITLE OF SIGNER (TYPE OR PRINT)
     JANE E. THOMPSON
     -------------------
     CE0 - DC Operations

29C. DATE SIGNED
     8/18/03

30A. DISTRICT OF COLUMBIA(SIGNATURE OF CONTRACTING OFFICER)

     /s/ E.M. Scarborough
     --------------------

30B. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)

     /s/ ESTHER M. SCARBOROUGH
     ----------------------------

30C. DATE SIGNED
     8/18/03

DISTRICT OF COLUMBIA            DCHFP RATE SUMMARY
                AMERIGROUP DISTRICT OF COLUMBIA 2003-2004 RATES

Section B - Contract Line Item Number (CLIN) for DC Healthy Families Program (DCHFP), below is a table rate trend for the period from August 1, 2003 through July 31, 2004.

------------------------------------------------------------------------------
 CLIN                     SUPPLIES/SERVICES/RATE CELL               TOTAL PMPM
------------------------------------------------------------------------------
0001                       < 1 Male & Female                        $   263.08
------------------------------------------------------------------------------
0001AA                     1 - 12 Male & Female                     $   112.50
------------------------------------------------------------------------------
0001AB                     13 - 18 Female                           $   185.44
------------------------------------------------------------------------------
0001AC                     13 - 18 Male                             $   188.44
------------------------------------------------------------------------------
0001AD                     19 - 36 Female                           $   187.07
------------------------------------------------------------------------------
0001AE                     19 - 36 Male                             $   119.73
------------------------------------------------------------------------------
0001AF                     37+ Female                               $   312.43
------------------------------------------------------------------------------
0001AG                     37+ Male                                 $   267.42
------------------------------------------------------------------------------
0001AH                     Infant's Month of Birth                  $ 5,109.97
------------------------------------------------------------------------------
0001AI                     Mother's Month of Delivery               $ 5,439.59
------------------------------------------------------------------------------

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